UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-02864

                               Pioneer Bond Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  June 30


Date of reporting period:  July 1, 2016 through December 31, 2016


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.



                       Pioneer Bond Fund

--------------------------------------------------------------------------------
                       Semiannual Report | December 31, 2016
--------------------------------------------------------------------------------

                       Ticker Symbols:

                       Class A     PIOBX
                       Class C     PCYBX
                       Class K     PBFKX
                       Class R     PBFRX
                       Class Y     PICYX

                       [LOGO] PIONEER
                              Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               16

Schedule of Investments                                                       18

Financial Statements                                                          91

Notes to Financial Statements                                                100

Approval of Investment Advisory Agreement                                    115

Trustees, Officers and Service Providers                                     120

                              Pioneer Bond Fund | Semiannual Report | 12/31/16 1

President's Letter

Dear Shareowner,

The 2016 calendar year featured many swings in market sentiment, both in the equity and fixed-income markets. After a slow start to the year, the markets began to rally in mid-February 2016 with a recovery in the prices of oil and other commodities, as well as slow, positive progress in US employment figures. The rally persisted throughout much of the remaining 10 months of 2016, gaining further momentum in the second half of the year when US gross domestic product
(GDP) growth showed solid improvement during the third quarter and unemployment continued to decline. Finally, in November, the election of Donald Trump as the 45th President of the United States sparked a dramatic late-year market upturn that saw US equities briefly climb to all-time highs. Speculation that the new Trump administration's policies would stimulate the US economy through reduced taxes, less regulation, and increased government spending on infrastructure, fueled the year-end rally. For the full 12 months ended December 31, 2016, the Standard & Poor's 500 Index, a broad measure of US stock market performance, returned a strong 11.9%.

In bond markets, the Federal Reserve Board's (the Fed's) 0.25% hike in the Federal funds rate in December 2016, its first rate increase in a year, contributed to a sell-off in US Treasuries. The pullback from Treasuries also derived from the market's increased inflation and growth expectations under the incoming Trump administration. Elsewhere within fixed income, corporate credit, particularly in the high-yield segment of the market, performed well over the fourth quarter and the full calendar year. US high-yield securities, as measured by the Bank of America Merrill Lynch US High Yield Index, returned a robust 17.5% for the 12 months ended December 31, 2016, with a rally in the energy sector following the recovery in oil and other commodity prices last February bolstering the high-yield market's performance. Meanwhile, the Bloomberg Barclays US Aggregate Bond Index, which tracks the performance of Treasury and agency issues, corporate bond issues, and mortgage-backed securities, returned 2.7% for the same 12-month period, reflecting the relative weakness in government bonds.

The US economy's underlying fundamentals seem solid, and growth prospects for 2017 appear healthy. However, we remain concerned about risks to the economy of potentially disruptive trade policies pursued by the Trump administration. Barring a damaging trade war, though, we anticipate the Fed will continue to hike short-term interest rates gradually during 2017. In addition, we expect the Fed to consider carefully the potential economic effects of any fiscal policies enacted by the new Trump administration and the Republican-controlled Congress. In that regard, we believe President Trump's economic policies, if they come to fruition, could help boost real GDP growth. However, the impact of Trump's policies on US GDP may be greater in 2018 rather than in 2017. Still, even prior to the late-year "Trump rally," US GDP growth appeared to settling in at a sustainable annual pace of more than 2% as 2016 drew to a close, following some weaker performance in the first half of the year. Continued improvement in the employment market driven in part by gains in manufacturing output were among the factors behind the bounce-back in GDP.

2 Pioneer Bond Fund | Semiannual Report | 12/31/16

While economic conditions inside the US appear solid, many economies around the world continue to experience slow growth rates. Moreover, several countries in various regions face a number of challenges in 2017 and beyond, including the shifting geopolitics driving "Brexit" - the United Kingdom's pending exit from the European Union - as well as related populist movements in Europe, limited productivity gains, aging populations, and transitioning economic models in China and other emerging markets. In recent years, global central banks have kept interest rates at close to zero in an effort to stimulate economic growth. While financial markets often benefited from the low rates, it now appears that those policies may be losing their effectiveness, leaving central banks little room to maneuver going forward. Moreover, the low interest rates have caused government bond yields to plummet, presenting a dilemma for the income-oriented investor.

Against this backdrop of still-low global interest rates, shifting priorities of central banks, evolving demographics, and numerous geopolitical concerns, we believe investors are likely to face ongoing challenges and much uncertainty when it comes to finding opportunities for both income and capital appreciation. While much has been made of passive investing as a possible source of stability in this uncertain environment, it is our view that all investment decisions are active choices. Throughout Pioneer's history, we have believed in the importance of active management. During challenging market conditions, we view the value of active management as even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
December 31, 2016

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                              Pioneer Bond Fund | Semiannual Report | 12/31/16 3

Portfolio Management Discussion | 12/31/16

Market interest rates spiked following the U.S. election in November, undermining the valuations of intermediate- and longer-maturity debt, especially Treasuries and other higher-quality securities, and reducing the gains realized earlier in the six-month period ended December 31, 2016. In the following interview, Kenneth J. Taubes and Charles Melchreit review the factors that affected the performance of Pioneer Bond Fund during the six-month period ended December 31, 2016. Mr. Taubes, Executive Vice President, Chief Investment Officer, U.S., and a portfolio manager at Pioneer Investments, is responsible for the daily management of the Fund, along with Mr. Melchreit, Director of Investment-Grade Management, a senior vice president, and a portfolio manager at Pioneer.

Q How did the Fund perform during the six-month period ended December 31, 2016?

A Pioneer Bond Fund's Class A shares returned 0.13% at net asset value during the six-month period ended December 31, 2016, while the Fund's benchmark, the Bloomberg Barclays Aggregate Bond Index (the Bloomberg Barclays Index), returned -2.53%. During the same period, the average return of the 46 mutual funds in Lipper's Corporate Debt, A-rated Underlying Funds Category was -2.11%, and the average return of the 1,009 mutual funds in Morningstar's Intermediate-Term Bond Funds Category was -1.60%.

Q How would you describe the investment environment during the six-month period ended December 31, 2016?

A Over the first four months of the period, the bond market produced generally modest, positive results, with longer-maturity, higher-quality securities performing well against a backdrop of declining market interest rates and relatively modest inflation expectations. At the same time, lower-quality debt benefited as sustainable economic growth trends appeared to take hold. Investors remained cautiously optimistic for the most part, while keeping an eye on the volatile political campaign season in the U.S. leading up to the November elections. When the election resulted in the victory of Donald Trump in the presidential contest, however, the market reacted. Interest rates spiked quickly in the bond market, resulting in

4 Pioneer Bond Fund | Semiannual Report | 12/31/16 declines in the values of intermediate- and longer-term bonds, and especially of higher-quality bonds such as Treasuries and investment-grade corporates. In contrast, more credit-sensitive debt, including high-yield securities, tended to rise in price in a "risk-on" rally that also pulled stock market averages higher.

     Powering the rally was the expectation that Mr. Trump's election would usher in a period of greater fiscal stimulus for the economy, characterized by potentially lower corporate and individual tax rates and the likely easing of some regulatory controls over the business community. At the same time, signals came from the nation's central bank, the U.S. Federal Reserve (the Fed), that a nearly decade-long period of monetary easing, mostly via very low interest rates, was coming to an end, and that further stimulus would have to come from fiscal policies set by the new president and the Congress. The Fed's newer position came in light of stronger economic data, including reports that gross domestic product (GDP) growth in the third calendar quarter of 2016 had increased to a 3.5% annual rate, that manufacturing activity was increasing, and that employment was continuing to grow at a healthy clip. The Fed members also indicated that the possibility of increasing inflationary pressures would become more of a focus for them. Near the end of December 2016, at its final meeting of the year, the Fed followed through on its earlier indications by raising the influential Federal funds rate by one-quarter of one percent (0.25%), matching the increase of one year earlier.

Q What were the principal factors that affected the Fund's performance relative to the benchmark Bloomberg Barclays Index during the six-month period ended December 31, 2016?

A The Fund generated a modest, positive return during the period, and outperformed the Bloomberg Barclays Index, which finished the period in negative territory. The primary factor in the Fund's benchmark-relative outperformance during the period was sector allocation, specifically, the substantial portfolio underweight to highly interest-rate-sensitive Treasuries. In addition, most of the Fund's exposure to Treasuries was in Treasury Inflation Protected Securities (TIPS), which are not a benchmark component. In fact, the Fund's allocation to TIPS, which outperformed nominal Treasuries over the six-month period, was the second-biggest contributor to benchmark-relative outperformance.

                              Pioneer Bond Fund | Semiannual Report | 12/31/16 5

     The Fund's overweight position in corporate bonds also made a positive contribution to benchmark-relative returns, as the down-in-credit bias in the portfolio's corporate bond exposure benefited returns.

     The Fund's short-duration position relative to the Bloomberg Barclays Index also aided benchmark-relative results, most notably over the final two months of the period. The portfolio's average duration was 1.1 years shorter than that of the benchmark over the six-month period. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.) Neither the Fund's barbelled yield-curve positioning (greater allocations to short- and longer-term securities than to intermediates) nor its slight overweight in government-agency mortgages had noteworthy effects on benchmark-relative performance during the period. As of December 31, 2016, the average effective duration of the Fund's portfolio was 5.25 years.

     On the negative side, the Fund's allocation to collateralized mortgage obligations (CMOs) detracted from benchmark-relative performance in the fourth quarter of 2016, the final three months of the period, as the high-quality non-agency residential mortgage-backed securities held in the portfolio were hurt by extending durations caused by rising interest rates. In December, the final month of the period, the TIPS allocation also detracted from benchmark-relative returns as break-evens fell back from the 2016 highs achieved at the beginning of the month. Overall, however, the Fund's allocation to TIPS was a positive contributor to relative results over the full six-month period.

Q Did the Fund have any investments in derivative securities during the six-month period ended December 31, 2016?

A Yes, the Fund had a position in Treasury futures during the period, as part of our strategy to keep the portfolio's duration shorter than that of the Bloomberg Barclays Index. The use of the Treasury futures in that way contributed positively to the Fund's performance.

6 Pioneer Bond Fund | Semiannual Report | 12/31/16

Q What factors affected the Fund's yield during the six-month period ended December 31, 2016?

A The Fund's yield, or distributions to shareholders, increased over the six months, as the interest rates of Treasuries and other high-grade debt securities moved higher.

Q    What is your investment outlook?

A We believe the underlying fundamentals of credit-sensitive securities, including high-yield bonds, remain firm, but their valuations are less compelling than they were a year ago prior to the rally in high-yield debt. Because of the U.S. economy's underlying strength, however, we have retained a modest overweight in investment-grade corporate bonds, even after upgrading the portfolio's overall credit quality. We expect to look for opportunities to reduce credit risk in the portfolio even further, without giving up too much yield.

     Growth in U.S. GDP appears to be settling in at a sustainable annual pace of more than 2% per year, with continued improvement in the employment market fueled in part by gains in manufacturing output. The economy's underlying fundamentals appear solid, and the growth prospects for 2017 appear healthy.

     We anticipate that the Fed will continue to hike short-term interest rates gradually during 2017, while carefully evaluating the effects of fiscal policies enacted by the new Trump administration and the Congress. Given our view, we expect to keep the Fund's overall duration shorter than the Bloomberg Barclays Index's.

                              Pioneer Bond Fund | Semiannual Report | 12/31/16 7

Please refer to the Schedule of Investments on pages 18-90 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial fail-ure of the issuers of the underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

The securities issued by U.S. Government-sponsored entities (i.e., Fannie Mae, Freddie Mac) are neither guaranteed nor issued by the U.S. Government.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Bond Fund | Semiannual Report | 12/31/16

Portfolio Summary | 12/31/16

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Government Securities                                                 35.6%
U.S. Corporate Bonds                                                       24.6%
Collateralized Mortgage Obligations                                        19.2%
International Corporate Bonds                                              10.0%
Asset Backed Securities                                                     4.0%
Senior Secured Loans                                                        3.0%
Temporary Cash Investment                                                   1.5%
Municipal Bonds                                                             1.1%
Convertible Preferred Stocks                                                0.5%
Foreign Government Bonds                                                    0.5%

* Includes investments in insurance linked securities totaling 3.9% of total investment portfolio.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)**

 1. U.S. Treasury Bills, 1/12/17                                           3.42%
--------------------------------------------------------------------------------
 2. Fannie Mae, 3.5%, 1/18/17                                              3.25
--------------------------------------------------------------------------------
 3. U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46                   1.68
--------------------------------------------------------------------------------
 4. U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45                  1.38
--------------------------------------------------------------------------------
 5. Fannie Mae, 4.0%, 1/18/17                                              1.02
--------------------------------------------------------------------------------
 6. Government National Mortgage Association I, 3.5%, 1/24/17              0.74
--------------------------------------------------------------------------------
 7. U.S. Treasury Bills, 1/5/17                                            0.72
--------------------------------------------------------------------------------
 8. Everglades Re, Ltd., Floating Rate Note, 4/28/17 (Cat Bond) (144A)     0.49
--------------------------------------------------------------------------------
 9. Federal Home Loan Mortgage Corp., 3.0%, 1/18/17                        0.46
--------------------------------------------------------------------------------
10. Fannie Mae, 3.0%, 8/1/42                                               0.44
--------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

                              Pioneer Bond Fund | Semiannual Report | 12/31/16 9

Prices and Distributions | 12/31/16

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Class                          12/31/16                    6/30/16
--------------------------------------------------------------------------------
          A                             $9.62                       $9.76
--------------------------------------------------------------------------------
          C                             $9.51                       $9.66
--------------------------------------------------------------------------------
          K                             $9.62                       $9.76
--------------------------------------------------------------------------------
          R                             $9.71                       $9.85
--------------------------------------------------------------------------------
          Y                             $9.53                       $9.67
--------------------------------------------------------------------------------

Distributions per Share: 7/1/16-12/31/16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Net Investment         Short-Term          Long-Term
        Class           Income           Capital Gains       Capital Gains
--------------------------------------------------------------------------------
          A            $0.1536              $    --             $    --
--------------------------------------------------------------------------------
          C            $0.1169              $    --             $    --
--------------------------------------------------------------------------------
          K            $0.1723              $    --             $    --
--------------------------------------------------------------------------------
          R            $0.1425              $    --             $    --
--------------------------------------------------------------------------------
          Y            $0.1662              $    --             $    --
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Bloomberg Barclays Aggregate Bond Index is an unmanaged measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-15.

10 Pioneer Bond Fund | Semiannual Report | 12/31/16

Performance Update | 12/31/16                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Bond Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2016)
--------------------------------------------------------------------------------
                                                Bloomberg
                   Net           Public         Barclays
                   Asset         Offering       Aggregate
                   Value         Price          Bond
Period             (NAV)         (POP)          Index
--------------------------------------------------------------------------------
10 years           5.16%          4.68%         4.34%
5 years            3.79           2.84          2.23
1 year             4.18          -0.53          2.65
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2016)
--------------------------------------------------------------------------------
                   Gross         Net
--------------------------------------------------------------------------------
                   0.98%         0.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                 Bloomberg Barclays
                     Pioneer Bond Fund           Aggregate Bond Index
12/06                $ 9,550                     $10,000
12/07                $10,130                     $10,697
12/08                $ 9,689                     $11,257
12/09                $11,404                     $11,925
12/10                $12,480                     $12,705
12/11                $13,114                     $13,701
12/12                $14,249                     $14,279
12/13                $14,318                     $13,990
12/14                $15,166                     $14,824
12/15                $15,164                     $14,906
12/16                $15,798                     $15,300

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through November 1, 2018, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                             Pioneer Bond Fund | Semiannual Report | 12/31/16 11

Performance Update | 12/31/16                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Bond Fund during the periods shown, compared to that of the Bloomberg Barclays Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2016)
--------------------------------------------------------------------------------
                                                Bloomberg
                                                Barclays
                                                Aggregate
                   If            If             Bond
Period             Held          Redeemed       Index
--------------------------------------------------------------------------------
10 years           4.27%         4.27%          4.34%
5 years            2.94          2.94           2.23
1 year             3.43          3.43           2.65
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2016)
--------------------------------------------------------------------------------
                   Gross
--------------------------------------------------------------------------------
                   1.60%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                 Bloomberg Barclays
                     Pioneer Bond Fund           Aggregate Bond Index
12/06                $10,000                     $10,000
12/07                $10,532                     $10,697
12/08                $ 9,980                     $11,257
12/09                $11,640                     $11,925
12/10                $12,618                     $12,705
12/11                $13,145                     $13,701
12/12                $14,153                     $14,279
12/13                $14,095                     $13,990
12/14                $14,808                     $14,824
12/15                $14,690                     $14,906
12/16                $15,194                     $15,300

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Bond Fund | Semiannual Report | 12/31/16

Performance Update | 12/31/16                                     Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Bond Fund during the periods shown, compared to that of the Bloomberg Barclays Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2016)
--------------------------------------------------------------------------------
                                 Bloomberg
                   Net           Barclays
                   Asset         Aggregate
                   Value         Bond
Period             (NAV)         Index
--------------------------------------------------------------------------------
10 years           5.31%         4.34%
5 years            4.08          2.23
1 year             4.57          2.65
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2016)
--------------------------------------------------------------------------------
                   Gross
--------------------------------------------------------------------------------
                   0.47%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                                 Bloomberg Barclays
                     Pioneer Bond Fund           Aggregate Bond Index
12/06                $5,000,000                  $5,000,000
12/07                $5,304,522                  $5,348,337
12/08                $5,073,258                  $5,628,585
12/09                $5,971,194                  $5,962,406
12/10                $6,534,881                  $6,352,431
12/11                $6,866,797                  $6,850,570
12/12                $7,454,472                  $7,139,334
12/13                $7,521,019                  $6,994,836
12/14                $7,982,493                  $7,412,151
12/15                $8,020,456                  $7,452,911
12/16                $8,387,390                  $7,650,208

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                             Pioneer Bond Fund | Semiannual Report | 12/31/16 13

Performance Update | 12/31/16                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Bond Fund during the periods shown, compared to that of the Bloomberg Barclays Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2016)
--------------------------------------------------------------------------------
                                 Bloomberg
                   Net           Barclays
                   Asset         Aggregate
                   Value         Bond
Period             (NAV)         Index
--------------------------------------------------------------------------------
10 years           4.81%         4.34%
5 years            3.45          2.23
1 year             3.91          2.65
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2016)
--------------------------------------------------------------------------------
                   Gross         Net
--------------------------------------------------------------------------------
                   1.21%         1.10%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                 Bloomberg Barclays
                     Pioneer Bond Fund           Aggregate Bond Index
12/06                $10,000                     $10,000
12/07                $10,597                     $10,697
12/08                $10,080                     $11,257
12/09                $11,826                     $11,925
12/10                $12,899                     $12,705
12/11                $13,504                     $13,701
12/12                $14,595                     $14,279
12/13                $14,611                     $13,990
12/14                $15,437                     $14,824
12/15                $15,400                     $14,906
12/16                $16,001                     $15,300

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through November 1, 2018, for Class R shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Bond Fund | Semiannual Report | 12/31/16

Performance Update | 12/31/16                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Bond Fund during the periods shown, compared to that of the Bloomberg Barclays Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2016)
--------------------------------------------------------------------------------
                                 Bloomberg
                   Net           Barclays
                   Asset         Aggregate
                   Value         Bond
Period             (NAV)         Index
--------------------------------------------------------------------------------
10 years           5.43%         4.34%
5 years            4.03          2.23
1 year             4.48          2.65
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2016)
--------------------------------------------------------------------------------
                   Gross         Net
--------------------------------------------------------------------------------
                   0.59%         0.58%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                                 Bloomberg Barclays
                     Pioneer Bond Fund           Aggregate Bond Index
12/06                $5,000,000                  $5,000,000
12/07                $5,324,500                  $5,348,337
12/08                $5,108,545                  $5,628,585
12/09                $6,025,642                  $5,962,406
12/10                $6,613,343                  $6,352,431
12/11                $6,966,502                  $6,850,570
12/12                $7,581,459                  $7,139,334
12/13                $7,631,311                  $6,994,836
12/14                $8,103,974                  $7,412,151
12/15                $8,123,771                  $7,452,911
12/16                $8,487,617                  $7,650,208

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through November 1, 2018, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                             Pioneer Bond Fund | Semiannual Report | 12/31/16 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Bond Fund

Based on actual returns from July 1, 2016 through December 31, 2016.

--------------------------------------------------------------------------------
Share Class              A            C            K           R           Y
--------------------------------------------------------------------------------
Beginning            $1,000.00    $1,000.00    $1,000.00   $1,000.00   $1,000.00
Account Value
on 7/1/16
--------------------------------------------------------------------------------
Ending Account       $1,001.30    $  996.50    $1,003.20   $1,000.20   $1,002.60
Value (after
expenses)
on 12/31/16
--------------------------------------------------------------------------------
Expenses Paid        $    4.29    $    8.00    $    2.37   $    5.55   $    2.93
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.85%, 1.59%, 0.47%, 1.10%, and 0.58% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

16 Pioneer Bond Fund | Semiannual Report | 12/31/16

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Bond Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2016 through December 31, 2016.

--------------------------------------------------------------------------------
Share Class              A            C            K           R           Y
--------------------------------------------------------------------------------
Beginning            $1,000.00    $1,000.00    $1,000.00   $1,000.00   $1,000.00
Account Value
on 7/1/16
--------------------------------------------------------------------------------
Ending Account       $1,020.92    $1,017.19    $1,022.84   $1,019.66   $1,022.28
Value (after
expenses)
on 12/31/16
--------------------------------------------------------------------------------
Expenses Paid        $    4.33    $    8.08    $    2.40   $    5.60   $    2.96
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.85%, 1.59%, 0.47%, 1.10%, and 0.58% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                             Pioneer Bond Fund | Semiannual Report | 12/31/16 17

Schedule of Investments | 12/31/16 (unaudited)

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              CONVERTIBLE PREFERRED STOCKS -- 0.6%
                              BANKS -- 0.6%
                              Diversified Banks -- 0.6%
           6,255              Bank of America Corp., 7.25% (Perpetual)              $     7,298,334
          14,261              Wells Fargo & Co. (Perpetual)                              16,970,590
                                                                                    ---------------
                                                                                    $    24,268,924
                                                                                    ---------------
                              Total Banks                                           $    24,268,924
---------------------------------------------------------------------------------------------------
                              TOTAL CONVERTIBLE PREFERRED STOCKS
                              (Cost $23,351,289)                                    $    24,268,924
---------------------------------------------------------------------------------------------------
                              ASSET BACKED SECURITIES -- 4.2%
                              ENERGY -- 0.1%
                              Oil & Gas Exploration & Production -- 0.1%
       2,400,000              Colony American Finance 2016-2, Ltd., 5.028%,
                              11/15/48 (Step) (144A)                                $     2,263,455
                                                                                    ---------------
                              Total Energy                                          $     2,263,455
---------------------------------------------------------------------------------------------------
                              MATERIALS -- 0.0%+
                              Steel -- 0.0%+
         500,000       1.07   Home Equity Asset Trust 2005-6, Floating Rate
                              Note, 12/25/35                                        $       491,374
                                                                                    ---------------
                              Total Materials                                       $       491,374
---------------------------------------------------------------------------------------------------
                              CONSUMER SERVICES -- 0.0%+
                              Hotels, Resorts & Cruise Lines -- 0.0%+
         366,519              Westgate Resorts 2012-A LLC, 3.75%,
                              8/20/25 (144A)                                        $       365,876
       1,471,492              Westgate Resorts 2015-1 LLC, 2.75%,
                              5/20/27 (144A)                                              1,458,773
                                                                                    ---------------
                                                                                    $     1,824,649
                                                                                    ---------------
                              Total Consumer Services                               $     1,824,649
---------------------------------------------------------------------------------------------------
                              FOOD & STAPLES RETAILING -- 0.0%+
                              Food Retail -- 0.0%+
       1,155,150              CKE Restaurant Holdings, Inc., 4.474%,
                              3/20/43 (144A)                                        $     1,140,784
                                                                                    ---------------
                              Total Food & Staples Retailing                        $     1,140,784
---------------------------------------------------------------------------------------------------
                              HEALTH CARE EQUIPMENT & SERVICES -- 0.0%+
                              Health Care Distributors -- 0.0%+
       1,500,000              OneMain Financial Issuance Trust 2015-1, 3.19%,
                              3/18/26 (144A)                                        $     1,510,646
                                                                                    ---------------
                              Total Health Care Equipment & Services                $     1,510,646
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Bond Fund | Semiannual Report | 12/31/16

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              BANKS -- 3.4%
                              Thrifts & Mortgage Finance -- 3.4%
       1,293,975       0.93   321 Henderson Receivables I LLC, Floating Rate
                              Note, 11/15/40 (144A)                                 $     1,228,245
         499,053              Access Point Funding I 2015-A LLC, 2.61%,
                              4/15/20 (144A)                                                499,053
       2,200,000       2.05   American Homes 4 Rent 2014-SFR1, Floating Rate
                              Note, 6/17/31                                               2,188,327
       2,800,000              American Homes 4 Rent 2014-SFR3 Trust, 4.596%,
                              12/18/36 (144A)                                             2,877,823
         700,000              American Homes 4 Rent 2014-SFR3 Trust, 5.04%,
                              12/18/36 (144A)                                               728,440
       1,300,000              American Homes 4 Rent 2015-SFR1, 4.11%,
                              4/18/52 (144A)                                              1,289,935
       2,600,000              Applebee's Funding LLC/ IHOP Funding LLC, 4.277%,
                              9/5/44 (144A)                                               2,572,283
       2,200,000              Ascentium Equipment Receivables 2015-1 LLC, 3.24%,
                              1/10/22 (144A)                                              2,220,986
       1,300,000              Ascentium Equipment Receivables 2016-2 Trust,
                              4.2%, 9/10/22 (144A)                                        1,277,782
         699,990              Axis Equipment Finance Receivables III LLC, 3.41%,
                              4/20/20 (144A)                                                668,609
       3,571,822              B2R Mortgage Trust 2015-1, 2.524%, 5/15/48 (144A)           3,537,933
         138,721       1.34   Bayview Financial Mortgage Pass-Through Trust 2005-C,
                              Floating Rate Note, 6/28/44                                   138,306
       4,890,000              Bayview Opportunity Master Fund IVa Trust 2016-SPL1,
                              4.0%, 4/28/55 (144A)                                        5,036,273
       7,400,000       4.00   Bayview Opportunity Master Fund IVb Trust
                              2016-SPL2, Floating Rate Note, 6/28/53 (144A)               7,615,346
       1,650,000              BCC Funding Corp., X, 3.622%, 11/20/20 (144A)               1,655,594
         769,517       1.51   Bear Stearns Asset Backed Securities I Trust
                              2005-FR1, Floating Rate Note, 6/25/35                         764,859
         521,822       1.25   Bear Stearns Asset Backed Securities Trust
                              2006-SD2, Floating Rate Note, 6/25/36                         512,589
       1,910,088              BXG Receivables Note Trust 2015-A, 2.88%,
                              5/2/30 (144A)                                               1,911,826
       1,800,000              Capital Automotive Real Estate Investment Trust,
                              3.66%, 10/17/44 (144A)                                      1,748,925
         400,000       1.85   Chesapeake Funding LLC, Floating Rate Note,
                              3/9/26 (144A)                                                 391,960
       1,400,000              CIT Equipment Collateral 2014-VT1, 2.65%,
                              10/20/22 (144A)                                             1,403,999
         358,323       1.51   Citigroup Mortgage Loan Trust, Inc., Floating Rate
                              Note, 5/25/35 (144A)                                          357,006
       5,312,116              Colony American Finance 2015-1, Ltd., 2.896%,
                              10/18/47 (144A)                                             5,295,570
       3,200,000       2.55   Colony American Homes 2014-1, Floating Rate
                              Note, 5/19/31 (144A)                                        3,196,348

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/16 19

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
       1,554,040              Conn's Receivables Funding 2016-B LLC, 3.73%,
                              10/15/18 (144A)                                       $     1,557,877
         199,894              Consumer Credit Origination Loan Trust 2015-1,
                              2.82%, 3/15/21 (144A)                                         200,019
       1,500,000              Credit Acceptance Auto Loan Trust 2016-2, 4.29%,
                              11/15/24 (144A)                                             1,494,224
         356,103       0.88   Credit-Based Asset Servicing & Securitization LLC,
                              Floating Rate Note, 7/25/36                                   355,428
       1,248,776              CRG Issuer 2015-1, 4.07%, 7/11/22 (144A)                    1,239,410
         430,786       1.81   CWABS Asset-Backed Certificates Trust 2004-7,
                              Floating Rate Note, 12/25/34                                  429,703
         491,250              DB Master Finance LLC 2015-1, 3.98%,
                              2/20/45 (144A)                                                491,941
       1,897,648       2.56   DRB Prime Student Loan Trust 2016-B, Floating
                              Rate Note, 6/25/40 (144A)                                   1,922,731
         742,629       3.73   Drug Royalty II LP 2, Floating Rate Note,
                              7/15/23 (144A)                                                747,761
       2,000,000              DT Auto Owner Trust 2015-1, 4.26%,
                              2/15/22 (144A)                                              2,028,107
       1,300,000              Engs Commercial Finance Trust 2016-1, 3.45%,
                              3/22/22 (144A)                                              1,299,852
       1,900,000              Engs Commercial Finance Trust 2016-1, 5.22%,
                              1/22/24 (144A)                                              1,899,321
       6,513,814       1.00   Fieldstone Mortgage Investment Trust Series
                              2005-3, Floating Rate Note, 2/25/36                         6,397,648
         452,414              GMAT 2013-1 Trust, 6.9669%, 8/25/53 (Step)                    453,283
       1,900,000              Green Tree Agency Advance Funding Trust I,
                              4.0575%, 10/15/48 (144A)                                    1,884,971
       5,301,000       1.24   GSAA Trust, Floating Rate Note, 6/25/35                     4,394,450
         384,238       1.51   GSAMP Trust 2005-HE1, Floating Rate Note, 12/25/34            381,805
       1,092,599       2.11   GSRPM Mortgage Loan Trust 2003-2, Floating Rate
                              Note, 6/25/33                                               1,057,625
         414,536       1.06   GSRPM Mortgage Loan Trust 2006-2, Floating Rate
                              Note, 9/25/36 (144A)                                          409,998
       2,912,750              HOA Funding LLC, 4.846%, 8/22/44 (144A)                     2,578,561
         102,883       1.14   Home Equity Asset Trust 2005-7, Floating Rate
                              Note, 1/25/36                                                 102,790
         861,945       1.13   Home Equity Mortgage Loan Asset-Backed Trust
                              Series INABS 2005-C, Floating Rate Note, 10/25/35             850,390
       1,399,082              Icon Brand Holdings LLC, 4.229%, 1/26/43 (144A)             1,273,113
         301,925              Icon Brand Holdings LLC, 4.352%, 1/25/43 (144A)               272,768
       1,690,949       1.74   Invitation Homes 2014-SFR3 Trust, Floating Rate
                              Note, 12/17/31 (144A)                                       1,690,947
         258,448       2.26   Irwin Whole Loan Home Equity Trust 2003-C, Floating
                              Rate Note, 6/25/28                                            255,836
       2,000,000       3.41   Kabbage Funding 2014-1 Resecuritization Trust,
                              Floating Rate Note, 3/8/18 (144A)                           1,994,844

The accompanying notes are an integral part of these financial statements.

20 Pioneer Bond Fund | Semiannual Report | 12/31/16

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
         850,000              LEAF Receivables Funding 10 LLC, 2.74%,
                              3/15/21 (144A)                                        $       849,284
       1,200,000              Leaf Receivables Funding 11 LLC, 4.89%,
                              1/15/23 (144A)                                              1,189,992
         148,387              Lehman ABS Manufactured Housing Contract
                              Trust 2001-B, 3.01%, 5/15/41                                  149,195
         949,015              Nations Equipment Finance Funding II LLC, 3.276%,
                              1/22/19 (144A)                                                950,638
         470,620       0.91   Nationstar Home Equity Loan Trust 2007-A, Floating
                              Rate Note, 3/25/37                                            469,745
       1,000,000       6.24   NCF Dealer Floorplan Master Trust, Floating Rate
                              Note, 3/21/22 (144A)                                          978,885
         908,073       1.28   New Century Home Equity Loan Trust 2005-1,
                              Floating Rate Note, 3/25/35                                   903,496
       1,050,000              NextGear Floorplan Master Owner Trust, 1.92%,
                              10/15/19 (144A)                                             1,049,999
       1,000,000              NextGear Floorplan Master Owner Trust, 2.61%,
                              10/15/19 (144A)                                               998,889
       1,200,000       1.80   NextGear Floorplan Master Owner Trust, Floating
                              Rate Note, 9/15/21 (144A)                                   1,200,610
         222,717       2.41   NovaStar Mortgage Funding Trust Series 2004-4,
                              Floating Rate Note, 3/25/35                                   221,447
       1,000,000              Ocwen Master Advance Receivables Trust, 2.5207%,
                              8/17/48 (144A)                                                996,060
       1,600,000              Oportun Funding III LLC, 3.69%, 7/8/21 (144A)               1,598,872
       2,100,000              Oxford Finance Funding 2016-1 LLC, 3.968%,
                              6/17/24 (144A)                                              2,091,326
       1,000,000       1.55   PFS Financing Corp., Floating Rate Note,
                              10/15/19 (144A)                                               998,566
         775,000              Prestige Auto Receivables Trust 2013-1, 3.04%,
                              7/15/20 (144A)                                                779,357
       3,200,000              Progreso Receivables Funding III LLC, 3.625%,
                              1/30/25 (144A)                                              3,185,002
       2,000,000              Progreso Receivables Funding IV LLC, 3.0%,
                              7/8/20 (144A)                                               1,998,828
         434,585       1.01   RAAC Series 2006-RP2 Trust, Floating Rate Note,
                              2/25/37 (144A)                                                431,027
       1,700,220              SCF Equipment Trust 2016-1 LLC, 3.62%,
                              11/20/21 (144A)                                             1,695,259
       3,360,000       2.59   Silver Bay Realty 2014-1 Trust, Floating Rate Note,
                              9/18/31 (144A)                                              3,355,613
         277,138              Skopos Auto Receivables Trust 2015-1, 3.1%,
                              12/15/23 (144A)                                               276,128
         600,000              Skopos Auto Receivables Trust 2015-1, 5.43%,
                              12/15/23 (144A)                                               602,102
         378,986              Springleaf Funding Trust 2014-A, 2.41%,
                              12/15/22 (144A)                                               379,126
       1,388,333              Store Master Funding I LLC, 3.75%, 4/20/45 (144A)           1,354,530

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/16 21

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
       1,960,695              STORE Master Funding LLC, 5.77%, 8/20/42 (144A)       $     2,031,124
         344,187       0.96   Structured Asset Investment Loan Trust 2006-1,
                              Floating Rate Note, 1/25/36                                   341,117
         185,282       0.98   Structured Asset Securities Corp., Mortgage Loan
                              Trust 2006-GEL4, Floating Rate Note,
                              10/25/36 (144A)                                               185,054
          25,279              Structured Asset Securities Corp., 5.27%,
                              10/25/34 (Step)                                                25,986
         541,394              Sunset Mortgage Loan Co., 2014-NPL2 LLC, 3.721%,
                              11/16/44 (Step) (144A)                                        540,718
         333,062              SVO 2012-A VOI Mortgage LLC, 2.0%,
                              9/20/29 (144A)                                                327,130
          37,793              Terwin Mortgage Trust Series TMTS 2005-12ALT,
                              4.79595%, 7/25/36 (Step)                                       37,724
       1,566,385              Terwin Mortgage Trust Series TMTS 2005-16HE,
                              4.2899%, 9/25/36 (Step)                                     1,590,654
         800,000       2.79   Trafigura Securitisation Finance Plc 2014-1,
                              Floating Rate Note, 4/16/18 (144A)                            795,487
       2,140,000              United Auto Credit Securitization Trust 2015-1,
                              2.92%, 6/17/19 (144A)                                       2,146,108
         855,857              VOLT XXXI LLC, 3.375%, 2/25/55 (Step) (144A)                  857,921
       2,168,918              VOLT XXXIII LLC, 3.5%, 3/25/55 (Step) (144A)                2,175,155
       1,522,844              VOLT XXXVI LLC, 3.625%, 7/25/45 (Step) (144A)               1,524,698
       2,020,372              VOLT XXXVII LLC, 3.625%, 7/25/45 (Step) (144A)              2,018,424
       1,312,492              Welk Resorts 2015-A LLC, 2.79%, 6/16/31 (144A)              1,295,357
       3,327,090              Westgate Resorts 2016-1 LLC, 4.5%,
                              12/20/28 (144A)                                             3,332,025
       1,000,000              Westlake Automobile Receivables Trust 2015-3,
                              3.05%, 5/17/21 (144A)                                       1,007,437
       1,000,000              Westlake Automobile Receivables Trust 2016-1,
                              3.29%, 9/15/21 (144A)                                       1,010,162
       3,194,039       3.50   WinWater Mortgage Loan Trust 2015-5, Floating
                              Rate Note, 8/20/45 (144A)                                   3,217,745
                                                                                    ---------------
                                                                                    $   139,947,422
                                                                                    ---------------
                              Total Banks                                           $   139,947,422
---------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 0.5%
                              Other Diversified Financial Services -- 0.2%
         500,000              American Credit Acceptance Receivables Trust
                              2014-1, 5.2%, 4/12/21 (144A)                          $       506,114
         411,424              Diamond Resorts Owner Trust 2015-1, 3.17%,
                              7/20/27 (144A)                                                410,141
         749,242              PFS Tax Lien Trust 2014-1, 1.44%, 5/15/29 (144A)              744,217
         105,549              Sierra Timeshare 2012-3 Receivables Funding LLC,
                              1.87%, 8/20/29 (144A)                                         104,882
         244,136              Small Business Administration Participation
                              Certificates, 4.2%, 9/1/29                                    258,171

The accompanying notes are an integral part of these financial statements.

22 Pioneer Bond Fund | Semiannual Report | 12/31/16

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              Other Diversified Financial Services -- (continued)
         340,911              Small Business Administration Participation
                              Certificates, 4.625%, 2/1/25                          $       359,406
         336,819              Small Business Administration Participation
                              Certificates, 4.84%, 5/1/25                                   356,621
         430,942              Small Business Administration Participation
                              Certificates, 5.37%, 4/1/28                                   468,603
         326,458              Small Business Administration Participation
                              Certificates, 5.63%, 10/1/28                                  358,037
         108,582              Small Business Administration Participation
                              Certificates, 5.72%, 1/1/29                                   119,255
         499,712              Small Business Administration Participation
                              Certificates, 6.02%, 8/1/28                                   556,445
         103,966              Small Business Administration Participation
                              Certificates, 6.14%, 1/1/22                                   110,538
         264,731              Small Business Administration Participation
                              Certificates, 6.22%, 12/1/28                                  294,272
       3,300,000              Spirit Master Funding LLC, 4.6291%,
                              1/20/45 (144A)                                              3,101,212
                                                                                    ---------------
                                                                                    $     7,747,914
---------------------------------------------------------------------------------------------------
                              Specialized Finance -- 0.2%
       3,539,250              Domino's Pizza Master Issuer LLC, 3.484%,
                              10/25/45 (144A)                                       $     3,502,442
       1,804,782              Domino's Pizza Master Issuer LLC, 5.216%,
                              1/27/42 (144A)                                              1,840,811
       2,466,198              Hercules Capital Funding Trust 2014-1, 3.524%,
                              4/16/21 (144A)                                              2,470,051
         530,393              JG Wentworth XXII LLC, 3.82%, 12/15/48 (144A)                 535,739
                                                                                    ---------------
                                                                                    $     8,349,043
---------------------------------------------------------------------------------------------------
                              Consumer Finance -- 0.1%
       2,100,000              First Investors Auto Owner Trust 2014-3, 2.97%,
                              11/16/20 (144A)                                       $     2,111,668
         510,000              First Investors Auto Owner Trust 2015-1, 3.59%,
                              1/18/22 (144A)                                                510,733
                                                                                    ---------------
                                                                                    $     2,622,401
---------------------------------------------------------------------------------------------------
                              Investment Banking & Brokerage -- 0.0%+
       1,600,000       2.40   Chesapeake Funding LLC, Floating Rate Note,
                              2/8/27 (144A)                                         $     1,564,650
                                                                                    ---------------
                              Total Diversified Financials                          $    20,284,008
---------------------------------------------------------------------------------------------------
                              REAL ESTATE -- 0.0%+
                              Residential REIT -- 0.0%+
       1,250,000       2.45   American Homes 4 Rent 2014-SFR1 REMICS,
                              Floating Rate Note, 6/17/31 (144A)                    $     1,247,145
                                                                                    ---------------
                              Total Real Estate                                     $     1,247,145
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/16 23

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              TELECOMMUNICATION SERVICES -- 0.2%
                              Wireless Telecommunication Services -- 0.2%
       6,975,000       3.87   Small Business Administration Participation
                              Certificates, Floating Rate Note, 10/15/49 (144A)     $     7,026,261
                                                                                    ---------------
                              Total Telecommunication Services                      $     7,026,261
---------------------------------------------------------------------------------------------------
                              TOTAL ASSET BACKED SECURITIES
                              (Cost $176,456,479)                                   $   175,735,744
---------------------------------------------------------------------------------------------------
                              COLLATERALIZED MORTGAGE
                              OBLIGATIONS -- 20.1%
                              ENERGY -- 0.2%
                              Oil & Gas Exploration & Production -- 0.2%
       7,428,167        N/A   Shellpoint Co-Originator Trust 2016-1, Floating
                              Rate Note, 10/25/31 (144A)                            $     7,471,693
                                                                                    ---------------
                              Total Energy                                          $     7,471,693
---------------------------------------------------------------------------------------------------
                              BANKS -- 19.1%
                              Thrifts & Mortgage Finance -- 19.1%
          19,562              A10 Securitization 2013-1 LLC, 2.4%,
                              11/17/25 (144A)                                       $        19,560
         534,988              A10 Term Asset Financing 2013-2 LLC, 2.62%,
                              11/15/27 (144A)                                               532,785
       7,151,705       3.61   Agate Bay Mortgage Trust 2013-1, Floating Rate
                              Note, 7/25/43 (144A)                                        6,996,092
       1,788,326       3.90   Agate Bay Mortgage Trust 2014-1 REMICS, Floating
                              Rate Note, 7/25/44 (144A)                                   1,753,480
       5,226,311       3.50   Agate Bay Mortgage Trust 2015-1, Floating Rate
                              Note, 1/25/45 (144A)                                        5,268,367
       3,269,573       3.50   Agate Bay Mortgage Trust 2015-2, Floating Rate
                              Note, 3/27/45 (144A)                                        3,308,144
       3,935,055       3.50   Agate Bay Mortgage Trust 2015-5, Floating Rate
                              Note, 7/25/45 (144A)                                        3,966,720
       6,860,824       3.50   Agate Bay Mortgage Trust 2015-7, Floating Rate
                              Note, 10/25/45 (144A)                                       7,000,078
       3,990,461       3.50   Agate Bay Mortgage Trust 2016-1, Floating Rate
                              Note, 12/25/45 (144A)                                       4,005,114
         185,171       1.21   Alternative Loan Trust 2003-14T1, Floating Rate
                              Note, 8/25/18                                                 166,928
       5,000,000       2.29   Arbor Realty Collateralized Loan Obligation
                              2015-FL1, Ltd., Floating Rate Note, 3/17/25 (144A)          4,935,741
       2,580,000       2.90   BAMLL Commercial Mortgage Securities Trust
                              2014-FL1, Floating Rate Note, 12/17/31 (144A)               2,588,323
       1,600,000       2.49   BAMLL Commercial Mortgage Securities Trust
                              2014-INLD, Floating Rate Note, 12/17/29 (144A)              1,585,130
       4,200,000       2.25   BAMLL Commercial Mortgage Securities Trust
                              2015-ASHF, Floating Rate Note, 1/18/28 (144A)               4,199,874
       2,701,202       2.87   BAMLL Re-REMIC Trust 2014-FRR7, Floating Rate
                              Note, 10/26/44 (144A)                                       2,698,820
         606,322              Banc of America Alternative Loan Trust 2004-6,
                              5.0%, 7/25/19                                                 611,068

The accompanying notes are an integral part of these financial statements.

24 Pioneer Bond Fund | Semiannual Report | 12/31/16

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
       1,900,000       5.81   Banc of America Commercial Mortgage Trust
                              2007-4, Floating Rate Note, 2/10/51 (144A)            $     1,886,075
         503,739              Banc of America Mortgage Trust 2004-11,
                              5.75%, 1/25/35                                                510,925
         594,454              Banc of America Mortgage Trust 2004-9,
                              5.5%, 11/25/34                                                608,680
       6,995,240              Bayview Commercial Asset Trust 2007-2, 7/27/37
                              (Step) (144A) (c)                                                   7
         785,471       2.51   Bayview Opportunity Master Fund IVb Trust
                              2016-CRT1, Floating Rate Note, 10/27/27 (144A)                784,098
         887,993       5.21   Bear Stearns Commercial Mortgage Securities
                              Trust 2005-PWR7, Floating Rate Note, 2/11/41                  886,750
       2,500,000       5.09   Bellemeade Re II, Ltd., Floating Rate Note,
                              4/25/26 (144A)                                              2,512,714
       2,210,000       2.65   BLCP Hotel Trust, Floating Rate Note,
                              8/15/29 (144A)                                              2,186,477
       3,250,000              CCRESG Commercial Mortgage Trust 2016-HEAT,
                              3.357%, 4/10/29 (144A)                                      3,270,973
       4,000,000       3.20   CDGJ Commercial Mortgage Trust 2014-BXCH,
                              Floating Rate Note, 12/15/27 (144A)                         3,984,942
      13,451,514       3.75   Chase Mortgage Trust 2016-2, Floating Rate Note,
                              2/25/44 (144A)                                             13,336,843
         341,002       3.41   CHL Mortgage Pass-Through Trust 2003-56, Floating
                              Rate Note, 12/25/33                                           343,693
       5,000,000              Citigroup Commercial Mortgage Trust 2014-GC25
                              REMICS, 3.371%, 10/11/47                                    5,118,323
       1,149,159       3.50   Citigroup Mortgage Loan Trust 2013-J1, Floating
                              Rate Note, 10/25/43 (144A)                                  1,146,122
       6,853,806       3.75   Citigroup Mortgage Loan Trust 2015-PS1, Floating
                              Rate Note, 9/25/42 (144A)                                   7,047,993
       2,400,000              Colony American Finance 2016-1, Ltd., 5.972%,
                              6/15/48 (Step) (144A)                                       2,416,355
       2,100,000       2.49   Colony Starwood Homes 2016-2 Trust, Floating
                              Rate Note, 12/19/33 (144A)                                  2,103,418
         450,000              COMM 2012-CCRE2 Mortgage Trust REMICS,
                              3.791%, 8/17/45                                               469,883
         915,000              COMM 2012-CCRE4 Mortgage Trust,
                              2.436%, 10/17/45                                              921,150
       4,000,000              COMM 2012-LC4 Mortgage Trust, 4.063%, 12/12/44              4,223,548
       5,000,000       5.17   COMM 2013-CCRE11 Mortgage Trust, Floating
                              Rate Note, 8/12/50 (144A)                                   5,272,286
       1,900,000              COMM 2013-LC6 Mortgage Trust, 2.941%, 1/10/46               1,922,588
       7,325,000       4.51   COMM 2014-CCRE20 Mortgage Trust, Floating
                              Rate Note, 11/10/47                                         7,204,448
       3,800,000       2.85   COMM 2014-FL5 Mortgage Trust, Floating Rate
                              Note, 10/15/31 (144A)                                       3,771,745

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/16 25

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
       4,500,000       4.78   COMM 2014-UBS3 Mortgage Trust, Floating Rate
                              Note, 6/12/47                                         $     4,331,385
       4,100,000              COMM 2014-UBS4 Mortgage Trust, 3.42%, 8/10/47               4,174,357
       1,750,000       3.68   COMM 2015-CCRE23 Mortgage Trust, Floating Rate
                              Note, 5/12/48 (144A)                                        1,737,938
       3,104,000       4.55   COMM 2015-CCRE25 Mortgage Trust, Floating Rate
                              Note, 8/12/48                                               3,242,213
       3,375,000              COMM 2015-CCRE26 Mortgage Trust REMICS,
                              3.63%, 10/13/48                                             3,473,844
       4,225,000              COMM 2015-LC23 Mortgage Trust REMICS,
                              3.774%, 10/10/53                                            4,403,773
       3,850,000              Commercial Mortgage Pass Through Certificates,
                              2.822%, 10/17/45                                            3,897,502
       4,699,547       5.54   Credit Suisse Commercial Mortgage Trust Series
                              2006-C4, Floating Rate Note, 9/15/39                        4,705,422
         401,979              Credit Suisse Commercial Mortgage Trust Series
                              2007-C1, 5.361%, 2/15/40                                      401,490
         119,206              Credit Suisse First Boston Mortgage Securities
                              Corp., 5.5%, 6/25/33                                          120,514
       5,700,000       4.54   CSAIL 2016-C5 Commercial Mortgage Trust
                              REMICS, Floating Rate Note, 11/15/48                        5,734,581
       1,890,000              CSAIL 2016-C6 Commercial Mortgage Trust,
                              3.0898%, 1/15/49                                            1,867,490
       2,700,000       2.95   CSMC 2015-TWNI Trust, Floating Rate Note,
                              3/15/28 (144A)                                              2,647,775
       6,413,738       3.00   CSMC Trust 2012-CIM2, Floating Rate Note,
                              6/25/42 (144A)                                              6,245,626
       5,296,105       3.58   CSMC Trust 2013-7, Floating Rate Note,
                              8/25/43 (144A)                                              5,135,022
       6,072,918       1.55   CSMC Trust 2013-IVR2, Floating Rate Note,
                              4/27/43 (144A)                                              5,723,740
       2,803,303       1.55   CSMC Trust 2013-IVR3, Floating Rate Note,
                              5/25/43 (144A)                                              2,692,243
       3,299,469       3.46   CSMC Trust 2013-IVR3, Floating Rate Note,
                              5/25/43 (144A)                                              3,243,930
       3,845,715       3.46   CSMC Trust 2013-IVR3, Floating Rate Note,
                              5/25/43 (144A)                                              3,646,596
       2,331,379       3.00   CSMC Trust 2013-IVR4, Floating Rate Note,
                              7/27/43 (144A)                                              2,331,312
       1,603,760       3.00   CSMC Trust 2013-IVR4, Floating Rate Note,
                              7/27/43 (144A)                                              1,587,795
       3,669,971       3.50   CSMC Trust 2014-IVR3 REMICS, Floating Rate Note,
                              7/25/44 (144A)                                              3,692,622
       1,979,009       3.00   CSMC Trust 2014-OAK1, Floating Rate Note,
                              11/25/44 (144A)                                             1,976,179
       2,062,304       3.00   CSMC Trust 2014-WIN1, Floating Rate Note,
                              9/25/44 (144A)                                              2,059,566

The accompanying notes are an integral part of these financial statements.

26 Pioneer Bond Fund | Semiannual Report | 12/31/16

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
       5,402,997       3.94   CSMC Trust 2014-WIN1, Floating Rate Note,
                              9/25/44 (144A)                                        $     5,333,089
       5,936,765       3.50   CSMC Trust 2014-WIN2, Floating Rate Note,
                              10/25/44 (144A)                                             5,911,142
       2,888,778       4.01   CSMC Trust 2014-WIN2, Floating Rate Note,
                              10/25/44 (144A)                                             2,857,788
      11,791,489              CSMC Trust 2015-2, 3.0%, 2/25/45 (144A)                    11,671,459
       5,017,934              CSMC Trust 2015-2, 3.0%, 2/25/45 (144A)                     5,009,288
       3,388,370              CSMC Trust 2015-2, 3.5%, 2/25/45 (144A)                     3,391,814
       2,805,975       3.88   CSMC Trust 2015-WIN1, Floating Rate Note,
                              12/25/44 (144A)                                             2,688,941
       9,396,555       3.50   CSMLT 2015-1 Trust, Floating Rate Note,
                              5/25/45 (144A)                                              9,478,042
       3,907,909       3.92   CSMLT 2015-2 Trust, Floating Rate Note,
                              8/25/45 (144A)                                              3,713,568
       4,584,732       3.50   CSMLT 2015-2 Trust, Floating Rate Note,
                              8/28/45 (144A)                                              4,624,491
       3,100,000              DBJPM 16-C3 Mortgage Trust, 2.89%, 9/10/49                  3,022,173
       3,859,960       3.49   EverBank Mortgage Loan Trust REMICS, Floating Rate
                              Note, 4/25/43 (144A)                                        3,846,865
       4,630,000       3.38   GAHR Commercial Mortgage Trust 2015-NRF, Floating
                              Rate Note, 12/15/34 (144A)                                  4,653,259
         897,315              Global Mortgage Securitization, Ltd., 5.25%,
                              4/25/32 (144A)                                                878,140
       1,216,974       1.03   Global Mortgage Securitization, Ltd., Floating Rate
                              Note, 4/25/32 (144A)                                        1,146,086
       2,000,000       4.63   Government National Mortgage Association, Floating
                              Rate Note, 1/16/50                                          2,126,743
       2,800,000              GS Mortgage Securities Corp., Trust 2012-SHOP,
                              2.933%, 6/5/31 (144A)                                       2,839,286
       1,250,000              GS Mortgage Securities Corp. II, 3.377%, 5/10/45            1,301,901
       1,000,000              GS Mortgage Securities Corp. II, 3.682%,
                              2/10/46 (144A)                                              1,019,274
       3,500,000              GS Mortgage Securities Trust 2013-GCJ14
                              REMICS, 4.507%, 8/10/46 (144A)                              3,767,946
       3,821,536       1.00   HomeBanc Mortgage Trust 2005-3, Floating Rate
                              Note, 7/25/35                                               3,733,191
       2,100,000       2.40   Hyatt Hotel Portfolio Trust 2015-HYT, Floating Rate
                              Note, 11/15/29 (144A)                                       2,103,536
         344,537       0.86   JP Morgan Chase Commercial Mortgage Securities
                              Trust 2006-LDP9, Floating Rate Note, 5/15/47                  342,342
       1,150,172              JP Morgan Chase Commercial Mortgage Securities
                              Trust 2010-C2, 3.6159%, 11/15/43 (144A)                     1,167,380
       1,142,174              JP Morgan Chase Commercial Mortgage Securities
                              Trust 2011-C5, 4.1712%, 8/15/46                             1,225,014

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/16 27

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
     1,200,000         3.98   JP Morgan Chase Commercial Mortgage Securities
                              Trust 2012-C8, Floating Rate Note,
                              10/17/45 (144A)                                       $     1,236,547
     4,260,234                JP Morgan Chase Commercial Mortgage Securities
                              Trust 2012-LC9, 2.84%, 12/15/47                             4,312,593
     4,600,000         2.65   JP Morgan Chase Commercial Mortgage Securities
                              Trust 2014-CBM, Floating Rate Note,
                              10/15/29 (144A)                                             4,562,182
     2,200,000         2.90   JP Morgan Chase Commercial Mortgage Securities
                              Trust 2014-FL4 REMICS, Floating Rate Note,
                              12/16/30 (144A)                                             2,177,359
       900,000         2.80   JP Morgan Chase Commercial Mortgage Securities
                              Trust 2014-FL5 REMICS, Floating Rate Note,
                              7/15/31 (144A)                                                887,869
     1,260,000         2.05   JP Morgan Chase Commercial Mortgage Securities
                              Trust 2014-FL5, Floating Rate Note,
                              7/15/31 (144A)                                              1,264,823
     4,000,000         3.45   JP Morgan Chase Commercial Mortgage Securities
                              Trust 2015-SGP, Floating Rate Note,
                              7/15/36 (144A)                                              4,024,914
       178,131         2.99   JP Morgan Mortgage Trust 2003-A1, Floating Rate
                              Note, 10/25/33                                                176,657
       386,040                JP Morgan Mortgage Trust 2004-S1, 5.0%, 9/25/34               395,523
     5,227,176         3.00   JP Morgan Mortgage Trust 2013-1, Floating Rate
                              Note, 3/25/43 (144A)                                        5,062,498
    13,127,693         2.50   JP Morgan Mortgage Trust 2013-1, Floating Rate
                              Note, 3/25/43 (144A)                                       12,951,296
     1,797,074         3.00   JP Morgan Mortgage Trust 2013-1, Floating Rate
                              Note, 3/25/43 (144A)                                        1,825,598
     3,597,591         3.52   JP Morgan Mortgage Trust 2013-1, Floating Rate
                              Note, 3/25/43 (144A)                                        3,523,951
       995,465         3.50   JP Morgan Mortgage Trust 2013-2, Floating Rate
                              Note, 5/25/43 (144A)                                        1,003,475
     5,121,404         3.50   JP Morgan Mortgage Trust 2014-1 REMICS, Floating
                              Rate Note, 1/25/44 (144A)                                   5,162,616
     1,079,530         3.50   JP Morgan Mortgage Trust 2014-1 REMICS, Floating
                              Rate Note, 1/25/44 (144A)                                   1,086,193
     3,183,423         3.76   JP Morgan Mortgage Trust 2014-1 REMICS, Floating
                              Rate Note, 1/25/44 (144A)                                   3,069,982
     6,380,442         3.00   JP Morgan Mortgage Trust 2014-2, Floating Rate
                              Note, 6/25/29 (144A)                                        6,419,822
     5,537,894         3.42   JP Morgan Mortgage Trust 2014-2, Floating Rate
                              Note, 6/25/29 (144A)                                        5,589,703
     1,286,038         3.43   JP Morgan Mortgage Trust 2014-2, Floating Rate
                              Note, 6/25/29 (144A)                                        1,218,711
     3,987,520         3.00   JP Morgan Mortgage Trust 2014-5, Floating Rate
                              Note, 10/25/29 (144A)                                       4,024,592

The accompanying notes are an integral part of these financial statements.

28 Pioneer Bond Fund | Semiannual Report | 12/31/16

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
       2,172,108       3.02   JP Morgan Mortgage Trust 2014-5, Floating Rate
                              Note, 10/25/29 (144A)                                 $     2,075,672
       5,692,164       4.06   JP Morgan Mortgage Trust 2014-OAK4, Floating
                              Rate Note, 9/25/44 (144A)                                   5,859,725
       7,178,910       3.50   JP Morgan Mortgage Trust 2015-4, Floating Rate
                              Note, 6/26/45 (144A)                                        7,236,678
      11,527,553              JP Morgan Mortgage Trust 2016-1, 3.5%,
                              5/25/46 (144A)                                             11,627,520
       4,253,720       3.90   JP Morgan Mortgage Trust 2016-1, Floating Rate
                              Note, 5/25/46 (144A)                                        4,222,919
      11,652,977       2.69   JP Morgan Mortgage Trust 2016-2, Floating Rate
                              Note, 6/25/46 (144A)                                       11,527,094
      13,315,508       3.00   JP Morgan Mortgage Trust 2016-3, Floating Rate
                              Note, 10/25/46 (144A)                                      13,430,980
      10,561,294       3.50   JP Morgan Mortgage Trust 2016-4, Floating Rate
                              Note, 10/25/46 (144A)                                      10,732,091
      12,400,000       2.60   JP Morgan Mortgage Trust, Floating Rate Note,
                              12/25/46 (144A)                                            12,343,812
       5,833,983       1.26   JP Morgan Seasoned Mortgage Trust 2014-1,
                              Floating Rate Note, 5/25/33 (144A)                          5,539,822
       7,455,424       2.64   JP Morgan Trust 2015-1 REMICS, Floating Rate
                              Note, 12/25/44 (144A)                                       7,382,125
       4,076,080       3.00   JP Morgan Trust 2015-3 REMICS, Floating Rate
                              Note, 5/25/45 (144A)                                        4,056,882
       3,235,502       3.70   JP Morgan Trust 2015-3 REMICS, Floating Rate
                              Note, 5/25/45 (144A)                                        3,265,847
       4,422,014       3.70   JP Morgan Trust 2015-3 REMICS, Floating Rate
                              Note, 5/25/45 (144A)                                        4,197,978
       3,906,399       3.50   JP Morgan Trust 2015-6, Floating Rate Note,
                              10/25/45 (144A)                                             3,937,834
       4,021,774       5.05   JPMBB Commercial Mortgage Securities Trust
                              2013-C15, Floating Rate Note, 11/15/45 (144A)               3,829,485
       3,500,000              JPMBB Commercial Mortgage Securities Trust
                              2014-C22 REMICS, 3.8012%, 9/15/47                           3,651,992
       2,000,000       3.10   JPMDB Commercial Mortgage Securities Trust
                              2016-C4, Floating Rate Note, 12/15/49 (144A)                1,447,265
       2,211,288              La Hipotecaria El Salvadorian Mortgage Trust
                              2016-1, 3.3575%, 1/15/46 (144A)                             2,227,528
       1,377,298       2.25   La Hipotecaria Panamanian Mortgage Trust
                              2010-1, Floating Rate Note, 9/8/39 (144A)                   1,423,781
       3,664,191       3.01   La Hipotecaria Panamanian Mortgage Trust
                              2014-1, Floating Rate Note, 11/24/42 (144A)                 3,703,123
          84,217              LB-UBS Commercial Mortgage Trust 2004-C1,
                              4.568%, 1/15/31                                                84,195
       3,690,000       3.24   LSTAR Commercial Mortgage Trust 2015-3, Floating
                              Rate Note, 4/20/48 (144A)                                   3,601,582
       7,800,000       2.61   LSTAR Commercial Mortgage Trust 2016-7, Floating
                              Rate Note, 12/1/21 (144A)                                   7,702,500

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/16 29

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
         875,182       2.62   LSTAR Securities Investment, Ltd. 2016-1, Floating
                              Rate Note, 1/1/21 (144A)                              $       859,955
       3,538,942       2.53   LSTAR Securities Investment, Ltd. 2016-3, Floating
                              Rate Note, 9/1/21 (144A)                                    3,495,811
       8,080,670       2.62   LSTAR Securities Investment, Ltd. 2016-4, Floating
                              Rate Note, 10/1/21 (144A)                                   7,982,768
         596,128       1.14   Mellon Residential Funding Corp., Mortgage
                              Pass-Through Trust Series 2000-TBC3, Floating
                              Rate Note, 12/15/30                                           567,090
       1,225,350       1.32   Merrill Lynch Mortgage Investors Trust Series
                              MLCC 2004-G, Floating Rate Note, 1/25/30                    1,152,597
       6,881,000              Morgan Stanley Bank of America Merrill Lynch
                              Trust 2016-C31, 3.527%, 10/15/26                            6,695,847
       4,061,212              Morgan Stanley Capital I Trust 2007-HQ13,
                              5.569%, 12/15/44                                            4,140,086
       5,309,000              Morgan Stanley Capital I Trust 2016-UBS12,
                              3.596%, 12/15/49                                            5,419,376
       7,156,654       3.75   New Residential Mortgage Loan Trust 2015-1,
                              Floating Rate Note, 5/28/52 (144A)                          7,289,193
       4,622,601       3.32   NRP Mortgage Trust 2013-1, Floating Rate Note,
                              7/25/43 (144A)                                              4,387,445
       6,786,087       3.25   NRP Mortgage Trust 2013-1, Floating Rate Note,
                              7/25/43 (144A)                                              6,610,986
       4,114,180       3.25   NRP Mortgage Trust 2013-1, Floating Rate Note,
                              7/25/43 (144A)                                              4,130,645
       6,102,462       3.32   NRP Mortgage Trust 2013-1, Floating Rate Note,
                              7/25/43 (144A)                                              5,836,152
       5,079,404       3.57   PMT Loan Trust 2013-J1, Floating Rate Note,
                              9/25/43 (144A)                                              4,812,361
         278,809              RAAC Series 2004-SP2 Trust, 6.0%, 1/25/32                     280,043
         135,808              RALI Series 2003-QS14 Trust, 5.0%, 7/25/18                    136,161
         390,734              RALI Series 2004-QS3 Trust, 5.0%, 3/25/19                     389,435
       2,338,787       2.31   RESI Finance LP 2003-CB1, Floating Rate Note,
                              7/9/35                                                      2,087,601
         324,459              RREF 2015-LT7 LLC, 3.0%, 12/27/32 (144A)                      324,459
      12,500,000              Seasoned Credit Risk Transfer Trust Series 2016-1,
                              3.0%, 9/25/55                                              12,068,362
       6,108,178       3.50   Sequoia Mortgage Trust 2012-2, Floating Rate
                              Note, 4/25/42                                               6,111,177
       3,889,220       1.81   Sequoia Mortgage Trust 2012-6, Floating Rate
                              Note, 12/26/42                                              3,585,538
       4,191,620       3.65   Sequoia Mortgage Trust 2013-1, Floating Rate
                              Note, 2/25/43                                               4,081,343
       6,796,966       3.57   Sequoia Mortgage Trust 2013-10, Floating Rate
                              Note, 8/25/43 (144A)                                        6,748,439
       2,138,261       1.87   Sequoia Mortgage Trust 2013-2, Floating Rate
                              Note, 2/25/43                                               2,042,875

The accompanying notes are an integral part of these financial statements.

30 Pioneer Bond Fund | Semiannual Report | 12/31/16

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
       7,314,673       3.53   Sequoia Mortgage Trust 2013-3, Floating Rate
                              Note, 3/25/43                                         $     7,319,024
       6,802,352       2.33   Sequoia Mortgage Trust 2013-4 REMICS, Floating
                              Rate Note, 4/27/43                                          6,515,960
       1,384,216       1.55   Sequoia Mortgage Trust 2013-4, Floating Rate
                              Note, 4/27/43                                               1,353,569
       6,066,188       3.49   Sequoia Mortgage Trust 2013-4, Floating Rate
                              Note, 4/27/43                                               6,019,326
       2,476,050       2.50   Sequoia Mortgage Trust 2013-5 REMICS, Floating
                              Rate Note, 5/25/43 (144A)                                   2,441,132
       2,211,955       3.00   Sequoia Mortgage Trust 2013-5 REMICS, Floating
                              Rate Note, 5/25/43 (144A)                                   2,180,762
       7,276,366       2.50   Sequoia Mortgage Trust 2013-6, Floating Rate
                              Note, 5/26/43                                               6,969,834
      10,348,880       2.50   Sequoia Mortgage Trust 2013-7, Floating Rate
                              Note, 6/25/43                                               9,697,904
       3,295,618       3.00   Sequoia Mortgage Trust 2013-7, Floating Rate
                              Note, 6/25/43                                               3,240,904
         464,804       2.25   Sequoia Mortgage Trust 2013-8, Floating Rate
                              Note, 6/25/43                                                 445,595
      10,211,273       3.00   Sequoia Mortgage Trust 2013-8, Floating Rate
                              Note, 6/25/43                                              10,054,244
       6,148,618       3.54   Sequoia Mortgage Trust 2013-8, Floating Rate
                              Note, 6/25/43                                               6,083,284
       1,395,836              Sequoia Mortgage Trust 2013-9, 3.5%,
                              7/27/43 (144A)                                              1,390,493
         675,917              Sequoia Mortgage Trust 2013-9, 3.5%,
                              7/27/43 (144A)                                               668,676
       7,640,007       4.00   Sequoia Mortgage Trust 2014-2, Floating Rate
                              Note, 7/25/44 (144A)                                        7,773,157
       4,894,962       3.00   Sequoia Mortgage Trust 2015-1, Floating Rate
                              Note, 1/25/45 (144A)                                        4,770,742
       8,920,635       3.50   Sequoia Mortgage Trust 2015-2, Floating Rate
                              Note, 5/25/45 (144A)                                        8,997,995
       3,824,275       3.73   Sequoia Mortgage Trust 2015-3, Floating Rate
                              Note, 7/25/45 (144A)                                        3,776,452
       8,809,871       3.00   Sequoia Mortgage Trust 2015-4, Floating Rate
                              Note, 11/25/30 (144A)                                       8,886,270
       5,050,648       3.50   Sequoia Mortgage Trust 2016-2, Floating Rate
                              Note, 8/25/46 (144A)                                        5,035,395
       3,953,899       3.77   Sequoia Mortgage Trust 2016-2, Floating Rate
                              Note, 8/25/46 (144A)                                        3,812,870
      10,072,029              Sequoia Mortgage Trust, 3.5%, 11/25/46                     10,134,193
          33,117       3.00   Sequoia Mortgage Trust, Floating Rate Note, 9/25/42            32,650
       3,642,873       3.50   Sequoia Mortgage Trust, Floating Rate Note, 9/25/42         3,680,839
       3,250,000       3.00   Sofi Mortgage Trust 2016-1, Floating Rate Note,
                              11/25/46 (144A)                                             3,100,195

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/16 31

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
         463,660       0.88   Structured Asset Securities Corp. Trust 2005-14,
                              Floating Rate Note, 7/25/35                           $       373,089
       2,120,419       3.02   Velocity Commercial Capital Loan Trust 2015-1,
                              Floating Rate Note, 6/25/45 (144A)                          2,129,930
       1,013,870              VOLT XXX LLC, 3.625%, 10/25/57 (Step) (144A)                1,013,962
       1,179,220              Wells Fargo Commercial Mortgage Trust 2010-C1,
                              3.349%, 11/18/43 (144A)                                     1,208,198
       1,927,000              Wells Fargo Commercial Mortgage Trust 2012-LC5
                              REMICS, 3.539%, 10/15/45                                    1,981,248
       4,500,000              Wells Fargo Commercial Mortgage Trust 2014-LC16
                              REMICS, 3.477%, 8/15/50                                     4,668,923
       5,300,000       2.55   Wells Fargo Commercial Mortgage Trust 2014-TISH
                              REMICS, Floating Rate Note, 2/15/27 (144A)                  5,302,158
       3,810,000              Wells Fargo Commercial Mortgage Trust 2015-NXS3,
                              3.617%, 9/17/57                                             3,924,283
       1,493,521       3.51   Wells Fargo Credit Risk Transfer Securities Trust 2015,
                              Floating Rate Note, 11/25/25 (144A)                         1,500,023
       2,267,050       3.61   Wells Fargo Credit Risk Transfer Securities Trust 2015,
                              Floating Rate Note, 11/25/25 (144A)                         2,273,898
       1,435,000       5.60   WF-RBS Commercial Mortgage Trust 2011-C2,
                              Floating Rate Note, 2/15/44 (144A)                          1,469,019
       3,900,000       4.35   WFRBS Commercial Mortgage Trust 2013-C12,
                              Floating Rate Note, 3/15/48 (144A)                          3,589,794
       6,200,000              WFRBS Commercial Mortgage Trust 2013-C16,
                              4.136%, 9/17/46                                             6,644,269
         459,362       3.50   WinWater Mortgage Loan Trust 2014-1, Floating
                              Rate Note, 6/20/44 (144A)                                     462,771
       8,434,416       3.91   WinWater Mortgage Loan Trust 2015-2, Floating
                              Rate Note, 2/20/45 (144A)                                   8,161,127
       5,008,412       3.50   WinWater Mortgage Loan Trust 2015-3 REMICS,
                              Floating Rate Note, 3/20/45 (144A)                          4,992,996
       9,301,502       3.50   WinWater Mortgage Loan Trust 2015-4, Floating
                              Rate Note, 6/20/45 (144A)                                   9,389,140
       6,805,372       3.50   WinWater Mortgage Loan Trust 2015-5, Floating
                              Rate Note, 8/20/45 (144A)                                   6,798,461
       4,790,991       3.80   WinWater Mortgage Loan Trust 2015-5, Floating
                              Rate Note, 8/20/45 (144A)                                   4,851,793
       4,552,061       3.80   WinWater Mortgage Loan Trust 2015-5, Floating
                              Rate Note, 8/20/45 (144A)                                   4,354,125
       3,884,784       3.50   WinWater Mortgage Loan Trust 2016-1, Floating
                              Rate Note, 1/22/46 (144A)                                   3,850,070
                                                                                    ---------------
                                                                                    $   798,133,754
                                                                                    ---------------
                              Total Banks                                           $   798,133,754
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Bond Fund | Semiannual Report | 12/31/16

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 0.2%
                              Other Diversified Financial Services -- 0.0%+
       1,102,352       3.52   JP Morgan Mortgage Trust 2013-1, Floating Rate
                              Note, 3/25/43 (144A)                                  $     1,033,568
---------------------------------------------------------------------------------------------------
                              Specialized Finance -- 0.1%
       1,980,000       2.54   BAMLL Commercial Mortgage Securities Trust
                              2015-ASHF REMICS, Floating Rate Note,
                              1/15/28 (144A)                                        $     1,975,604
---------------------------------------------------------------------------------------------------
                              Asset Management & Custody Banks -- 0.1%
       5,062,189       3.62   Agate Bay Mortgage Trust 2015-5, Floating Rate
                              Note, 7/25/45 (144A)                                  $     4,771,739
                                                                                    ---------------
                              Total Diversified Financials                          $     7,780,911
---------------------------------------------------------------------------------------------------
                              GOVERNMENT -- 0.6%
          77,174       0.94   Federal Home Loan Mortgage Corp. REMICS,
                              Floating Rate Note, 12/15/20                          $        77,561
         802,223       3.73   Federal National Mortgage Association 2004-T2,
                              Floating Rate Note, 7/25/43                                   851,887
           1,141              Federal National Mortgage Association REMICS,
                              10.3%, 4/25/19                                                  1,206
       1,410,169              Federal National Mortgage Association REMICS,
                              3.0%, 6/25/23                                               1,447,985
         465,024              Federal National Mortgage Association REMICS,
                              4.5%, 6/25/29                                                 494,320
       3,482,251              Freddie Mac Whole Loan Securities Trust
                              2015-SC01, 3.5%, 5/25/45                                    3,492,507
         600,000       5.25   FREMF Mortgage Trust 2010-K8, Floating Rate Note,
                              9/25/43 (144A)                                                644,775
         890,000       5.20   FREMF Mortgage Trust 2010-K9 REMICS, Floating
                              Rate Note, 9/25/45 (144A)                                     959,722
       5,380,000       4.77   FREMF Mortgage Trust 2011-K702, Floating Rate
                              Note, 4/25/44 (144A)                                        5,538,891
       1,250,000       4.88   FREMF Mortgage Trust 2011-K703, Floating Rate
                              Note, 7/25/44 (144A)                                        1,293,692
       3,004,204       4.62   FREMF Mortgage Trust 2014-KF05 REMICS, Floating
                              Rate Note, 9/25/21 (144A)                                   3,006,066
       3,808,130       5.59   FREMF Mortgage Trust 2014-KS02 REMICS, Floating
                              Rate Note, 8/25/23 (144A)                                   3,795,334
       2,010,000       3.82   FREMF Mortgage Trust Class B, Floating Rate Note,
                              6/25/47 (144A)                                              2,061,731
         806,139              Government National Mortgage Association
                              REMICS, 3.25%, 4/16/27                                        827,696
       1,065,300              Government National Mortgage Association,
                              3.0%, 4/20/41                                               1,090,709
         950,607              Government National Mortgage Association,
                              5.25%, 8/16/35                                              1,034,605

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/16 33

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              Government -- (continued)
         416,122              Vendee Mortgage Trust 2008-1, 5.25%, 1/15/32          $       443,308
         783,067              Vendee Mortgage Trust 2010-1, 4.25%, 2/15/35                  805,998
                                                                                    ---------------
                                                                                    $    27,867,993
                                                                                    ---------------
                              Total Government                                      $    27,867,993
---------------------------------------------------------------------------------------------------
                              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                              (Cost $853,447,893)                                   $   841,254,351
---------------------------------------------------------------------------------------------------
                              CORPORATE BONDS -- 36.1%
                              ENERGY -- 4.7%
                              Oil & Gas Drilling -- 0.4%
       7,241,000              Ensco Plc, 4.5%, 10/1/24                              $     6,209,158
       6,185,000              Rowan Companies, Inc., 4.75%, 1/15/24                       5,581,962
       5,505,000              Rowan Companies, Inc., 5.85%, 1/15/44                       4,266,375
                                                                                    ---------------
                                                                                    $    16,057,495
---------------------------------------------------------------------------------------------------
                              Oil & Gas Equipment & Services -- 0.1%
       2,250,000              Halliburton Co., 7.6%, 8/15/96 (144A)                 $     2,804,366
---------------------------------------------------------------------------------------------------
                              Integrated Oil & Gas -- 0.7%
       4,175,000              BP Capital Markets Plc, 3.062%, 3/17/22               $     4,223,021
       5,965,000              Petroleos Mexicanos, 3.5%, 1/30/23                          5,475,870
       3,525,000              Petroleos Mexicanos, 6.5%, 3/13/27 (144A)                   3,636,038
       4,750,000              Sinopec Group Overseas Development 2014,
                              Ltd., 4.375%, 4/10/24 (144A)                                4,936,000
      10,050,000              Sinopec Group Overseas Development 2015,
                              Ltd., 2.5%, 4/28/20 (144A)                                  9,983,379
                                                                                    ---------------
                                                                                    $    28,254,308
---------------------------------------------------------------------------------------------------
                              Oil & Gas Exploration & Production -- 0.6%
       6,585,000              Canadian Natural Resources, Ltd., 6.25%, 3/15/38      $     7,491,517
       2,830,000              Canadian Natural Resources, Ltd., 6.75%, 2/1/39             3,302,262
       5,275,000              CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24                5,396,837
       2,360,000              Newfield Exploration Co., 5.375%, 1/1/26                    2,406,256
       1,400,000              Newfield Exploration Co., 5.625%, 7/1/24                    1,459,500
       4,150,000              WPX Energy, Inc., 7.5%, 8/1/20                              4,461,250
                                                                                    ---------------
                                                                                    $    24,517,622
---------------------------------------------------------------------------------------------------
                              Oil & Gas Refining & Marketing -- 0.4%
       5,827,000              EnLink Midstream Partners LP, 4.4%, 4/1/24            $     5,789,631
       1,800,000              EnLink Midstream Partners LP, 4.85%, 7/15/26                1,815,719
       3,800,000              Motiva Enterprises LLC, 6.85%, 1/15/40 (144A)               4,593,957
       3,180,000              Valero Energy Corp., 6.625%, 6/15/37                        3,721,758
       2,890,000              Valero Energy Corp., 9.375%, 3/15/19                        3,328,124
                                                                                    ---------------
                                                                                    $    19,249,189
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Bond Fund | Semiannual Report | 12/31/16

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              Oil & Gas Storage & Transportation -- 2.5%
      10,945,000              Boardwalk Pipelines LP, 4.95%, 12/15/24               $    11,237,987
       2,575,000              Boardwalk Pipelines LP, 5.95%, 6/1/26                       2,797,058
       2,900,000              DCP Midstream LLC, 9.75%, 3/15/19 (144A)                    3,248,000
       4,095,000       5.85   DCP Midstream LLC, Floating Rate Note,
                              5/21/43 (144A)                                              3,480,750
       8,585,000              Enbridge Energy Partners LP, 7.375%, 10/15/45              10,648,370
       3,275,000              Energy Transfer Equity LP, 5.875%, 1/15/24                  3,381,438
       4,675,000              Kinder Morgan Energy Partners LP, 4.25%, 9/1/24             4,774,316
       8,235,000              Kinder Morgan, Inc. Delaware, 5.05%, 2/15/46                8,151,868
       7,335,000              Kinder Morgan, Inc. Delaware, 5.55%, 6/1/45                 7,714,755
       3,875,000              MPLX LP, 4.875%, 12/1/24                                    3,990,064
       1,720,000              MPLX LP, 4.875%, 6/1/25                                     1,768,413
       3,875,000              MPLX LP, 5.5%, 2/15/23                                      4,031,387
       9,165,000              Plains All American Pipeline LP, 4.65%, 10/15/25            9,468,664
       5,300,000              Plains All American Pipeline LP, 4.7%, 6/15/44              4,722,470
       6,180,000              Sabine Pass Liquefaction LLC, 5.0%, 3/15/27 (144A)          6,234,075
       2,475,000              Spectra Energy Capital LLC, 6.2%, 4/15/18                   2,587,417
       1,500,000              Spectra Energy Capital LLC, 6.75%, 7/15/18                  1,582,626
         786,000              Sunoco Logistics Partners Operations LP,
                              6.1%, 2/15/42                                                 812,441
       2,475,000              The Williams Companies, Inc., 7.75%, 6/15/31                2,821,500
       5,115,000              TransCanada PipeLines, Ltd., 1.875%, 1/12/18                5,123,031
       8,230,000              Williams Partners LP, 5.1%, 9/15/45                         7,822,195
                                                                                    ---------------
                                                                                    $   106,398,825
                                                                                    ---------------
                              Total Energy                                          $   197,281,805
---------------------------------------------------------------------------------------------------
                              MATERIALS -- 1.0%
                              Fertilizers & Agricultural Chemicals -- 0.3%
       2,800,000              Agrium, Inc., 4.125%, 3/15/35                         $     2,567,300
      10,800,000              Agrium, Inc., 5.25%, 1/15/45                               11,246,872
                                                                                    ---------------
                                                                                    $    13,814,172
---------------------------------------------------------------------------------------------------
                              Construction Materials -- 0.3%
      10,600,000              CRH America, Inc., 3.875%, 5/18/25 (144A)             $    10,793,323
---------------------------------------------------------------------------------------------------
                              Metal & Glass Containers -- 0.1%
       2,275,000              Ball Corp., 4.0%, 11/15/23                            $     2,229,500
       4,000,000              Ball Corp., 5.25%, 7/1/25                                   4,180,000
                                                                                    ---------------
                                                                                    $     6,409,500
---------------------------------------------------------------------------------------------------
                              Paper Packaging -- 0.1%
       2,575,000              International Paper Co., 6.0%, 11/15/41               $     2,891,756
---------------------------------------------------------------------------------------------------
                              Diversified Metals & Mining -- 0.1%
       1,375,000              Amsted Industries, Inc., 5.375%, 9/15/24 (144A)       $     1,350,938
       1,850,000              Freeport-McMoRan, Inc., 3.875%, 3/15/23                     1,697,375

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/16 35

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              Diversified Metals & Mining -- (continued)
       1,650,000              Freeport-McMoRan, Inc., 4.55%, 11/14/24               $     1,546,875
                                                                                    ---------------
                                                                                    $     4,595,188
---------------------------------------------------------------------------------------------------
                              Steel -- 0.1%
       3,550,000              Commercial Metals Co., 4.875%, 5/15/23                $     3,567,750
                                                                                    ---------------
                              Total Materials                                       $    42,071,689
---------------------------------------------------------------------------------------------------
                              CAPITAL GOODS -- 1.8%
                              Aerospace & Defense -- 0.8%
       7,472,000              L3 Technologies, Inc., 3.95%, 5/28/24                 $     7,599,442
       7,680,000              Lockheed Martin Corp., 3.1%, 1/15/23                        7,763,965
       7,855,000              Spirit AeroSystems, Inc., 3.85%, 6/15/26                    7,749,429
      10,344,000              United Technologies Corp., 1.778%, 5/4/18 (Step)           10,346,255
                                                                                    ---------------
                                                                                    $    33,459,091
---------------------------------------------------------------------------------------------------
                              Building Products -- 0.7%
       7,680,000              Fortune Brands Home & Security, Inc.,
                              3.0%, 6/15/20                                         $     7,729,359
       8,595,000              Masco Corp., 4.375%, 4/1/26                                 8,680,950
       1,050,000              Masco Corp., 4.45%, 4/1/25                                  1,065,750
         825,000              Masco Corp., 5.95%, 3/15/22                                   911,625
       5,675,000              Owens Corning, 3.4%, 8/15/26                                5,390,870
       5,150,000              Owens Corning, 4.2%, 12/1/24                                5,275,557
                                                                                    ---------------
                                                                                    $    29,054,111
---------------------------------------------------------------------------------------------------
                              Construction & Engineering -- 0.0%+
       1,368,000              Amsted Industries, Inc., 5.0%, 3/15/22 (144A)         $     1,368,000
---------------------------------------------------------------------------------------------------
                              Industrial Conglomerates -- 0.1%
       1,392,000              General Electric Co., 5.3%, 2/11/21                   $     1,543,809
       2,950,000              Tyco Electronics Group SA, 6.55%, 10/1/17                   3,059,888
                                                                                    ---------------
                                                                                    $     4,603,697
---------------------------------------------------------------------------------------------------
                              Trading Companies & Distributors -- 0.2%
       5,660,000              GATX Corp., 6.0%, 2/15/18                             $     5,889,536
                                                                                    ---------------
                              Total Capital Goods                                   $    74,374,435
---------------------------------------------------------------------------------------------------
                              COMMERCIAL SERVICES & SUPPLIES -- 0.2%
                              Environmental & Facilities Services -- 0.1%
       2,678,000              Republic Services, Inc., 2.9%, 7/1/26                 $     2,567,265
---------------------------------------------------------------------------------------------------
                              Research & Consulting Services -- 0.1%
       5,942,000              Verisk Analytics, Inc., 5.5%, 6/15/45                 $     6,318,972
                                                                                    ---------------
                              Total Commercial Services & Supplies                  $     8,886,237
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Bond Fund | Semiannual Report | 12/31/16

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              TRANSPORTATION -- 1.1%
                              Railroads -- 0.9%
      14,485,000              Burlington Northern Santa Fe LLC, 4.15%, 4/1/45       $    14,689,325
       6,650,000              TTX Co., 3.6%, 1/15/25 (144A)                               6,638,269
       3,250,000              TTX Co., 4.2%, 7/1/46 (144A)                                3,080,292
      13,215,000              Union Pacific Corp., 3.375%, 2/1/35                        12,497,994
                                                                                    ---------------
                                                                                    $    36,905,880
---------------------------------------------------------------------------------------------------
                              Highways & Railtracks -- 0.2%
       3,950,000              ERAC USA Finance LLC, 3.3%, 12/1/26 (144A)            $     3,790,096
       1,300,000              ERAC USA Finance LLC, 3.8%, 11/1/25 (144A)                  1,309,104
       4,600,000              ERAC USA Finance LLC, 4.5%, 2/15/45 (144A)                  4,386,473
                                                                                    ---------------
                                                                                    $     9,485,673
                                                                                    ---------------
                              Total Transportation                                  $    46,391,553
---------------------------------------------------------------------------------------------------
                              AUTOMOBILES & COMPONENTS -- 0.5%
                              Automobile Manufacturers -- 0.5%
       4,975,000              Ford Motor Credit Co., LLC, 2.24%, 6/15/18            $     4,981,741
       6,425,000              Ford Motor Credit Co., LLC, 3.219%, 1/9/22                  6,353,021
      10,045,000              Toyota Motor Credit Corp., 2.125%, 7/18/19                 10,088,585
                                                                                    ---------------
                                                                                    $    21,423,347
                                                                                    ---------------
                              Total Automobiles & Components                        $    21,423,347
---------------------------------------------------------------------------------------------------
                              CONSUMER DURABLES & APPAREL -- 0.1%
                              Homebuilding -- 0.1%
       5,120,000              Lennar Corp., 4.75%, 4/1/21                           $     5,286,400
                                                                                    ---------------
                              Total Consumer Durables & Apparel                     $     5,286,400
---------------------------------------------------------------------------------------------------
                              CONSUMER SERVICES -- 0.2%
                              Education Services -- 0.2%
       2,600,000              President & Fellows of Harvard College,
                              2.3%, 10/1/23                                         $     2,530,172
       3,550,000              Tufts University, 5.017%, 4/15/12                           3,705,703
                                                                                    ---------------
                                                                                    $     6,235,875
                                                                                    ---------------
                              Total Consumer Services                               $     6,235,875
---------------------------------------------------------------------------------------------------
                              MEDIA -- 0.8%
                              Cable & Satellite -- 0.6%
       6,995,000              Charter Communications Operating LLC,
                              6.384%, 10/23/35                                      $     7,987,115
      10,310,000              Comcast Corp., 5.65%, 6/15/35                              12,321,966
       2,440,000              Sirius XM Radio, Inc., 5.375%, 7/15/26 (144A)               2,385,100
         650,000              Time Warner Cable LLC, 6.55%, 5/1/37                          735,834
         675,000              Videotron, Ltd., 5.375%, 6/15/24 (144A)                       692,719
                                                                                    ---------------
                                                                                    $    24,122,734
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/16 37

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              Movies & Entertainment -- 0.2%
       8,300,000              Time Warner, Inc., 4.7%, 1/15/21                      $     8,871,679
                                                                                    ---------------
                              Total Media                                           $    32,994,413
---------------------------------------------------------------------------------------------------
                              RETAILING -- 0.7%
                              Internet Retail -- 0.5%
       5,900,000              Expedia, Inc., 4.5%, 8/15/24                          $     5,995,739
         950,000              Expedia, Inc., 5.0%, 2/15/26                                  979,361
       3,800,000              Expedia, Inc., 5.95%, 8/15/20                               4,153,670
       1,925,000              The Priceline Group, Inc., 3.6%, 6/1/26                     1,903,833
       7,375,000              The Priceline Group, Inc., 3.65%, 3/15/25                   7,354,505
                                                                                    ---------------
                                                                                    $    20,387,108
---------------------------------------------------------------------------------------------------
                              Home Improvement Retail -- 0.1%
       4,520,000              The Home Depot, Inc., 2.625%, 6/1/22                  $     4,541,782
---------------------------------------------------------------------------------------------------
                              Automotive Retail -- 0.1%
       3,994,000              AutoZone, Inc., 2.5%, 4/15/21                         $     3,949,123
                                                                                    ---------------
                              Total Retailing                                       $    28,878,013
---------------------------------------------------------------------------------------------------
                              FOOD & STAPLES RETAILING -- 0.5%
                              Drug Retail -- 0.3%
         650,000              CVS Health Corp., 2.25%, 8/12/19                      $       653,568
         582,839              CVS Pass-Through Trust, 5.298%, 1/11/27 (144A)                625,270
       2,795,422              CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)              3,129,956
       1,913,216              CVS Pass-Through Trust, 5.926%, 1/10/34 (144A)              2,185,513
       3,737,896              CVS Pass-Through Trust, 6.036%, 12/10/28                    4,190,544
                                                                                    ---------------
                                                                                    $    10,784,851
---------------------------------------------------------------------------------------------------
                              Food Retail -- 0.2%
       1,635,000              The Kroger Co., 1.5%, 9/30/19                         $     1,610,155
       6,172,000              The Kroger Co., 2.95%, 11/1/21                              6,210,322
       1,300,000              The Kroger Co., 3.4%, 4/15/22                               1,325,169
                                                                                    ---------------
                                                                                    $     9,145,646
                                                                                    ---------------
                              Total Food & Staples Retailing                        $    19,930,497
---------------------------------------------------------------------------------------------------
                              FOOD, BEVERAGE & TOBACCO -- 1.0%
                              Brewers -- 0.1%
       4,350,000       2.14   Anheuser-Busch InBev Finance, Inc., Floating Rate
                              Note, 2/1/21                                          $     4,426,508
---------------------------------------------------------------------------------------------------
                              Distillers & Vintners -- 0.2%
       2,180,000              Constellation Brands, Inc., 3.7%, 12/6/26             $     2,129,947
       9,100,000              Pernod Ricard SA, 3.25%, 6/8/26 (144A)                      8,731,714
                                                                                    ---------------
                                                                                    $    10,861,661
---------------------------------------------------------------------------------------------------
                              Packaged Foods & Meats -- 0.5%
       9,100,000              Grupo Bimbo SAB de CV, 3.875%, 6/27/24 (144A)         $     9,053,199
      10,040,000              Kraft Heinz Foods Co., 3.5%, 6/6/22                        10,210,389
                                                                                    ---------------
                                                                                    $    19,263,588
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38 Pioneer Bond Fund | Semiannual Report | 12/31/16

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              Tobacco -- 0.2%
       7,275,000              Reynolds American, Inc., 4.45%, 6/12/25               $     7,681,025
                                                                                    ---------------
                              Total Food, Beverage & Tobacco                        $    42,232,782
---------------------------------------------------------------------------------------------------
                              HEALTH CARE EQUIPMENT & SERVICES -- 0.2%
                              Health Care Equipment -- 0.1%
       5,219,000              Becton Dickinson and Co., 3.734%, 12/15/24            $     5,337,064
---------------------------------------------------------------------------------------------------
                              Health Care Facilities -- 0.1%
       1,150,000              HCA, Inc., 5.25%, 6/15/26                             $     1,188,812
       2,400,000              NYU Hospitals Center, 4.428%, 7/1/42                        2,294,102
                                                                                    ---------------
                                                                                    $     3,482,914
                                                                                    ---------------
                              Total Health Care Equipment & Services                $     8,819,978
---------------------------------------------------------------------------------------------------
                              PHARMACEUTICALS, BIOTECHNOLOGY &
                              LIFE SCIENCES -- 2.0%
                              Biotechnology -- 1.0%
         925,000              AbbVie, Inc., 2.85%, 5/14/23                          $       897,321
       1,370,000              AbbVie, Inc., 3.2%, 5/14/26                                 1,303,455
       8,430,000              AbbVie, Inc., 3.6%, 5/14/25                                 8,349,814
       8,035,000              Amgen, Inc., 4.4%, 5/1/45                                   7,701,917
       2,350,000              Amgen, Inc., 5.375%, 5/15/43                                2,567,147
      12,900,000              Baxalta, Inc., 3.6%, 6/23/22                               12,998,724
       3,550,000              Biogen, Inc., 3.625%, 9/15/22                               3,643,954
       4,275,000              Biogen, Inc., 4.05%, 9/15/25                                4,401,386
                                                                                    ---------------
                                                                                    $    41,863,718
---------------------------------------------------------------------------------------------------
                              Pharmaceuticals -- 0.7%
       3,150,000              Johnson & Johnson, 4.375%, 12/5/33                    $     3,463,308
      11,155,000              Mylan NV, 3.95%, 6/15/26 (144A)                            10,439,384
       3,300,000              Perrigo Finance Unlimited Co., 3.5%, 3/15/21                3,334,416
       1,755,000              Perrigo Finance Unlimited Co., 3.9%, 12/15/24               1,718,006
       2,481,000              Perrigo Finance Unlimited Co., 4.375%, 3/15/26              2,483,533
      10,140,000              Teva Pharmaceutical Finance Netherlands III BV,
                              2.8%, 7/21/23                                               9,598,433
                                                                                    ---------------
                                                                                    $    31,037,080
---------------------------------------------------------------------------------------------------
                              Life Sciences Tools & Services -- 0.3%
         894,000              Agilent Technologies, Inc., 6.5%, 11/1/17             $       927,474
      11,200,000              Thermo Fisher Scientific, Inc., 3.0%, 4/15/23              11,008,110
                                                                                    ---------------
                                                                                    $    11,935,584
                                                                                    ---------------
                              Total Pharmaceuticals, Biotechnology &
                              Life Sciences                                         $    84,836,382
---------------------------------------------------------------------------------------------------
                              BANKS -- 4.8%
                              Diversified Banks -- 4.3%
       6,485,000              Australia & New Zealand Banking Group, Ltd.,
                              4.5%, 3/19/24 (144A)                                  $     6,640,361

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/16 39

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              Diversified Banks -- (continued)
       4,600,000       9.00   Banco Bilbao Vizcaya Argentaria SA, Floating Rate
                              Note, 12/31/49 (Perpetual)                            $     4,788,582
       1,150,000              Bank of America Corp., 4.2%, 8/26/24                        1,171,510
       3,950,000       6.10   Bank of America Corp., Floating Rate Note,
                              12/31/49 (Perpetual)                                        3,971,725
       2,375,000       1.73   Banque Federative du Credit Mutuel SA, Floating
                              Rate Note, 1/20/17 (144A)                                   2,375,826
       4,450,000              Banque Ouest Africaine de Developpement,
                              5.5%, 5/6/21 (144A)                                         4,572,375
       2,565,000              Barclays Bank Plc, 6.05%, 12/4/17 (144A)                    2,649,868
       5,250,000              Barclays Plc, 3.65%, 3/16/25                                5,075,816
       3,000,000              Barclays Plc, 4.375%, 1/12/26                               3,038,466
       2,400,000              BBVA Bancomer SA Texas, 4.375%, 4/10/24 (144A)              2,418,000
       3,815,000              BBVA Bancomer SA Texas, 6.5%, 3/10/21 (144A)                4,108,755
       9,775,000       7.62   BNP Paribas SA, Floating Rate Note, 12/31/49
                              (Perpetual) (144A)                                         10,313,602
       3,860,000              BPCE SA, 4.875%, 4/1/26 (144A)                              3,857,217
       3,650,000       1.73   BPCE SA, Floating Rate Note, 2/10/17                        3,653,062
       3,044,000       5.95   Citigroup, Inc., Floating Rate Note (Perpetual)             3,085,855
       8,176,000       6.25   Citigroup, Inc., Floating Rate Note,
                              12/31/49 (Perpetual)                                        8,413,104
       4,485,000       5.90   Citigroup, Inc., Floating Rate Note,
                              12/31/49 (Perpetual)                                        4,535,456
       3,435,000              Cooperatieve Rabobank UA, 3.875%, 2/8/22                    3,626,721
       6,425,000              Cooperatieve Rabobank UA, 3.95%, 11/9/22                    6,609,520
       7,300,000       7.88   Credit Agricole SA, Floating Rate Note, 12/31/49
                              (Perpetual) (144A)                                          7,373,657
       9,525,000       8.12   Credit Agricole SA, Floating Rate Note, 12/31/49
                              (Perpetual) (144A)                                         10,024,682
      11,200,000              Credit Suisse Group Funding Guernsey, Ltd.,
                       3.8%,  9/15/22                                                    11,299,322
       1,305,000              HSBC Bank Plc, 7.65%, 5/1/25                                1,593,468
       4,525,000       6.88   HSBC Holdings Plc, Floating Rate Note,
                              12/31/49 (Perpetual)                                        4,773,875
       8,166,000       6.50   ING Groep NV, Floating Rate Note, 12/29/49                  7,875,086
      10,434,000       7.70   Intesa Sanpaolo S.p.A., Floating Rate Note,
                              12/29/49 (Perpetual) (144A)                                 9,794,918
       5,125,000              Macquarie Bank, Ltd., 4.875%, 6/10/25 (144A)                5,186,454
         840,000              Macquarie Bank, Ltd., 6.625%, 4/7/21 (144A)                   944,307
       4,500,000              Nordea Bank AB, 4.25%, 9/21/22 (144A)                       4,687,618
       5,600,000       6.12   Nordea Bank AB, Floating Rate Note,
                              12/31/49 (Perpetual) (144A)                                 5,419,120
       7,005,000       8.62   Royal Bank of Scotland Group Plc, Floating Rate
                              Note, 12/31/49 (Perpetual)                                  7,145,100

The accompanying notes are an integral part of these financial statements.

40 Pioneer Bond Fund | Semiannual Report | 12/31/16

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              Diversified Banks -- (continued)
       8,075,000       7.50   Royal Bank of Scotland Group Plc, Floating Rate
                              Note, 12/31/49 (Perpetual)                            $     7,651,062
         105,263       3.71   SBP DPR Finance Co., Floating Rate Note,
                              3/15/17 (144A)                                                105,229
       2,600,000       4.50   Scotiabank Peru SAA, Floating Rate Note,
                              12/13/27 (144A)                                             2,593,760
       4,800,000              Standard Chartered Plc, 3.95%, 1/11/23 (144A)               4,690,699
       3,540,000              Wells Fargo Bank NA, 6.0%, 11/15/17                         3,673,784
                                                                                    ---------------
                                                                                    $   179,737,962
---------------------------------------------------------------------------------------------------
                              Regional Banks -- 0.4%
       7,000,000              Credit Suisse AG New York NY, 1.75%, 1/29/18          $     6,986,105
       7,378,000              KeyCorp, 5.1%, 3/24/21                                      8,068,094
       1,435,000              PNC Bank NA, 6.0%, 12/7/17                                  1,490,801
                                                                                    ---------------
                                                                                    $    16,545,000
---------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- 0.1%
       2,300,000              Astoria Financial Corp., 5.0%, 6/19/17                $     2,328,589
                                                                                    ---------------
                              Total Banks                                           $   198,611,551
---------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 3.4%
                              Other Diversified Financial Services -- 0.4%
       5,930,000              Carlyle Holdings II Finance LLC, 5.625%,
                              3/30/43 (144A)                                        $     5,867,385
       7,189,000       6.75   JPMorgan Chase & Co., Floating Rate Note,
                              8/29/49 (Perpetual)                                         7,746,148
       1,250,000       0.00   Tiers Trust, Floating Rate Note, 10/15/97 (144A) (d)        1,246,369
                                                                                    ---------------
                                                                                    $    14,859,902
---------------------------------------------------------------------------------------------------
                              Specialized Finance -- 0.5%
       3,200,000              BM&FBovespa SA -- Bolsa de Valores
                              Mercadorias e Futuros, 5.5%, 7/16/20 (144A)           $     3,305,600
       2,980,000              Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)               3,299,924
       2,000,000              National Rural Utilities Cooperative Finance Corp.,
                              5.45%, 2/1/18                                               2,085,858
      11,625,000              USAA Capital Corp., 2.45%, 8/1/20 (144A)                   11,660,584
                                                                                    ---------------
                                                                                    $    20,351,966
---------------------------------------------------------------------------------------------------
                              Consumer Finance -- 1.0%
       2,250,000              Ally Financial, Inc., 4.625%, 3/30/25                 $     2,216,250
       5,050,000              Ally Financial, Inc., 5.125%, 9/30/24                       5,138,375
       1,125,000              Ally Financial, Inc., 5.75%, 11/20/25                       1,122,188
       7,695,000              American Honda Finance Corp., 1.2%, 7/14/17                 7,701,895
       1,465,000              Capital One Bank USA NA, 8.8%, 7/15/19                      1,677,769
       7,275,000              Capital One Financial Corp., 3.75%, 4/24/24                 7,369,720
       2,300,000              General Motors Financial Co., Inc., 3.7%, 11/24/20          2,339,675

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/16 41

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              Consumer Finance -- (continued)
       7,785,000              General Motors Financial Co., Inc., 4.0%, 1/15/25     $     7,595,365
       2,245,000              Hyundai Capital America, 1.45%, 2/6/17 (144A)               2,245,382
       6,200,000              Hyundai Capital America, 2.0%, 3/19/18 (144A)               6,198,872
                                                                                    ---------------
                                                                                    $    43,605,491
---------------------------------------------------------------------------------------------------
                              Asset Management & Custody Banks -- 0.8%
       1,725,000              Blackstone Holdings Finance Co., LLC, 5.0%,
                              6/15/44 (144A)                                        $     1,701,533
       6,445,000              Blackstone Holdings Finance Co., LLC, 6.25%,
                              8/15/42 (144A)                                              7,374,124
         733,000              Eaton Vance Corp., 6.5%, 10/2/17                              760,584
       7,475,000              KKR Group Finance Co. II LLC, 5.5%, 2/1/43 (144A)           7,502,942
       2,400,000              Legg Mason, Inc., 3.95%, 7/15/24                            2,408,626
       2,175,000              Legg Mason, Inc., 4.75%, 3/15/26                            2,251,264
      10,345,000       1.94   The Bank of New York Mellon Corp., Floating Rate
                              Note, 10/30/23                                             10,505,120
                                                                                    ---------------
                                                                                    $    32,504,193
---------------------------------------------------------------------------------------------------
                              Investment Banking & Brokerage -- 0.4%
       1,650,000              KKR Group Finance Co., III LLC, 5.125%,
                              6/1/44 (144A)                                         $     1,557,869
       5,450,000              Morgan Stanley, 4.1%, 5/22/23                               5,594,545
         300,000              Morgan Stanley, 4.875%, 11/1/22                               321,522
       4,020,000       5.55   Morgan Stanley, Floating Rate Note,
                              12/31/49 (Perpetual)                                        4,065,225
         643,000              North American Development Bank, 2.3%, 10/10/18               650,547
       4,400,000              UBS AG, 7.625%, 8/17/22                                     4,988,500
                                                                                    ---------------
                                                                                    $    17,178,208
---------------------------------------------------------------------------------------------------
                              Diversified Capital Markets -- 0.3%
       4,031,000              GE Capital International Funding Co., Unlimited
                              Co., 2.342%, 11/15/20                                 $     4,029,077
       6,900,000       2.49   ICBCIL Finance Co., Ltd., Floating Rate
                              Note, 11/13/18 (144A)                                       6,915,049
       2,730,000              Macquarie Group, Ltd., 6.0%, 1/14/20 (144A)                 2,957,723
                                                                                    ---------------
                                                                                    $    13,901,849
                                                                                    ---------------
                              Total Diversified Financials                          $   142,401,609
---------------------------------------------------------------------------------------------------
                              INSURANCE -- 6.0%
                              Insurance Brokers -- 0.1%
       5,400,000              Brown & Brown, Inc., 4.2%, 9/15/24                    $     5,439,874
---------------------------------------------------------------------------------------------------
                              Life & Health Insurance -- 0.9%
       7,000,000              Aflac, Inc., 3.625%, 11/15/24                         $     7,204,393
       2,425,000              Principal Life Global Funding II, 1.5%,
                              4/18/19 (144A)                                              2,394,523
       4,250,000              Protective Life Corp., 7.375%, 10/15/19                     4,813,660

The accompanying notes are an integral part of these financial statements.

42 Pioneer Bond Fund | Semiannual Report | 12/31/16

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              Life & Health Insurance -- (continued)
       1,090,000              Prudential Financial, Inc., 4.5%, 11/16/21            $     1,178,713
       1,500,000       5.62   Prudential Financial, Inc., Floating Rate Note,
                              6/15/43                                                     1,558,125
       8,043,000       5.88   Prudential Financial, Inc., Floating Rate Note,
                              9/15/42                                                     8,435,096
       8,186,000              Teachers Insurance & Annuity Association of
                              America, 6.85%, 12/16/39 (144A)                            10,623,169
                                                                                    ---------------
                                                                                    $    36,207,679
---------------------------------------------------------------------------------------------------
                              Multi-line Insurance -- 0.4%
       5,985,000              AIG, 3.875%, 1/15/35                                  $     5,621,914
       2,335,000              AXA SA, 8.6%, 12/15/30                                      3,210,625
       5,325,000              Liberty Mutual Insurance Co., 7.697%, 10/15/97
                              (Perpetual) (144A)                                          6,536,091
                                                                                    ---------------
                                                                                    $    15,368,630
---------------------------------------------------------------------------------------------------
                              Property & Casualty Insurance -- 0.6%
       9,000,000              CNA Financial Corp., 4.5%, 3/1/26                     $     9,411,660
       1,850,000              Delphi Financial Group, Inc., 7.875%, 1/31/20               2,078,390
       5,573,000       6.50   The Allstate Corp., Floating Rate Note, 5/15/57             6,325,355
       7,990,000              The Hanover Insurance Group, Inc., 4.5%, 4/15/26            8,028,847
                                                                                    ---------------
                                                                                    $    25,844,252
---------------------------------------------------------------------------------------------------
                              Reinsurance -- 4.0%
         450,000       4.18   Acorn Re, Ltd., Floating Rate Note, 7/17/18
                              (Cat Bond) (144A)                                     $       460,305
       1,450,000       6.88   Alamo Re, Ltd., Floating Rate Note, 6/7/17
                              (Cat Bond) (144A)                                           1,467,110
       2,750,000       6.11   Alamo Re, Ltd., Floating Rate Note, 6/7/18
                              (Cat Bond) (144A)                                           2,833,325
         500,000       3.11   Aozora Re, Ltd., Floating Rate Note, 4/7/23
                              (Cat Bond) (144A)                                             504,150
         900,000              Arlington Segregated Account (Artex SAC Ltd.),
                              Variable Rate Notes, 8/31/16 (e)(f)                            43,740
         750,000              Arlington Segregated Account (Artex SAC Ltd.),
                              Variable Rate Notes, 8/31/17 (e)(f)                           785,550
         500,000       4.04   Atlas IX Capital DAC, Floating Rate Note,
                              1/17/19 (Cat Bond) (144A)                                     507,200
       2,000,000              Berwick 2016-1 Segregated Account (Artex SAC
                              Ltd.), Variable Rate Notes, 2/1/18 (e)(f)                   2,262,600
         800,000              Berwick Segregated Account (Artex SAC Ltd.),
                              Variable Rate Note, 1/22/16 (e)(f)                             24,000
       1,200,000      14.11   Blue Halo Re, Ltd., Floating Rate Note, 6/21/19
                              (Cat Bond) (144A)                                           1,243,560
       1,350,000       5.50   Caelus Re IV, Ltd., Floating Rate Note, 3/6/20
                              (Cat Bond) (144A)                                           1,408,320
       2,350,000       7.06   Caelus Re, Ltd., Floating Rate Note, 4/7/17
                              (Cat Bond) (144A)                                           2,377,260

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/16 43

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              Reinsurance -- (continued)
       3,600,000              Carnosutie 2016-N, Segregated Account (Artex
                              SAC Ltd.), Variable Rate Notes, 11/30/20 (e)(f)       $     4,030,920
       3,000,000              Carnoustie Segregated Account (Artex SAC Ltd.),
                              Variable Rate Notes, 2/19/16 (e)(f)                            61,200
       3,750,000       5.01   Citrus Re, Ltd., Floating Rate Note, 4/18/17
                              (Cat Bond) (144A)                                           3,778,125
       2,650,000       4.48   Citrus Re, Ltd., Floating Rate Note, 4/24/17
                              (Cat Bond) (144A)                                           2,665,370
       1,900,000              Denning 2016 Segregated Account (Artex SAC Ltd.),
                              Variable Rate Notes, 7/7/17 (e)(f)                          1,879,670
         840,000              Eden Re II, Ltd., Variable Rate Notes, 3/22/21
                              (144A) (e)(f)                                                 840,000
         925,000              Eden Re II, Ltd., Variable Rate Notes, 4/23/19
                              (144A) (e)(f)                                               1,046,360
       2,475,000              Eden Re II, Variable Rate Notes, 4/23/19 (e)(f)             2,798,730
      20,650,000       7.30   Everglades Re, Ltd., Floating Rate Note, 4/28/17
                              (Cat Bond) (144A)                                          20,959,750
       1,400,000        N/A   Galilei Re, Ltd., Floating Rate Note,
                              1/8/20 (Cat Bond)                                           1,400,000
       1,300,000        N/A   Galilei Re, Ltd., Floating Rate Note,
                              1/8/20 (Cat Bond)                                           1,300,000
       1,300,000        N/A   Galilei Re, Ltd., Floating Rate Note,
                              1/8/20 (Cat Bond) (144A)                                    1,300,000
       1,200,000       7.74   Galileo Re, Ltd., Floating Rate Note, 1/9/17
                              (Cat Bond) (144A)                                           1,199,760
       3,500,000              Gleneagles Segregated Account (Artex SAC Ltd),
                              Variable Rate Notes, 11/30/20 (e)(f)                        4,088,700
       2,800,000       2.42   Golden State Re II, Ltd., Floating Rate Note,
                              1/8/19 (Cat Bond) (144A)                                    2,791,040
       5,100,000              Gullane Segregated Account (Artex SAC Ltd.),
                              Variable Rate Note 11/30/20 (e)(f)                          5,580,930
        700,000        4.06   Kilimanjaro Re, Ltd., Floating Rate Note,
                              11/25/19 (144A) (e)(f)                                        708,330
       3,000,000       6.75   Kilimanjaro Re, Ltd., Floating Rate Note,
                              12/6/19 (144A) (e)(f)                                       3,098,700
       1,500,000       9.25   Kilimanjaro Re, Ltd., Floating Rate Note,
                              12/6/19 (144A) (e)(f)                                       1,560,900
       3,700,000       5.06   Kilimanjaro Re, Ltd., Floating Rate Note,
                              4/30/18 (Cat Bond) (144A)                                   3,780,660
         350,000       4.81   Kilimanjaro Re, Ltd., Floating Rate Note,
                              4/30/18 (Cat Bond) (144A)                                     356,335
       3,600,000              Kingsbarns Segregated Account (Artex SAC Ltd.),
                              Variable Rate Notes, 5/15/17 (e)(f)                         3,504,600
       1,000,000              Lahinch Re, Variable Rate Notes, 5/10/21 (e)(f)                17,800
         600,000              Limestone Re, Ltd., 8/31/21 (Cat Bond) (c)                    600,000
       1,750,000              Limestone Re, Ltd., 8/31/21 (Cat Bond) (c)                  1,750,000
         250,000      10.09   Loma Reinsurance Bermuda, Ltd., Floating Rate
                              Note, 1/8/18 (Cat Bond) (144A)                                256,700

The accompanying notes are an integral part of these financial statements.

44 Pioneer Bond Fund | Semiannual Report | 12/31/16

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              Reinsurance -- (continued)
       4,000,000       3.75   Long Point Re III, Ltd., Floating Rate Note,
                              5/23/18 (Cat Bond) (144A)                             $     4,069,200
       1,300,000              Lorenz Re, Ltd., Variable Rate Notes, 3/31/18 (e)(f)            7,540
       4,050,000              Lorenz Re, Ltd., Variable Rate Notes, 3/31/19 (e)(f)        4,258,980
       2,000,000              Madison Re, Variable Rate Notes, 3/31/19 (e)(f)             2,097,600
       1,000,000       2.25   Merna Re V, Ltd., Floating Rate Note,
                              4/7/17 (Cat Bond) (144A)                                      998,000
       6,350,000       9.10   Mythen Re, Ltd., Series 2012-2 Class A, Floating
                              Rate Note, 1/5/17 (Cat Bond) (144A)                         6,350,000
       3,600,000              Pangaea Re, Series 2015-1, Principal at Risk
                              Notes, 2/1/19 (e)(f)                                          141,120
       4,000,000              Pangaea Re, Series 2015-2, Principal at Risk
                              Notes, 11/30/19 (e)(f)                                        368,000
       3,000,000              Pangaea Re, Series 2016-2, Principal at Risk
                              Notes, 11/30/20 (e)(f)                                      3,323,100
       4,500,000              Pangaea Re., Variable Rate Notes, 2/1/20 (e)(f)             5,080,950
       2,500,000       6.50   Pelican Re, Ltd., Floating Rate Note, 5/15/17
                              (Cat Bond) (144A)                                           2,532,500
       3,200,000       4.81   PennUnion Re, Ltd., Floating Rate Note, 12/7/18
                              (Cat Bond) (144A)                                           3,245,760
       2,000,000              Port Rush Re, Variable Rate Notes, 6/15/17 (e)(f)           1,988,400
       1,000,000              Prestwick Segregated Account (Artex SAC Ltd.),
                              Variable Rate Notes, 7/1/16 (e)(f)                             74,900
       1,900,000       3.67   Queen City Re, Ltd., Floating Rate Note, 1/6/17
                              (Cat Bond) (144A)                                           1,898,290
       2,000,000       6.15   Queen Street XI Re Dac, Floating Rate Note,
                              6/7/19 (Cat Bond) (144A)                                    2,044,400
         600,000       9.75   Residential Reinsurance 2013, Ltd., Floating Rate
                              Note, 6/6/17 (Cat Bond) (144A)                                612,660
       2,500,000       0.00   Residential Reinsurance 2016, Ltd., Floating Rate
                              Note, 12/6/23 (Cat Bond) (144A)                             2,472,000
       3,600,000              Resilience Re, Ltd., Variable Rate Notes, 4/7/17
                              (Cat Bond)                                                  3,588,120
       1,800,000              Resilience Re, Ltd., Variable Rate Notes, 6/12/17
                              (Cat Bond)                                                  1,791,000
       1,799,960       4.50   Resilience Re, Ltd., Variable Rate Note,
                              1/9/17 (Cat Bond)                                           1,799,960
       2,550,000       3.31   Sanders Re, Ltd., Floating Rate Note, 5/25/18
                              (Cat Bond) (144A)                                           2,567,340
       1,250,000       4.21   Sanders Re, Ltd., Floating Rate Note, 5/5/17
                              (Cat Bond) (144A)                                           1,249,625
       1,200,000       3.81   Sanders Re, Ltd., Floating Rate Note, 5/5/17
                              (Cat Bond) (144A)                                           1,198,320
       2,000,000       3.97   Sanders Re, Ltd., Floating Rate Note, 6/7/17
                              (Cat Bond) (144A)                                           2,011,200
       1,100,000              Sector Re V, Ltd., Variable Rate Notes,
                              12/1/21 (144A) (e)(f)                                       1,102,860

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/16 45

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              Reinsurance -- (continued)
       2,400,000              Sector Re V, Ltd., Variable Rate Notes, 3/1/21 (e)(f) $     2,594,880
         400,000              Sector Re V, Ltd., Variable Rate Notes,
                              3/1/21 (144A) (e)(f)                                          447,760
           5,213              Sector Re V, Ltd., Variable Rate Notes,
                              12/1/20 (144A) (e)(f)                                         189,021
           1,711              Sector Re V, Ltd., Variable Rate Notes,
                              3/1/20 (144A) (e)(f)                                            4,458
          12,500              Sector Re V, Ltd., Variable Rate Notes,
                              3/1/20 (144A) (e)(f)                                          265,288
       2,000,000              Shenandoah 2017-1 Segregated Account (Artex
                              SAC Ltd.), Variable Rate Notes, 7/7/17 (e)(f)               1,940,800
       2,000,000              Silverton Re, Ltd., Variable Rate Notes,
                              9/18/19 (144A) (e)(f)                                       2,000,000
       1,000,000              Silverton Re, Ltd., Variable Rate Notes,
                              9/18/17 (144A) (e)(f)                                          24,700
       1,700,000              Silverton Re, Ltd., Variable Rate Notes,
                              9/18/18 (144A) (e)(f)                                       1,943,440
       1,300,000              St. Andrews Segregated Account (Artex SAC Ltd.),
                              Variable Rate Notes, 1/22/16 (e)(f)                            25,610
       2,000,000              St. Andrews Segregated Account (Artex SAC Ltd.),
                              Variance Rate Notes, 2/1/18 (e)(f)                          2,331,200
         500,000       5.10   Ursa Re, Ltd., Floating Rate Note, 9/21/18
                              (Cat Bond) (144A)                                             509,500
       3,500,000       N/A    Ursa Re, Ltd., Floating Rate Note, 12/10/19
                              (Cat Bond) (144A)                                           3,502,100
       4,000,000              Versutus 2016, Class A-1, Variable Rate Notes,
                              11/30/20 (e)(f)                                             4,393,200
       2,500,000              Versutus Ltd., Series 2015-A, Variable Rate
                              Notes, 12/31/2017 (e)(f)                                       64,000
         500,000       2.92   Vitality Re IV, Ltd., Floating Rate Note, 1/9/17
                              (Cat Bond) (144A)                                             499,600
       1,750,000       2.01   Vitality Re V, Ltd., Floating Rate Note, 1/7/19
                              (Cat Bond) (144A)                                           1,735,825
       2,900,000       2.47   Vitality Re VII, Ltd., Floating Rate Note, 1/7/20
                              (Cat Bond) (144A)                                           2,901,160
       1,000,000       2.76   Vitality Re VII, Ltd., Floating Rate Note, 1/7/20
                              (Cat Bond) (144A)                                           1,012,800
                                                                                    ---------------
                                                                                    $   168,528,867
                                                                                    ---------------
                              Total Insurance                                       $   251,389,302
---------------------------------------------------------------------------------------------------
                              REAL ESTATE -- 1.4%
                              Diversified REIT -- 0.6%
       1,475,000              DCT Industrial Operating Partnership LP,
                              4.5%, 10/15/23                                        $     1,497,172
       2,175,000              Duke Realty LP, 3.625%, 4/15/23                             2,209,315
       7,560,000              Duke Realty LP, 3.75%, 12/1/24                              7,658,703
       9,500,000              Essex Portfolio LP, 3.5%, 4/1/25                            9,356,588
       3,985,000              Ventas Realty LP, 3.125%, 6/15/23                           3,911,931
                                                                                    ---------------
                                                                                    $    24,633,709
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

46 Pioneer Bond Fund | Semiannual Report | 12/31/16

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              Office REIT -- 0.3%
       2,681,000              Alexandria Real Estate Equities, Inc., 2.75%, 1/15/20 $     2,674,812
       1,093,000              Alexandria Real Estate Equities, Inc., 3.9%, 6/15/23        1,109,635
       1,350,000              Alexandria Real Estate Equities, Inc., 3.95%, 1/15/27       1,344,030
       3,415,000              Alexandria Real Estate Equities, Inc., 4.6%, 4/1/22         3,612,838
       2,032,000              Highwoods Realty LP, 3.2%, 6/15/21                          2,039,516
       3,390,000              Highwoods Realty LP, 3.625%, 1/15/23                        3,352,195
                                                                                    ---------------
                                                                                    $    14,133,026
---------------------------------------------------------------------------------------------------
                              Health Care REIT -- 0.3%
       4,905,000              Healthcare Realty Trust, Inc., 3.875%, 5/1/25         $     4,836,536
         605,000              Healthcare Realty Trust, Inc., 5.75%, 1/15/21                 664,928
       6,805,000              Healthcare Trust of America Holdings LP,
                              3.5%, 8/1/26                                                6,503,069
                                                                                    ---------------
                                                                                    $    12,004,533
---------------------------------------------------------------------------------------------------
                              Residential REIT -- 0.2%
       9,260,000              UDR, Inc., 4.0%, 10/1/25                              $     9,478,471
                                                                                    ---------------
                              Total Real Estate                                     $    60,249,739
---------------------------------------------------------------------------------------------------
                              SOFTWARE & SERVICES -- 0.8%
                              Data Processing & Outsourced Services -- 0.2%
       3,000,000              Cardtronics, Inc., 5.125%, 8/1/22                     $     3,022,500
       4,550,000              Visa, Inc., 2.2%, 12/14/20                                  4,564,146
                                                                                    ---------------
                                                                                    $     7,586,646
---------------------------------------------------------------------------------------------------
                              Application Software -- 0.2%
       8,560,000              Adobe Systems, Inc., 3.25%, 2/1/25                    $     8,564,160
---------------------------------------------------------------------------------------------------
                              Systems Software -- 0.4%
       5,225,000              Microsoft Corp., 2.0%, 8/8/23                         $     4,994,071
      10,600,000              Oracle Corp., 2.5%, 5/15/22                                10,526,383
                                                                                    ---------------
                                                                                    $    15,520,454
                                                                                    ---------------
                              Total Software & Services                             $    31,671,260
---------------------------------------------------------------------------------------------------
                              TECHNOLOGY HARDWARE & EQUIPMENT -- 0.6%
                              Communications Equipment -- 0.1%
       3,840,000              Brocade Communications Systems, Inc.,
                              4.625%, 1/15/23                                       $     3,801,600
---------------------------------------------------------------------------------------------------
                              Computer Hardware Storage & Peripherals -- 0.2%
       4,600,000              NCR Corp., 4.625%, 2/15/21                            $     4,682,800
       1,425,000              NCR Corp., 6.375%, 12/15/23                                 1,531,875
                                                                                    ---------------
                                                                                    $     6,214,675
---------------------------------------------------------------------------------------------------
                              Electronic Components -- 0.2%
       8,412,000              Amphenol Corp., 3.125%, 9/15/21                       $     8,542,150
---------------------------------------------------------------------------------------------------
                              Electronic Manufacturing Services -- 0.1%
       5,780,000              Flex, Ltd., 4.75%, 6/15/25                            $     6,115,361
                                                                                    ---------------
                              Total Technology Hardware & Equipment                 $    24,673,786
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/16 47

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              SEMICONDUCTORS & SEMICONDUCTOR
                              EQUIPMENT -- 0.3%
                              Semiconductors -- 0.3%
      11,075,000              Intel Corp., 4.8%, 10/1/41                            $    12,191,659
                                                                                    ---------------
                              Total Semiconductors & Semiconductor Equipment        $    12,191,659
---------------------------------------------------------------------------------------------------
                              TELECOMMUNICATION SERVICES -- 1.4%
                              Integrated Telecommunication Services -- 1.1%
       6,200,000              AT&T, Inc., 3.8%, 3/15/22                             $     6,355,862
       9,690,000              AT&T, Inc., 3.95%, 1/15/25                                  9,706,783
       2,250,000              AT&T, Inc., 4.75%, 5/15/46                                  2,131,693
       1,445,000              Frontier Communications Corp., 10.5%, 9/15/22               1,519,128
       4,300,000              Frontier Communications Corp., 7.125%, 1/15/23              3,891,500
         130,000              Frontier Communications Corp., 8.875%, 9/15/20                138,450
       4,800,000              GTP Acquisition Partners I LLC, 2.35%,
                              6/15/45 (144A)                                              4,677,792
       2,750,000              Telefonica Emisiones SAU, 6.221%, 7/3/17                    2,811,716
       1,500,000              Unison Ground Lease Funding LLC, 2.981%,
                              3/16/43 (144A)                                              1,467,568
       5,100,000              Verizon Communications, Inc., 5.15%, 9/15/23                5,639,289
       7,254,000              Verizon Communications, Inc., 6.55%, 9/15/43                9,060,079
                                                                                    ---------------
                                                                                    $    47,399,860
---------------------------------------------------------------------------------------------------
                              Wireless Telecommunication Services -- 0.3%
       2,200,000              Crown Castle Towers LLC, 4.883%, 8/15/20 (144A)       $     2,342,716
       1,625,000              Crown Castle Towers LLC, 6.113%, 1/15/20 (144A)             1,760,624
       3,100,000              SBA Tower Trust, 2.877%, 7/15/21 (144A)                     3,073,588
       3,585,000              T-Mobile USA, Inc., 6.0%, 4/15/24                           3,777,694
                                                                                    ---------------
                                                                                    $    10,954,622
                                                                                    ---------------
                              Total Telecommunication Services                      $    58,354,482
---------------------------------------------------------------------------------------------------
                              UTILITIES -- 2.6%
                              Electric Utilities -- 1.9%
         980,000              Commonwealth Edison Co., 6.15%, 9/15/17               $     1,012,207
       4,250,000              Electricite de France SA, 6.0%, 1/22/14 (144A)              4,123,388
       2,150,000       5.25   Electricite de France SA, Floating Rate Note
                              (Perpetual) (144A)                                          2,021,000
       3,365,000              Enel Finance International NV, 5.125%,
                              10/7/19 (144A)                                              3,597,098
       2,320,000       8.13   Enel S.p.A., Floating Rate Note, 9/24/73 (144A)             2,639,000
       4,570,000              Exelon Corp., 2.85%, 6/15/20                                4,618,785
         507,799              FPL Energy American Wind LLC, 6.639%,
                              6/20/23 (144A)                                                520,494
       4,655,000              Iberdrola International BV, 6.75%, 7/15/36                  5,693,400
       2,725,000              Indiana Michigan Power Co., 4.55%, 3/15/46                  2,826,294
       5,450,000              Israel Electric Corp., Ltd., 5.0%, 11/12/24                 5,671,106
       1,925,000              Israel Electric Corp., Ltd., 7.25%, 1/15/19 (144A)          2,078,792

The accompanying notes are an integral part of these financial statements.

48 Pioneer Bond Fund | Semiannual Report | 12/31/16

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              Electric Utilities -- (continued)
         610,000              Israel Electric Corp., Ltd., 9.375%, 1/28/20 (144A)   $       721,356
         910,000              Nevada Power Co., 6.5%, 8/1/18                                978,516
       6,536,000              NextEra Energy Capital Holdings, Inc., 2.3%, 4/1/19         6,585,752
         368,865              OrCal Geothermal, Inc., 6.21%, 12/30/20 (144A)                363,332
       8,540,000              PPL Capital Funding, Inc., 3.1%, 5/15/26                    8,170,030
       2,690,000              Public Service Co. of New Mexico, 7.95%, 5/15/18            2,903,995
       4,871,380              Southern California Edison Co., 1.845%, 2/1/22              4,792,094
       5,720,000       6.25   Southern California Edison Co., Floating
                              Rate Note (Perpetual)                                       6,342,050
      10,800,000              Southwestern Electric Power Co., 3.9%, 4/1/45              10,059,606
       5,251,000              Talen Energy Supply LLC, 6.5%, 6/1/25                       4,056,398
                                                                                    ---------------
                                                                                    $    79,774,693
---------------------------------------------------------------------------------------------------
                              Gas Utilities -- 0.2%
       2,215,000              AmeriGas Partners LP, 5.5%, 5/20/25                   $     2,237,150
       2,125,000              DCP Midstream Operating LP, 5.6%, 4/1/44                    1,939,062
       2,113,073              Nakilat, Inc., 6.267%, 12/31/33 (144A)                      2,430,034
                                                                                    ---------------
                                                                                    $     6,606,246
---------------------------------------------------------------------------------------------------
                              Multi-Utilities -- 0.4%
       8,385,000              Consolidated Edison Co. of New York, Inc.,
                              4.625%, 12/1/54                                       $     8,796,385
       5,055,000              New York State Electric & Gas Corp., 6.15%,
                              12/15/17 (144A)                                             5,251,377
         163,937              Ormat Funding Corp., 8.25%, 12/30/20                          162,297
       2,632,143              San Diego Gas & Electric Co., 1.914%, 2/1/22                2,599,799
                                                                                    ---------------
                                                                                    $    16,809,858
---------------------------------------------------------------------------------------------------
                              Independent Power Producers & Energy
                              Traders -- 0.1%
         496,003              Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)          $       541,176
       1,106,934              Kiowa Power Partners LLC, 5.737%, 3/30/21 (144A)            1,159,793
       3,295,000              NRG Energy, Inc., 6.625%, 3/15/23                           3,303,238
         750,000              NRG Energy, Inc., 7.25%, 5/15/26 (144A)                       746,250
         182,000              NRG Energy, Inc., 7.875%, 5/15/21                             189,735
                                                                                    ---------------
                                                                                    $     5,940,192
                                                                                    ---------------
                              Total Utilities                                       $   109,130,989
---------------------------------------------------------------------------------------------------
                              TOTAL CORPORATE BONDS
                              (Cost $1,489,743,266)                                 $ 1,508,317,783
---------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- 37.3%
         293,894              Fannie Mae, 2.5%, 12/1/42                             $       281,112
       2,955,434              Fannie Mae, 2.5%, 2/1/43                                    2,826,861
       2,735,282              Fannie Mae, 2.5%, 7/1/30                                    2,743,495
       1,642,420              Fannie Mae, 2.5%, 7/1/30                                    1,646,909

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/16 49

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
       1,605,603              Fannie Mae, 2.5%, 7/1/30                              $     1,610,427
       9,860,000              Fannie Mae, 3.0%, 1/18/17 (TBA)                             9,795,060
       3,900,000              Fannie Mae, 3.0%, 1/23/17 (TBA)                             4,002,070
       3,532,641              Fannie Mae, 3.0%, 10/1/30                                   3,631,051
       9,852,140              Fannie Mae, 3.0%, 10/1/46                                   9,798,092
       9,996,929              Fannie Mae, 3.0%, 11/1/46                                   9,942,086
       1,558,382              Fannie Mae, 3.0%, 12/1/42                                   1,557,939
       2,826,759              Fannie Mae, 3.0%, 2/1/43                                    2,825,953
       1,129,114              Fannie Mae, 3.0%, 3/1/45                                    1,123,498
       8,809,102              Fannie Mae, 3.0%, 5/1/30                                    9,047,627
       8,063,308              Fannie Mae, 3.0%, 5/1/31                                    8,298,888
      10,904,051              Fannie Mae, 3.0%, 5/1/43                                   10,900,933
         784,302              Fannie Mae, 3.0%, 5/1/43                                      784,078
       1,144,752              Fannie Mae, 3.0%, 5/1/46                                    1,140,523
         713,547              Fannie Mae, 3.0%, 5/1/46                                      712,238
       7,881,598              Fannie Mae, 3.0%, 6/1/45                                    7,856,353
       2,507,740              Fannie Mae, 3.0%, 7/1/30                                    2,575,643
         759,242              Fannie Mae, 3.0%, 7/1/43                                      759,026
      19,003,330              Fannie Mae, 3.0%, 8/1/42                                   18,997,922
       1,817,476              Fannie Mae, 3.0%, 8/1/43                                    1,816,959
       4,414,211              Fannie Mae, 3.0%, 9/1/28                                    4,540,916
       5,255,862              Fannie Mae, 3.0%, 9/1/42                                    5,254,366
       5,117,912              Fannie Mae, 3.0%, 9/1/43                                    5,116,454
       5,263,149              Fannie Mae, 3.0%, 9/1/46                                    5,234,276
       8,611,349              Fannie Mae, 3.5%, 1/1/46                                    8,832,880
       6,993,450              Fannie Mae, 3.5%, 1/1/46                                    7,173,353
     136,205,000              Fannie Mae, 3.5%, 1/18/17 (TBA)                           139,599,487
         663,188              Fannie Mae, 3.5%, 10/1/41                                     684,057
       1,861,178              Fannie Mae, 3.5%, 10/1/45                                   1,911,170
       1,119,784              Fannie Mae, 3.5%, 10/1/46                                   1,149,138
         622,544              Fannie Mae, 3.5%, 10/1/46                                     639,440
       1,345,138              Fannie Mae, 3.5%, 11/1/40                                   1,387,127
         285,879              Fannie Mae, 3.5%, 11/1/42                                     294,703
      14,103,225              Fannie Mae, 3.5%, 11/1/45                                  14,554,201
       1,238,221              Fannie Mae, 3.5%, 11/1/46                                   1,270,681
       1,348,136              Fannie Mae, 3.5%, 12/1/26                                   1,406,736
         672,208              Fannie Mae, 3.5%, 12/1/42                                     693,357
         635,283              Fannie Mae, 3.5%, 12/1/42                                     655,243
       5,695,060              Fannie Mae, 3.5%, 12/1/45                                   5,841,818
       3,227,285              Fannie Mae, 3.5%, 12/1/45                                   3,310,188
       2,832,030              Fannie Mae, 3.5%, 12/1/45                                   2,904,957
       2,533,087              Fannie Mae, 3.5%, 2/1/29                                    2,639,742

The accompanying notes are an integral part of these financial statements.

50 Pioneer Bond Fund | Semiannual Report | 12/31/16

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
       6,521,321              Fannie Mae, 3.5%, 2/1/44                              $     6,717,527
       6,103,909              Fannie Mae, 3.5%, 2/1/46                                    6,260,950
       3,654,115              Fannie Mae, 3.5%, 2/1/46                                    3,747,893
       2,316,190              Fannie Mae, 3.5%, 3/1/46                                    2,376,051
         964,428              Fannie Mae, 3.5%, 4/1/26                                    1,006,050
       8,232,844              Fannie Mae, 3.5%, 4/1/45                                    8,444,348
       4,921,748              Fannie Mae, 3.5%, 4/1/46                                    5,048,179
       2,996,114              Fannie Mae, 3.5%, 5/1/46                                    3,082,899
       3,284,521              Fannie Mae, 3.5%, 6/1/28                                    3,427,213
       3,393,356              Fannie Mae, 3.5%, 7/1/42                                    3,499,448
       3,878,673              Fannie Mae, 3.5%, 7/1/45                                    3,978,383
      12,975,660              Fannie Mae, 3.5%, 7/1/46                                   13,311,790
       3,675,851              Fannie Mae, 3.5%, 8/1/42                                    3,790,210
       9,424,082              Fannie Mae, 3.5%, 8/1/45                                    9,728,849
       3,304,123              Fannie Mae, 3.5%, 8/1/45                                    3,389,006
       2,284,161              Fannie Mae, 3.5%, 8/1/45                                    2,342,703
       9,409,281              Fannie Mae, 3.5%, 8/1/46                                    9,653,020
         548,111              Fannie Mae, 3.5%, 9/1/26                                      572,702
       3,506,257              Fannie Mae, 3.5%, 9/1/44                                    3,598,636
       9,288,903              Fannie Mae, 3.5%, 9/1/45                                    9,528,709
       5,938,556              Fannie Mae, 3.5%, 9/1/45                                    6,090,739
       9,712,458              Fannie Mae, 3.5%, 9/1/46                                    9,964,053
       1,208,282              Fannie Mae, 3.763%, 12/1/20                                 1,275,285
       3,802,199              Fannie Mae, 4.0%, 1/1/42                                    3,999,973
         470,611              Fannie Mae, 4.0%, 1/1/42                                      495,435
         150,493              Fannie Mae, 4.0%, 1/1/44                                      158,190
         533,994              Fannie Mae, 4.0%, 1/1/45                                      561,568
         229,059              Fannie Mae, 4.0%, 1/1/45                                      240,891
         110,488              Fannie Mae, 4.0%, 1/1/45                                      116,199
       3,060,871              Fannie Mae, 4.0%, 1/1/46                                    3,220,504
      41,570,000              Fannie Mae, 4.0%, 1/18/17 (TBA)                            43,702,898
       1,883,065              Fannie Mae, 4.0%, 10/1/41                                   1,987,186
       6,348,617              Fannie Mae, 4.0%, 10/1/45                                   6,679,197
       5,868,504              Fannie Mae, 4.0%, 10/1/45                                   6,174,041
       3,779,600              Fannie Mae, 4.0%, 10/1/45                                   3,976,460
       6,919,703              Fannie Mae, 4.0%, 11/1/44                                   7,276,095
         333,156              Fannie Mae, 4.0%, 11/1/44                                     350,370
         170,368              Fannie Mae, 4.0%, 11/1/44                                     179,142
         118,193              Fannie Mae, 4.0%, 11/1/44                                     124,319
       4,851,455              Fannie Mae, 4.0%, 11/1/45                                   5,104,380
         118,690              Fannie Mae, 4.0%, 11/1/45                                     124,842
       1,466,822              Fannie Mae, 4.0%, 12/1/40                                   1,559,511

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/16 51

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
       1,490,133              Fannie Mae, 4.0%, 12/1/41                             $     1,573,623
       4,990,406              Fannie Mae, 4.0%, 12/1/43                                   5,283,845
         562,175              Fannie Mae, 4.0%, 12/1/44                                     591,273
          66,927              Fannie Mae, 4.0%, 12/1/44                                      70,383
       7,510,306              Fannie Mae, 4.0%, 2/1/42                                    7,914,222
       3,023,052              Fannie Mae, 4.0%, 2/1/42                                    3,189,901
       7,060,313              Fannie Mae, 4.0%, 2/1/44                                    7,422,734
         526,674              Fannie Mae, 4.0%, 2/1/45                                      553,810
         252,870              Fannie Mae, 4.0%, 2/1/45                                      266,023
          54,107              Fannie Mae, 4.0%, 2/1/45                                       56,905
       7,677,057              Fannie Mae, 4.0%, 2/1/46                                    8,091,945
       1,400,795              Fannie Mae, 4.0%, 3/1/42                                    1,480,436
         384,436              Fannie Mae, 4.0%, 4/1/25                                      406,127
       3,286,710              Fannie Mae, 4.0%, 4/1/39                                    3,469,219
       1,305,147              Fannie Mae, 4.0%, 4/1/41                                    1,378,334
         904,419              Fannie Mae, 4.0%, 4/1/41                                      957,379
       3,130,225              Fannie Mae, 4.0%, 4/1/42                                    3,305,620
         730,544              Fannie Mae, 4.0%, 4/1/42                                      771,012
         359,059              Fannie Mae, 4.0%, 4/1/42                                      377,657
       1,905,295              Fannie Mae, 4.0%, 4/1/46                                    2,004,912
       1,044,988              Fannie Mae, 4.0%, 5/1/41                                    1,103,290
       7,608,221              Fannie Mae, 4.0%, 5/1/46                                    8,005,491
         534,180              Fannie Mae, 4.0%, 6/1/42                                      562,114
         173,399              Fannie Mae, 4.0%, 6/1/42                                      182,749
         158,447              Fannie Mae, 4.0%, 6/1/44                                      166,593
         110,975              Fannie Mae, 4.0%, 6/1/44                                      116,662
       7,362,409              Fannie Mae, 4.0%, 6/1/46                                    7,747,358
           9,029              Fannie Mae, 4.0%, 7/1/18                                        9,290
       4,280,388              Fannie Mae, 4.0%, 7/1/42                                    4,531,591
         231,763              Fannie Mae, 4.0%, 7/1/42                                      244,617
       6,783,244              Fannie Mae, 4.0%, 7/1/44                                    7,132,098
         412,763              Fannie Mae, 4.0%, 7/1/44                                      434,086
       7,525,984              Fannie Mae, 4.0%, 7/1/46                                    7,919,887
       9,735,214              Fannie Mae, 4.0%, 8/1/42                                   10,282,677
       5,501,646              Fannie Mae, 4.0%, 8/1/44                                    5,786,526
       1,758,564              Fannie Mae, 4.0%, 8/1/44                                    1,849,217
         306,242              Fannie Mae, 4.0%, 8/1/44                                      322,069
         302,932              Fannie Mae, 4.0%, 8/1/44                                      318,517
       3,904,239              Fannie Mae, 4.0%, 8/1/45                                    4,125,413
       7,662,378              Fannie Mae, 4.0%, 8/1/46                                    8,063,422
       7,389,551              Fannie Mae, 4.0%, 8/1/46                                    7,776,411
          36,592              Fannie Mae, 4.0%, 9/1/20                                       37,696

The accompanying notes are an integral part of these financial statements.

52 Pioneer Bond Fund | Semiannual Report | 12/31/16

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
       7,208,586              Fannie Mae, 4.0%, 9/1/43                              $     7,577,263
       8,694,095              Fannie Mae, 4.0%, 9/1/44                                    9,171,406
         526,366              Fannie Mae, 4.0%, 9/1/44                                      553,451
         486,875              Fannie Mae, 4.0%, 9/1/44                                      512,030
          52,017              Fannie Mae, 4.0%, 9/1/44                                       54,697
       6,476,233              Fannie Mae, 4.5%, 1/1/42                                    6,982,153
       4,844,212              Fannie Mae, 4.5%, 1/1/42                                    5,213,534
       7,076,073              Fannie Mae, 4.5%, 1/1/44                                    7,610,660
         228,636              Fannie Mae, 4.5%, 10/1/35                                     246,890
         121,637              Fannie Mae, 4.5%, 10/1/35                                     130,827
         217,405              Fannie Mae, 4.5%, 11/1/20                                     225,961
          15,740              Fannie Mae, 4.5%, 11/1/20                                      16,251
       2,164,044              Fannie Mae, 4.5%, 11/1/40                                   2,332,064
         214,032              Fannie Mae, 4.5%, 12/1/40                                     231,453
       9,500,490              Fannie Mae, 4.5%, 12/1/43                                  10,218,238
       7,094,399              Fannie Mae, 4.5%, 12/1/43                                   7,630,370
       3,880,811              Fannie Mae, 4.5%, 12/1/43                                   4,209,555
         805,846              Fannie Mae, 4.5%, 2/1/41                                      869,460
         291,219              Fannie Mae, 4.5%, 2/1/44                                      313,220
       1,929,239              Fannie Mae, 4.5%, 4/1/41                                    2,079,958
       3,537,432              Fannie Mae, 4.5%, 5/1/41                                    3,813,593
       2,719,716              Fannie Mae, 4.5%, 5/1/41                                    2,930,454
          99,504              Fannie Mae, 4.5%, 5/1/41                                      107,116
       1,484,782              Fannie Mae, 4.5%, 7/1/41                                    1,600,665
       1,442,141              Fannie Mae, 4.5%, 7/1/41                                    1,555,652
       1,370,931              Fannie Mae, 4.5%, 7/1/41                                    1,475,807
       1,069,351              Fannie Mae, 4.5%, 8/1/40                                    1,154,734
         599,155              Fannie Mae, 4.5%, 8/1/40                                      645,878
         126,768              Fannie Mae, 5.0%, 1/1/20                                      129,735
          53,357              Fannie Mae, 5.0%, 1/1/20                                       55,208
         209,399              Fannie Mae, 5.0%, 10/1/20                                     217,959
         219,362              Fannie Mae, 5.0%, 10/1/34                                     235,704
          24,377              Fannie Mae, 5.0%, 2/1/20                                       24,948
         167,870              Fannie Mae, 5.0%, 2/1/22                                      179,192
          10,846              Fannie Mae, 5.0%, 2/1/22                                       11,100
         940,418              Fannie Mae, 5.0%, 2/1/39                                    1,031,588
       3,365,647              Fannie Mae, 5.0%, 2/1/41                                    3,674,567
      13,965,399              Fannie Mae, 5.0%, 2/1/45                                   15,267,119
          80,438              Fannie Mae, 5.0%, 3/1/23                                       85,706
         352,960              Fannie Mae, 5.0%, 5/1/23                                      376,867
         774,269              Fannie Mae, 5.0%, 6/1/40                                      845,498
         707,281              Fannie Mae, 5.0%, 6/1/40                                      773,252

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/16 53

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
         158,796              Fannie Mae, 5.0%, 7/1/34                              $       169,809
       1,087,893              Fannie Mae, 5.0%, 7/1/40                                    1,188,003
         798,077              Fannie Mae, 5.0%, 7/1/40                                      871,493
         552,537              Fannie Mae, 5.0%, 7/1/40                                      603,231
          33,366              Fannie Mae, 5.0%, 8/1/18                                       34,147
          33,371              Fannie Mae, 5.5%, 12/1/17                                      33,727
         360,043              Fannie Mae, 5.5%, 3/1/36                                      403,148
         161,687              Fannie Mae, 5.5%, 5/1/36                                      180,685
          24,067              Fannie Mae, 5.5%, 6/1/33                                       26,730
         201,076              Fannie Mae, 5.5%, 6/1/36                                      224,379
          97,544              Fannie Mae, 5.5%, 7/1/33                                      109,363
         664,100              Fannie Mae, 5.5%, 7/1/34                                      744,862
         141,629              Fannie Mae, 5.5%, 9/1/19                                      146,248
          56,305              Fannie Mae, 5.72%, 11/1/28                                     58,188
          38,444              Fannie Mae, 5.72%, 6/1/29                                      38,815
          27,414              Fannie Mae, 5.9%, 11/1/27                                      27,567
          82,247              Fannie Mae, 5.9%, 4/1/28                                       86,164
           4,224              Fannie Mae, 6.0%, 1/1/32                                        4,839
          56,467              Fannie Mae, 6.0%, 10/1/32                                      64,774
          14,443              Fannie Mae, 6.0%, 10/1/34                                      16,457
          87,213              Fannie Mae, 6.0%, 10/1/35                                      98,749
          30,396              Fannie Mae, 6.0%, 11/1/33                                      34,791
         251,746              Fannie Mae, 6.0%, 11/1/34                                     286,940
          11,922              Fannie Mae, 6.0%, 11/1/34                                      13,640
         200,109              Fannie Mae, 6.0%, 12/1/35                                     226,901
          29,750              Fannie Mae, 6.0%, 12/1/37                                      33,685
          16,962              Fannie Mae, 6.0%, 2/1/32                                       19,202
           8,643              Fannie Mae, 6.0%, 2/1/33                                        9,780
          10,199              Fannie Mae, 6.0%, 2/1/35                                       11,643
           4,549              Fannie Mae, 6.0%, 2/1/35                                        5,195
           6,478              Fannie Mae, 6.0%, 3/1/32                                        7,415
          81,789              Fannie Mae, 6.0%, 3/1/33                                       93,748
          91,128              Fannie Mae, 6.0%, 4/1/33                                      103,784
         197,307              Fannie Mae, 6.0%, 4/1/35                                      226,086
          32,272              Fannie Mae, 6.0%, 5/1/35                                       36,518
         339,595              Fannie Mae, 6.0%, 6/1/38                                      389,297
         340,046              Fannie Mae, 6.0%, 7/1/33                                      386,171
         188,405              Fannie Mae, 6.0%, 7/1/33                                      215,795
          60,948              Fannie Mae, 6.0%, 7/1/38                                       69,008
           3,993              Fannie Mae, 6.0%, 8/1/32                                        4,572
         138,925              Fannie Mae, 6.0%, 8/1/34                                      159,597

The accompanying notes  are an integral part of these financial statements.

54 Pioneer Bond Fund | Semiannual Report | 12/31/16

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
           1,045              Fannie Mae, 6.0%, 9/1/29                              $         1,195
             498              Fannie Mae, 6.0%, 9/1/32                                          570
          93,557              Fannie Mae, 6.0%, 9/1/34                                      106,193
          43,547              Fannie Mae, 6.0%, 9/1/34                                       49,757
          28,720              Fannie Mae, 6.0%, 9/1/34                                       32,772
           9,207              Fannie Mae, 6.0%, 9/1/34                                       10,500
           2,557              Fannie Mae, 6.5%, 1/1/31                                        2,892
           8,158              Fannie Mae, 6.5%, 10/1/31                                       9,230
          71,512              Fannie Mae, 6.5%, 10/1/32                                      80,906
         136,622              Fannie Mae, 6.5%, 11/1/37                                     156,347
          37,161              Fannie Mae, 6.5%, 11/1/47                                      40,932
         128,807              Fannie Mae, 6.5%, 12/1/31                                     145,728
           4,738              Fannie Mae, 6.5%, 2/1/32                                        5,360
          60,255              Fannie Mae, 6.5%, 3/1/32                                       68,170
           2,049              Fannie Mae, 6.5%, 4/1/31                                        2,319
           5,008              Fannie Mae, 6.5%, 5/1/31                                        5,666
          71,142              Fannie Mae, 6.5%, 6/1/31                                       80,488
           7,922              Fannie Mae, 6.5%, 7/1/29                                        8,963
         104,660              Fannie Mae, 6.5%, 7/1/32                                      118,409
          29,231              Fannie Mae, 6.5%, 7/1/34                                       33,071
           8,815              Fannie Mae, 6.5%, 8/1/31                                        9,973
           7,877              Fannie Mae, 6.5%, 9/1/31                                        8,912
           3,947              Fannie Mae, 6.5%, 9/1/31                                        4,465
          18,871              Fannie Mae, 7.0%, 1/1/32                                       22,305
           7,029              Fannie Mae, 7.0%, 12/1/30                                       7,864
             706              Fannie Mae, 7.0%, 12/1/30                                         747
          24,691              Fannie Mae, 7.0%, 12/1/31                                      26,238
           8,516              Fannie Mae, 7.0%, 4/1/31                                       10,055
           9,937              Fannie Mae, 7.0%, 9/1/31                                       11,686
         389,601              Federal Home Loan Mortgage Corp., 2.5%, 1/1/30                391,110
         229,452              Federal Home Loan Mortgage Corp., 2.5%, 4/1/30                230,335
      19,815,000              Federal Home Loan Mortgage Corp., 3.0%,
                              1/18/17 (TBA)                                              19,675,788
       3,474,417              Federal Home Loan Mortgage Corp., 3.0%, 10/1/29             3,568,644
       1,463,438              Federal Home Loan Mortgage Corp., 3.0%, 11/1/30             1,504,376
       7,830,432              Federal Home Loan Mortgage Corp., 3.0%, 11/1/42             7,827,242
       2,258,467              Federal Home Loan Mortgage Corp., 3.0%, 2/1/43              2,257,547
       2,623,940              Federal Home Loan Mortgage Corp., 3.0%, 5/1/43              2,620,703
       1,961,252              Federal Home Loan Mortgage Corp., 3.0%, 5/1/45              1,950,428
       5,552,956              Federal Home Loan Mortgage Corp., 3.0%, 6/1/46              5,523,148
       3,515,918              Federal Home Loan Mortgage Corp., 3.0%, 8/1/29              3,616,507
       1,442,492              Federal Home Loan Mortgage Corp., 3.0%, 8/1/45              1,433,918

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/16 55

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
       1,111,220              Federal Home Loan Mortgage Corp., 3.0%, 9/1/42        $     1,110,767
       4,386,443              Federal Home Loan Mortgage Corp., 3.0%, 9/1/46              4,360,176
       2,903,440              Federal Home Loan Mortgage Corp., 3.5%, 10/1/44             2,976,653
       8,762,396              Federal Home Loan Mortgage Corp., 3.5%, 10/1/45             8,978,878
       3,286,774              Federal Home Loan Mortgage Corp., 3.5%, 10/1/45             3,378,325
       1,848,598              Federal Home Loan Mortgage Corp., 3.5%, 11/1/28             1,943,761
         146,659              Federal Home Loan Mortgage Corp., 3.5%, 11/1/44               150,276
       8,951,938              Federal Home Loan Mortgage Corp., 3.5%, 11/1/45             9,184,353
       7,771,283              Federal Home Loan Mortgage Corp., 3.5%, 12/1/44             7,963,032
         349,140              Federal Home Loan Mortgage Corp., 3.5%, 3/1/26                364,697
       3,751,479              Federal Home Loan Mortgage Corp., 3.5%, 3/1/45              3,844,249
       4,587,016              Federal Home Loan Mortgage Corp., 3.5%, 3/1/46              4,700,957
       1,904,673              Federal Home Loan Mortgage Corp., 3.5%, 4/1/42              1,961,521
         932,629              Federal Home Loan Mortgage Corp., 3.5%, 4/1/45                955,696
       7,531,825              Federal Home Loan Mortgage Corp., 3.5%, 5/1/46              7,721,356
       8,339,350              Federal Home Loan Mortgage Corp., 3.5%, 7/1/44              8,544,866
         249,985              Federal Home Loan Mortgage Corp., 3.5%, 7/1/45                257,080
       3,288,775              Federal Home Loan Mortgage Corp., 3.5%, 8/1/43              3,385,860
         950,811              Federal Home Loan Mortgage Corp., 3.5%, 8/1/44                975,156
      11,265,503              Federal Home Loan Mortgage Corp., 3.5%, 8/1/46             11,572,923
         701,986              Federal Home Loan Mortgage Corp., 3.5%, 9/1/44                721,816
       2,078,887              Federal Home Loan Mortgage Corp., 4.0%, 1/1/44              2,183,697
         316,699              Federal Home Loan Mortgage Corp., 4.0%, 10/1/46               333,318
      11,356,835              Federal Home Loan Mortgage Corp., 4.0%, 11/1/41            12,073,825
         127,245              Federal Home Loan Mortgage Corp., 4.0%, 11/1/42               133,760
       1,902,177              Federal Home Loan Mortgage Corp., 4.0%, 12/1/44             1,998,837
       6,580,308              Federal Home Loan Mortgage Corp., 4.0%, 12/1/45             6,915,718
         618,586              Federal Home Loan Mortgage Corp., 4.0%, 2/1/44                653,562
       6,790,847              Federal Home Loan Mortgage Corp., 4.0%, 3/1/46              7,137,387
       1,768,949              Federal Home Loan Mortgage Corp., 4.0%, 4/1/45              1,858,894
       6,130,234              Federal Home Loan Mortgage Corp., 4.0%, 5/1/44              6,438,353
         608,503              Federal Home Loan Mortgage Corp., 4.0%, 5/1/46                639,661
         286,432              Federal Home Loan Mortgage Corp., 4.0%, 5/1/46                301,108
         411,848              Federal Home Loan Mortgage Corp., 4.0%, 6/1/42                432,937
       5,665,211              Federal Home Loan Mortgage Corp., 4.0%, 6/1/44              5,950,910
       5,326,485              Federal Home Loan Mortgage Corp., 4.0%, 6/1/46              5,604,337
         153,392              Federal Home Loan Mortgage Corp., 4.0%, 7/1/42                162,004
       8,188,985              Federal Home Loan Mortgage Corp., 4.0%, 7/1/44              8,602,830
       2,030,091              Federal Home Loan Mortgage Corp., 4.0%, 7/1/44              2,144,322
       1,665,236              Federal Home Loan Mortgage Corp., 4.0%, 7/1/44              1,755,605
       1,312,010              Federal Home Loan Mortgage Corp., 4.0%, 7/1/44              1,385,588
       8,150,509              Federal Home Loan Mortgage Corp., 4.0%, 9/1/44              8,592,514
       3,309,481              Federal Home Loan Mortgage Corp., 4.0%, 9/1/44              3,476,706

The accompanying notes are an integral part of these financial statements.

56 Pioneer Bond Fund | Semiannual Report | 12/31/16

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
         210,687              Federal Home Loan Mortgage Corp., 4.5%, 10/1/20       $       221,087
       3,488,433              Federal Home Loan Mortgage Corp., 4.5%, 11/1/40             3,756,537
         224,587              Federal Home Loan Mortgage Corp., 4.5%, 11/1/43               241,405
          87,424              Federal Home Loan Mortgage Corp., 4.5%, 3/1/20                 90,756
       5,066,020              Federal Home Loan Mortgage Corp., 4.5%, 3/1/42              5,439,032
       2,067,015              Federal Home Loan Mortgage Corp., 4.5%, 3/1/42              2,224,576
         562,145              Federal Home Loan Mortgage Corp., 5.0%, 10/1/20               588,455
         378,812              Federal Home Loan Mortgage Corp., 5.0%, 10/1/38               412,368
          13,381              Federal Home Loan Mortgage Corp., 5.0%, 11/1/34                14,649
          17,079              Federal Home Loan Mortgage Corp., 5.0%, 12/1/21                18,118
         167,541              Federal Home Loan Mortgage Corp., 5.0%, 6/1/35                182,365
         389,722              Federal Home Loan Mortgage Corp., 5.0%, 9/1/38                424,208
          11,802              Federal Home Loan Mortgage Corp., 5.5%, 1/1/34                 13,074
         113,159              Federal Home Loan Mortgage Corp., 5.5%, 11/1/34               127,206
          22,767              Federal Home Loan Mortgage Corp., 5.5%, 11/1/34                25,564
          32,456              Federal Home Loan Mortgage Corp., 5.5%, 11/1/35                36,410
          98,546              Federal Home Loan Mortgage Corp., 5.5%, 12/1/18               100,782
       1,328,298              Federal Home Loan Mortgage Corp., 5.5%, 6/1/41              1,483,069
         133,854              Federal Home Loan Mortgage Corp., 5.5%, 8/1/35                148,262
         234,470              Federal Home Loan Mortgage Corp., 5.5%, 9/1/33                263,605
         100,339              Federal Home Loan Mortgage Corp., 6.0%, 1/1/33                114,745
          48,076              Federal Home Loan Mortgage Corp., 6.0%, 1/1/33                 54,312
          36,184              Federal Home Loan Mortgage Corp., 6.0%, 1/1/34                 40,878
          31,830              Federal Home Loan Mortgage Corp., 6.0%, 1/1/34                 36,418
          87,582              Federal Home Loan Mortgage Corp., 6.0%, 1/1/38                 99,210
          34,889              Federal Home Loan Mortgage Corp., 6.0%, 11/1/33                39,415
          16,372              Federal Home Loan Mortgage Corp., 6.0%, 11/1/33                18,495
         121,828              Federal Home Loan Mortgage Corp., 6.0%, 12/1/33               137,633
         116,371              Federal Home Loan Mortgage Corp., 6.0%, 12/1/33               131,467
           9,048              Federal Home Loan Mortgage Corp., 6.0%, 12/1/33                10,222
          41,186              Federal Home Loan Mortgage Corp., 6.0%, 12/1/36                46,847
          54,316              Federal Home Loan Mortgage Corp., 6.0%, 2/1/33                 62,335
           4,707              Federal Home Loan Mortgage Corp., 6.0%, 2/1/33                  5,394
         163,943              Federal Home Loan Mortgage Corp., 6.0%, 3/1/33                187,852
          37,095              Federal Home Loan Mortgage Corp., 6.0%, 3/1/33                 41,907
          34,088              Federal Home Loan Mortgage Corp., 6.0%, 4/1/35                 38,511
         196,017              Federal Home Loan Mortgage Corp., 6.0%, 4/1/36                221,446
           5,252              Federal Home Loan Mortgage Corp., 6.0%, 5/1/17                  5,273
         468,118              Federal Home Loan Mortgage Corp., 6.0%, 5/1/34                533,300
         144,559              Federal Home Loan Mortgage Corp., 6.0%, 5/1/34                164,219
         109,547              Federal Home Loan Mortgage Corp., 6.0%, 6/1/35                123,759
          85,826              Federal Home Loan Mortgage Corp., 6.0%, 6/1/35                 96,960

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/16 57

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
          52,686              Federal Home Loan Mortgage Corp., 6.0%, 7/1/36        $        59,521
          13,965              Federal Home Loan Mortgage Corp., 6.0%, 7/1/36                 15,881
          99,902              Federal Home Loan Mortgage Corp., 6.0%, 7/1/38                113,712
           5,449              Federal Home Loan Mortgage Corp., 6.0%, 8/1/18                  6,156
          95,159              Federal Home Loan Mortgage Corp., 6.0%, 8/1/34                107,504
         114,754              Federal Home Loan Mortgage Corp., 6.0%, 9/1/33                131,290
             161              Federal Home Loan Mortgage Corp., 6.5%, 1/1/31                    182
             258              Federal Home Loan Mortgage Corp., 6.5%, 1/1/33                    292
          38,847              Federal Home Loan Mortgage Corp., 6.5%, 10/1/33                45,302
             337              Federal Home Loan Mortgage Corp., 6.5%, 11/1/30                   381
           3,451              Federal Home Loan Mortgage Corp., 6.5%, 2/1/33                  3,898
           5,542              Federal Home Loan Mortgage Corp., 6.5%, 3/1/31                  6,259
             487              Federal Home Loan Mortgage Corp., 6.5%, 3/1/31                    550
           7,991              Federal Home Loan Mortgage Corp., 6.5%, 5/1/31                  9,026
           5,278              Federal Home Loan Mortgage Corp., 6.5%, 5/1/31                  5,961
             207              Federal Home Loan Mortgage Corp., 6.5%, 6/1/32                    234
          11,386              Federal Home Loan Mortgage Corp., 6.5%, 7/1/32                 12,944
           4,068              Federal Home Loan Mortgage Corp., 6.5%, 8/1/31                  4,595
             793              Federal Home Loan Mortgage Corp., 6.5%, 8/1/31                    908
          74,515              Federal Home Loan Mortgage Corp., 7.0%, 10/1/46                84,254
           2,862              Federal Home Loan Mortgage Corp., 7.0%, 11/1/30                 3,359
           3,337              Federal Home Loan Mortgage Corp., 7.0%, 6/1/31                  3,347
          12,099              Federal Home Loan Mortgage Corp., 7.0%, 8/1/22                 12,136
          93,140              Federal Home Loan Mortgage Corp., 7.0%, 9/1/22                 98,762
         563,848              Federal National Mortgage Association,
                              3.0%, 12/1/21                                                 579,830
       1,556,906              Federal National Mortgage Association,
                              3.0%, 4/1/31                                                1,599,063
       7,712,798              Federal National Mortgage Association,
                              3.5%, 7/1/46                                                7,912,476
       6,533,327              Federal National Mortgage Association,
                              4.0%, 10/1/45                                               6,872,920
         341,866              Federal National Mortgage Association,
                              4.0%, 11/1/34                                                 363,296
         899,840              Federal National Mortgage Association,
                              5.0%, 8/1/40                                                  983,666
         888,277              Government National Mortgage Association I,
                              3.5%, 1/15/44                                                 930,955
      13,838,852              Government National Mortgage Association I,
                              3.5%, 1/15/45                                              14,400,642
      30,710,000              Government National Mortgage Association I,
                              3.5%, 1/24/17 (TBA)                                        31,932,344

The accompanying notes are an integral part of these financial statements.

58 Pioneer Bond Fund | Semiannual Report | 12/31/16

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
       9,291,711              Government National Mortgage Association I,
                              3.5%, 7/15/42                                         $     9,691,894
          92,996              Government National Mortgage Association I,
                              4.0%, 1/15/41                                                  98,796
          26,408              Government National Mortgage Association I,
                              4.0%, 1/15/41                                                  28,096
       2,865,254              Government National Mortgage Association I,
                              4.0%, 1/15/45                                               3,043,998
       2,034,922              Government National Mortgage Association I,
                              4.0%, 1/15/45                                               2,160,050
       1,837,458              Government National Mortgage Association I,
                              4.0%, 1/15/45                                               1,950,735
         533,355              Government National Mortgage Association I,
                              4.0%, 1/15/45                                                 570,033
           8,045              Government National Mortgage Association I,
                              4.0%, 10/15/40                                                  8,572
           7,281              Government National Mortgage Association I,
                              4.0%, 10/15/41                                                  7,733
           5,630              Government National Mortgage Association I,
                              4.0%, 10/15/41                                                  5,979
         142,446              Government National Mortgage Association I,
                              4.0%, 10/15/44                                                151,297
          41,810              Government National Mortgage Association I,
                               4.0%, 11/15/40                                                44,410
          11,926              Government National Mortgage Association I,
                              4.0%, 11/15/40                                                 12,671
           5,739              Government National Mortgage Association I,
                              4.0%, 11/15/41                                                  6,107
           4,285              Government National Mortgage Association I,
                              4.0%, 11/15/41                                                  4,548
          26,119              Government National Mortgage Association I,
                              4.0%, 11/15/43                                                 27,890
         671,894              Government National Mortgage Association I,
                              4.0%, 11/15/44                                                713,815
           7,960              Government National Mortgage Association I,
                              4.0%, 12/15/41                                                  8,480
       2,626,678              Government National Mortgage Association I,
                              4.0%, 12/15/44                                              2,791,210
          10,507              Government National Mortgage Association I,
                              4.0%, 2/15/41                                                  11,197
         218,219              Government National Mortgage Association I,
                              4.0%, 2/15/42                                                 231,830
          33,288              Government National Mortgage Association I,
                              4.0%, 2/15/42                                                  35,467

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/16 59

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
       2,553,801              Government National Mortgage Association I,
                              4.0%, 2/15/45                                         $     2,712,677
       1,494,433              Government National Mortgage Association I,
                              4.0%, 2/15/45                                               1,587,043
       4,977,774              Government National Mortgage Association I,
                              4.0%, 3/15/44                                               5,286,254
       1,146,100              Government National Mortgage Association I,
                              4.0%, 3/15/44                                               1,217,270
         505,504              Government National Mortgage Association I,
                              4.0%, 3/15/44                                                 536,700
          16,237              Government National Mortgage Association I,
                              4.0%, 3/15/44                                                  17,245
       3,330,554              Government National Mortgage Association I,
                              4.0%, 3/15/45                                               3,539,237
         248,339              Government National Mortgage Association I,
                              4.0%, 3/15/45                                                 263,724
       3,383,710              Government National Mortgage Association I,
                              4.0%, 4/15/44                                               3,593,169
          38,337              Government National Mortgage Association I,
                              4.0%, 4/15/44                                                  40,727
           9,660              Government National Mortgage Association I,
                              4.0%, 4/15/44                                                  10,259
           7,879              Government National Mortgage Association I,
                              4.0%, 5/15/39                                                   8,369
       2,512,036              Government National Mortgage Association I,
                              4.0%, 5/15/45                                               2,668,779
           5,224              Government National Mortgage Association I,
                              4.0%, 6/15/39                                                   5,547
          71,003              Government National Mortgage Association I,
                              4.0%, 6/15/41                                                  75,421
         177,776              Government National Mortgage Association I,
                              4.0%, 7/15/41                                                 189,006
         873,842              Government National Mortgage Association I,
                              4.0%, 7/15/45                                                 929,305
         286,614              Government National Mortgage Association I,
                              4.0%, 8/15/40                                                 304,489
           8,939              Government National Mortgage Association I,
                              4.0%, 8/15/40                                                   9,524
       1,418,439              Government National Mortgage Association I,
                              4.0%, 8/15/43                                               1,506,544
         523,522              Government National Mortgage Association I,
                              4.0%, 8/15/44                                                 556,098
         750,304              Government National Mortgage Association I,
                              4.0%, 8/15/45                                                 800,032
          99,090              Government National Mortgage Association I,
                              4.0%, 9/15/40                                                 105,311

The accompanying notes are an integral part of these financial statements.

60 Pioneer Bond Fund | Semiannual Report | 12/31/16

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
           8,004              Government National Mortgage Association I,
                              4.0%, 9/15/40                                         $         8,528
         527,199              Government National Mortgage Association I,
                              4.0%, 9/15/41                                                 559,488
           4,765              Government National Mortgage Association I,
                              4.0%, 9/15/41                                                   5,062
       3,387,769               Government National Mortgage Association I,
                              4.0%, 9/15/44                                               3,598,297
         864,686              Government National Mortgage Association I,
                              4.0%, 9/15/44                                                 918,233
         455,559              Government National Mortgage Association I,
                              4.0%, 9/15/44                                                 483,889
         359,531              Government National Mortgage Association I,
                              4.0%, 9/15/44                                                 381,920
          71,887              Government National Mortgage Association I,
                              4.0%, 9/15/44                                                  76,365
         445,267              Government National Mortgage Association I,
                              4.5%, 1/15/40                                                 487,267
         188,857              Government National Mortgage Association I,
                              4.5%, 10/15/33                                                205,867
         161,752              Government National Mortgage Association I,
                              4.5%, 10/15/33                                                175,133
         132,748              Government National Mortgage Association I,
                              4.5%, 10/15/35                                                143,946
          17,241              Government National Mortgage Association I,
                              4.5%, 12/15/19                                                 17,950
       1,069,813              Government National Mortgage Association I,
                              4.5%, 12/15/39                                              1,161,298
          35,621              Government National Mortgage Association I,
                              4.5%, 2/15/34                                                  38,717
          59,577              Government National Mortgage Association I,
                              4.5%, 3/15/35                                                  64,463
          16,386              Government National Mortgage Association I,
                              4.5%, 3/15/35                                                  17,733
           8,712              Government National Mortgage Association I,
                              4.5%, 4/15/18                                                   8,924
          37,260              Government National Mortgage Association I,
                              4.5%, 4/15/20                                                  39,046
         206,229              Government National Mortgage Association I,
                              4.5%, 4/15/35                                                 224,739
          21,225              Government National Mortgage Association I,
                              4.5%, 4/15/35                                                  22,972
         116,010              Government National Mortgage Association I,
                              4.5%, 4/15/38                                                 125,621
         563,415              Government National Mortgage Association I,
                              4.5%, 4/15/41                                                 609,889

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/16 61

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
       1,175,714              Government National Mortgage Association I,
                              4.5%, 5/15/41                                         $     1,272,681
          26,580              Government National Mortgage Association I,
                              4.5%, 6/15/19                                                  27,471
         224,265              Government National Mortgage Association I,
                              4.5%, 6/15/25                                                 237,136
       1,068,375              Government National Mortgage Association I,
                              4.5%, 6/15/41                                               1,158,757
          80,315              Government National Mortgage Association I,
                              4.5%, 7/15/33                                                  87,402
         395,308              Government National Mortgage Association I,
                              4.5%, 7/15/41                                                 428,120
           6,144              Government National Mortgage Association I,
                              4.5%, 8/15/19                                                   6,367
       1,122,758              Government National Mortgage Association I,
                              4.5%, 8/15/41                                               1,215,186
         216,904              Government National Mortgage Association I,
                              4.5%, 9/15/33                                                 238,220
          20,617              Government National Mortgage Association I,
                              4.5%, 9/15/35                                                  22,305
         270,139              Government National Mortgage Association I,
                              4.5%, 9/15/40                                                 294,158
          49,579              Government National Mortgage Association I,
                              5.0%, 10/15/18                                                 51,912
          31,919              Government National Mortgage Association I,
                              5.0%, 2/15/19                                                  33,562
          96,956              Government National Mortgage Association I,
                              5.0%, 4/15/34                                                 106,468
         448,248              Government National Mortgage Association I,
                              5.0%, 4/15/35                                                 500,895
          53,522              Government National Mortgage Association I,
                              5.0%, 7/15/19                                                  56,293
             628              Government National Mortgage Association I,
                              5.0%, 7/15/19                                                     658
          92,273              Government National Mortgage Association I,
                              5.0%, 7/15/33                                                 101,974
         226,741              Government National Mortgage Association I,
                              5.0%, 7/15/40                                                 249,265
          79,083              Government National Mortgage Association I,
                              5.0%, 9/15/33                                                  87,497
          52,054              Government National Mortgage Association I,
                              5.5%, 1/15/29                                                  58,066
         137,335              Government National Mortgage Association I,
                              5.5%, 1/15/35                                                 155,223

The accompanying notes are an integral part of these financial statements.

62 Pioneer Bond Fund | Semiannual Report | 12/31/16

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
          20,219              Government National Mortgage Association I,
                              5.5%, 10/15/17                                        $        20,390
           8,553              Government National Mortgage Association I,
                              5.5%, 10/15/17                                                  8,624
          33,796              Government National Mortgage Association I,
                              5.5%, 10/15/19                                                 34,870
          71,312              Government National Mortgage Association I,
                              5.5%, 10/15/33                                                 80,284
          62,973              Government National Mortgage Association I,
                              5.5%, 10/15/33                                                 71,439
          49,001              Government National Mortgage Association I,
                              5.5%, 10/15/34                                                 55,378
         188,062              Government National Mortgage Association I,
                              5.5%, 10/15/35                                                212,610
          96,145              Government National Mortgage Association I,
                              5.5%, 10/15/35                                                107,250
          19,991              Government National Mortgage Association I,
                              5.5%, 11/15/18                                                 20,424
         180,628              Government National Mortgage Association I,
                              5.5%, 11/15/19                                                186,710
         401,314              Government National Mortgage Association I,
                              5.5%, 11/15/34                                                448,464
          11,319              Government National Mortgage Association I,
                              5.5%, 12/15/18                                                 11,558
          43,688              Government National Mortgage Association I,
                              5.5%, 2/15/18                                                  44,210
          35,920              Government National Mortgage Association I,
                              5.5%, 2/15/18                                                  36,390
          38,990              Government National Mortgage Association I,
                              5.5%, 2/15/35                                                  43,509
          31,422              Government National Mortgage Association I,
                              5.5%, 2/15/35                                                  35,051
          43,855              Government National Mortgage Association I,
                              5.5%, 2/15/37                                                  49,337
          10,966              Government National Mortgage Association I,
                              5.5%, 4/15/19                                                  11,188
           1,135              Government National Mortgage Association I,
                              5.5%, 4/15/19                                                   1,166
          37,442              Government National Mortgage Association I,
                              5.5%, 4/15/31                                                  41,766
          11,364              Government National Mortgage Association I,
                              5.5%, 6/15/18                                                  11,488
          12,590              Government National Mortgage Association I,
                              5.5%, 6/15/33                                                  14,221
          66,012              Government National Mortgage Association I,
                              5.5%, 6/15/35                                                  73,664

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/16 63

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
          73,856              Government National Mortgage Association I,
                              5.5%, 7/15/33                                         $        83,424
          71,432              Government National Mortgage Association I,
                              5.5%, 7/15/33                                                  80,676
         364,391              Government National Mortgage Association I,
                              5.5%, 7/15/34                                                 410,089
         471,154              Government National Mortgage Association I,
                              5.5%, 7/15/35                                                 547,061
          83,091              Government National Mortgage Association I,
                              5.5%, 8/15/19                                                  85,388
          82,461              Government National Mortgage Association I,
                              5.5%, 8/15/19                                                  84,957
         178,898              Government National Mortgage Association I,
                              5.5%, 8/15/33                                                 202,180
          32,882              Government National Mortgage Association I,
                              5.5%, 8/15/33                                                  37,057
          22,163              Government National Mortgage Association I,
                              5.5%, 8/15/33                                                  25,034
          90,928              Government National Mortgage Association I,
                              5.5%, 9/15/19                                                  93,717
         115,998              Government National Mortgage Association I,
                              5.5%, 9/15/33                                                 129,395
          63,251              Government National Mortgage Association I,
                              5.5%, 9/15/33                                                  71,200
          16,376              Government National Mortgage Association I,
                              5.72%, 4/15/29                                                 18,373
              54              Government National Mortgage Association I,
                              6.0%, 1/15/17                                                      54
           7,109              Government National Mortgage Association I,
                              6.0%, 1/15/19                                                   7,163
          14,432              Government National Mortgage Association I,
                              6.0%, 1/15/24                                                  16,361
         174,117              Government National Mortgage Association I,
                              6.0%, 1/15/33                                                 201,707
          35,119              Government National Mortgage Association I,
                              6.0%, 1/15/33                                                  40,469
          35,435              Government National Mortgage Association I,
                              6.0%, 1/15/33                                                  40,186
           7,324              Government National Mortgage Association I,
                              6.0%, 10/15/28                                                  8,395
          40,839              Government National Mortgage Association I,
                              6.0%, 10/15/32                                                 47,454
          35,112              Government National Mortgage Association I,
                              6.0%, 10/15/32                                                 39,821
          11,395              Government National Mortgage Association I,
                              6.0%, 10/15/32                                                 12,917

The accompanying notes are an integral part of these financial statements.

64 Pioneer Bond Fund | Semiannual Report | 12/31/16

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
          40,717              Government National Mortgage Association I,
                              6.0%, 10/15/33                                        $        46,158
         313,361              Government National Mortgage Association I,
                              6.0%, 10/15/34                                                360,797
          83,034              Government National Mortgage Association I,
                              6.0%, 10/15/34                                                 96,005
          64,808              Government National Mortgage Association I,
                              6.0%, 10/15/34                                                 73,616
         125,782              Government National Mortgage Association I,
                              6.0%, 10/15/36                                                144,794
          31,514              Government National Mortgage Association I,
                              6.0%, 11/15/31                                                 36,546
           7,330              Government National Mortgage Association I,
                              6.0%, 11/15/32                                                  8,311
           6,666              Government National Mortgage Association I,
                              6.0%, 11/15/32                                                  7,558
         132,592              Government National Mortgage Association I,
                              6.0%, 11/15/33                                                150,982
         130,672              Government National Mortgage Association I,
                              6.0%, 11/15/34                                                151,466
          43,036              Government National Mortgage Association I,
                              6.0%, 11/15/37                                                 48,787
         151,498              Government National Mortgage Association I,
                              6.0%, 12/15/23                                                171,607
         400,902              Government National Mortgage Association I,
                              6.0%, 12/15/32                                                465,054
         221,304              Government National Mortgage Association I,
                              6.0%, 12/15/32                                                251,215
         200,600              Government National Mortgage Association I,
                              6.0%, 12/15/32                                                227,733
         143,576              Government National Mortgage Association I,
                              6.0%, 12/15/32                                                162,780
          87,495              Government National Mortgage Association I,
                              6.0%, 12/15/32                                                 99,768
          18,453              Government National Mortgage Association I,
                              6.0%, 12/15/32                                                 21,399
          14,709              Government National Mortgage Association I,
                              6.0%, 12/15/32                                                 16,949
         103,561              Government National Mortgage Association I,
                              6.0%, 2/15/29                                                 120,127
          66,878              Government National Mortgage Association I,
                              6.0%, 2/15/29                                                  77,696
         146,341              Government National Mortgage Association I,
                              6.0%, 2/15/33                                                 171,943

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/16 65

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
          98,075              Government National Mortgage Association I,
                              6.0%, 2/15/33                                         $       111,729
          85,399              Government National Mortgage Association I,
                              6.0%, 2/15/33                                                  99,034
          34,801              Government National Mortgage Association I,
                              6.0%, 2/15/33                                                  40,145
          25,767              Government National Mortgage Association I,
                              6.0%, 2/15/33                                                  29,221
           2,119              Government National Mortgage Association I,
                              6.0%, 3/15/17                                                   2,121
             369              Government National Mortgage Association I,
                              6.0%, 3/15/17                                                     370
          24,180              Government National Mortgage Association I,
                              6.0%, 3/15/19                                                  24,542
           1,926              Government National Mortgage Association I,
                              6.0%, 3/15/32                                                   2,234
         389,533              Government National Mortgage Association I,
                              6.0%, 3/15/33                                                 462,293
         260,271              Government National Mortgage Association I,
                              6.0%, 3/15/33                                                 301,281
         175,320              Government National Mortgage Association I,
                              6.0%, 3/15/33                                                 198,749
         154,440              Government National Mortgage Association I,
                              6.0%, 3/15/33                                                 179,127
         120,708              Government National Mortgage Association I,
                              6.0%, 3/15/33                                                 139,783
          99,164              Government National Mortgage Association I,
                              6.0%, 3/15/33                                                 115,016
          54,426              Government National Mortgage Association I,
                              6.0%, 3/15/33                                                  62,010
          43,907              Government National Mortgage Association I,
                              6.0%, 3/15/33                                                  50,851
         182,525              Government National Mortgage Association I,
                              6.0%, 3/15/34                                                 216,285
             998              Government National Mortgage Association I,
                              6.0%, 4/15/18                                                   1,000
          46,099              Government National Mortgage Association I,
                              6.0%, 4/15/28                                                  53,159
          45,527              Government National Mortgage Association I,
                              6.0%, 4/15/33                                                  52,027
          32,082              Government National Mortgage Association I,
                              6.0%, 4/15/33                                                  36,369
          17,661              Government National Mortgage Association I,
                              6.0%, 4/15/33                                                  20,029
           3,709              Government National Mortgage Association I,
                              6.0%, 5/15/17                                                   3,720

The accompanying notes are an integral part of these financial statements.

66 Pioneer Bond Fund | Semiannual Report | 12/31/16

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
           1,846              Government National Mortgage Association I,
                              6.0%, 5/15/17                                         $         1,848
         152,019              Government National Mortgage Association I,
                              6.0%, 5/15/33                                                 177,427
          18,729              Government National Mortgage Association I,
                              6.0%, 5/15/33                                                  21,232
             365              Government National Mortgage Association I,
                              6.0%, 6/15/17                                                     366
         109,427              Government National Mortgage Association I,
                              6.0%, 6/15/31                                                 124,197
          11,986              Government National Mortgage Association I,
                              6.0%, 6/15/33                                                  13,898
          66,209              Government National Mortgage Association I,
                              6.0%, 6/15/34                                                  76,807
           7,121              Government National Mortgage Association I,
                              6.0%, 8/15/32                                                   8,267
         132,121              Government National Mortgage Association I,
                              6.0%, 8/15/34                                                 149,776
          37,008              Government National Mortgage Association I,
                              6.0%, 8/15/34                                                  42,064
         249,796              Government National Mortgage Association I,
                              6.0%, 8/15/36                                                 287,312
          70,550              Government National Mortgage Association I,
                              6.0%, 8/15/38                                                  79,978
          33,535              Government National Mortgage Association I,
                              6.0%, 9/15/19                                                  34,087
         212,923              Government National Mortgage Association I,
                              6.0%, 9/15/28                                                 247,546
         236,929              Government National Mortgage Association I,
                              6.0%, 9/15/32                                                 268,947
          92,920              Government National Mortgage Association I,
                              6.0%, 9/15/32                                                 105,338
          60,696              Government National Mortgage Association I,
                              6.0%, 9/15/32                                                  69,571
          58,042              Government National Mortgage Association I,
                              6.0%, 9/15/33                                                  67,303
          17,413              Government National Mortgage Association I,
                              6.0%, 9/15/33                                                  20,031
          16,292              Government National Mortgage Association I,
                              6.0%, 9/15/33                                                  18,469
         158,605              Government National Mortgage Association I,
                              6.0%, 9/15/34                                                 184,027
          66,012              Government National Mortgage Association I,
                              6.0%, 9/15/34                                                  75,212
          26,933              Government National Mortgage Association I,
                              6.0%, 9/15/34                                                  31,245

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/16 67

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
         818,561              Government National Mortgage Association I,
                              6.0%, 9/15/35                                         $       947,972
          23,714              Government National Mortgage Association I,
                              6.5%, 1/15/29                                                  27,088
          90,025              Government National Mortgage Association I,
                              6.5%, 1/15/32                                                 102,833
          27,108              Government National Mortgage Association I,
                              6.5%, 1/15/32                                                  30,964
         374,992              Government National Mortgage Association I,
                              6.5%, 1/15/33                                                 435,177
           3,596              Government National Mortgage Association I,
                              6.5%, 1/15/33                                                   4,115
           8,860              Government National Mortgage Association I,
                              6.5%, 1/15/34                                                  10,121
             558              Government National Mortgage Association I,
                              6.5%, 1/15/35                                                     599
          25,346              Government National Mortgage Association I,
                              6.5%, 10/15/24                                                 28,376
          16,688              Government National Mortgage Association I,
                              6.5%, 10/15/28                                                 19,062
           4,129              Government National Mortgage Association I,
                              6.5%, 10/15/28                                                  4,717
          83,834              Government National Mortgage Association I,
                              6.5%, 10/15/31                                                 95,761
          27,716              Government National Mortgage Association I,
                              6.5%, 10/15/31                                                 31,659
           7,450              Government National Mortgage Association I,
                              6.5%, 10/15/31                                                  8,510
         103,556              Government National Mortgage Association I,
                              6.5%, 10/15/32                                                118,288
           2,040              Government National Mortgage Association I,
                              6.5%, 10/15/33                                                  2,330
          44,282              Government National Mortgage Association I,
                              6.5%, 11/15/31                                                 50,582
           5,113              Government National Mortgage Association I,
                              6.5%, 11/15/31                                                  5,840
          57,597              Government National Mortgage Association I,
                              6.5%, 11/15/32                                                 67,593
         359,067              Government National Mortgage Association I,
                              6.5%, 12/15/32                                                419,491
           8,464              Government National Mortgage Association I,
                              6.5%, 2/15/28                                                   9,668
          20,206              Government National Mortgage Association I,
                              6.5%, 2/15/29                                                  23,080
           7,377              Government National Mortgage Association I,
                              6.5%, 2/15/29                                                   8,427

The accompanying notes are an integral part of these financial statements.

68 Pioneer Bond Fund | Semiannual Report | 12/31/16

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
           1,125              Government National Mortgage Association I,
                              6.5%, 2/15/29                                         $         1,285
          42,306              Government National Mortgage Association I,
                              6.5%, 2/15/32                                                  49,064
          29,514              Government National Mortgage Association I,
                              6.5%, 2/15/32                                                  33,713
          19,106              Government National Mortgage Association I,
                              6.5%, 2/15/32                                                  22,319
          16,786              Government National Mortgage Association I,
                              6.5%, 2/15/32                                                  19,547
           9,879              Government National Mortgage Association I,
                              6.5%, 2/15/32                                                  11,285
           8,036              Government National Mortgage Association I,
                              6.5%, 2/15/34                                                   9,180
          82,676              Government National Mortgage Association I,
                              6.5%, 3/15/29                                                  94,438
          65,422              Government National Mortgage Association I,
                              6.5%, 3/15/29                                                  74,730
          13,595              Government National Mortgage Association I,
                              6.5%, 3/15/29                                                  15,529
           8,585              Government National Mortgage Association I,
                              6.5%, 3/15/29                                                   9,806
           5,159              Government National Mortgage Association I,
                              6.5%, 3/15/31                                                   5,893
          83,199              Government National Mortgage Association I,
                              6.5%, 3/15/32                                                  95,036
          15,913              Government National Mortgage Association I,
                              6.5%, 3/15/32                                                  18,177
             536              Government National Mortgage Association I,
                              6.5%, 4/15/17                                                     537
          37,632              Government National Mortgage Association I,
                              6.5%, 4/15/28                                                  42,986
           8,312              Government National Mortgage Association I,
                              6.5%, 4/15/28                                                   9,495
          64,960              Government National Mortgage Association I,
                              6.5%, 4/15/31                                                  74,202
          71,738              Government National Mortgage Association I,
                              6.5%, 4/15/32                                                  83,585
          13,479              Government National Mortgage Association I,
                              6.5%, 4/15/32                                                  15,397
           9,478              Government National Mortgage Association I,
                              6.5%, 4/15/32                                                  10,827
           7,048              Government National Mortgage Association I,
                              6.5%, 4/15/32                                                   8,050
          23,461              Government National Mortgage Association I,
                              6.5%, 4/15/33                                                  26,799

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/16 69

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
          40,697              Government National Mortgage Association I,
                              6.5%, 4/15/35                                         $        46,487
          64,349              Government National Mortgage Association I,
                              6.5%, 5/15/29                                                  73,669
           4,747              Government National Mortgage Association I,
                              6.5%, 5/15/29                                                   5,422
           3,391              Government National Mortgage Association I,
                              6.5%, 5/15/29                                                   3,874
          39,134              Government National Mortgage Association I,
                              6.5%, 5/15/31                                                  44,702
          18,283              Government National Mortgage Association I,
                              6.5%, 5/15/31                                                  21,434
          16,926              Government National Mortgage Association I,
                              6.5%, 5/15/31                                                  19,611
          15,255              Government National Mortgage Association I,
                              6.5%, 5/15/32                                                  17,778
          11,575              Government National Mortgage Association I,
                              6.5%, 5/15/32                                                  13,222
           5,780              Government National Mortgage Association I,
                              6.5%, 5/15/32                                                   6,603
           4,694              Government National Mortgage Association I,
                              6.5%, 5/15/32                                                   5,361
          31,360              Government National Mortgage Association I,
                              6.5%, 5/15/33                                                  35,822
           2,764              Government National Mortgage Association I,
                              6.5%, 6/15/17                                                   2,769
           9,313              Government National Mortgage Association I,
                              6.5%, 6/15/28                                                  10,762
          25,850              Government National Mortgage Association I,
                              6.5%, 6/15/29                                                  29,527
           7,413              Government National Mortgage Association I,
                              6.5%, 6/15/31                                                   8,467
          13,690              Government National Mortgage Association I,
                              6.5%, 6/15/32                                                  15,638
          13,166              Government National Mortgage Association I,
                              6.5%, 6/15/32                                                  15,039
          10,329              Government National Mortgage Association I,
                              6.5%, 6/15/32                                                  11,798
         112,394              Government National Mortgage Association I,
                              6.5%, 6/15/34                                                 128,385
           6,539              Government National Mortgage Association I,
                              6.5%, 6/15/35                                                   7,469
          24,736              Government National Mortgage Association I,
                              6.5%, 7/15/31                                                  28,255
         136,358              Government National Mortgage Association I,
                              6.5%, 7/15/32                                                 159,623

The accompanying notes are an integral part of these financial statements.

70 Pioneer Bond Fund | Semiannual Report | 12/31/16

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
          30,167              Government National Mortgage Association I,
                              6.5%, 7/15/32                                         $        34,459
          10,188              Government National Mortgage Association I,
                              6.5%, 7/15/32                                                  11,638
           8,939              Government National Mortgage Association I,
                              6.5%, 7/15/32                                                  10,211
          64,694              Government National Mortgage Association I,
                              6.5%, 7/15/35                                                  73,898
          39,785              Government National Mortgage Association I,
                              6.5%, 7/15/35                                                  45,445
           7,087              Government National Mortgage Association I,
                              6.5%, 8/15/28                                                   8,096
          51,051              Government National Mortgage Association I,
                              6.5%, 8/15/31                                                  58,314
          53,678              Government National Mortgage Association I,
                              6.5%, 8/15/32                                                  61,315
          41,156              Government National Mortgage Association I,
                              6.5%, 8/15/32                                                  47,814
           3,837              Government National Mortgage Association I,
                              6.5%, 8/15/32                                                   4,383
          18,645              Government National Mortgage Association I,
                              6.5%, 9/15/31                                                  21,298
          43,021              Government National Mortgage Association I,
                              6.5%, 9/15/32                                                  49,142
          39,924              Government National Mortgage Association I,
                              6.5%, 9/15/32                                                  45,603
          18,829              Government National Mortgage Association I,
                              6.5%, 9/15/32                                                  21,508
           4,045              Government National Mortgage Association I,
                              6.5%, 9/15/34                                                   4,621
           5,705              Government National Mortgage Association I,
                              6.75%, 4/15/26                                                  6,517
          18,002              Government National Mortgage Association I,
                              7.0%, 1/15/28                                                  19,816
          43,665              Government National Mortgage Association I,
                              7.0%, 1/15/31                                                  44,293
           6,912              Government National Mortgage Association I,
                              7.0%, 10/15/31                                                  7,139
           9,683              Government National Mortgage Association I,
                              7.0%, 11/15/26                                                 11,120
          50,194              Government National Mortgage Association I,
                              7.0%, 11/15/28                                                 59,103
          15,964              Government National Mortgage Association I,
                              7.0%, 11/15/28                                                 18,496
          63,998              Government National Mortgage Association I,
                              7.0%, 11/15/29                                                 71,297

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/16 71

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
           8,304              Government National Mortgage Association I,
                              7.0%, 11/15/31                                        $         8,732
          37,953              Government National Mortgage Association I,
                              7.0%, 12/15/30                                                 44,803
          39,216              Government National Mortgage Association I,
                              7.0%, 12/15/30                                                 40,068
          10,452              Government National Mortgage Association I,
                              7.0%, 12/15/30                                                 11,501
           3,699              Government National Mortgage Association I,
                              7.0%, 12/15/30                                                  3,906
          19,618              Government National Mortgage Association I,
                              7.0%, 2/15/28                                                  21,388
          13,135              Government National Mortgage Association I,
                              7.0%, 3/15/28                                                  13,501
          10,520              Government National Mortgage Association I,
                              7.0%, 3/15/31                                                  10,961
          54,369              Government National Mortgage Association I,
                              7.0%, 3/15/32                                                  60,091
          12,793              Government National Mortgage Association I,
                              7.0%, 4/15/28                                                  13,911
          26,784              Government National Mortgage Association I,
                              7.0%, 4/15/29                                                  29,264
          23,070              Government National Mortgage Association I,
                              7.0%, 4/15/29                                                  23,919
           7,188              Government National Mortgage Association I,
                              7.0%, 4/15/31                                                   7,383
          45,920              Government National Mortgage Association I,
                              7.0%, 4/15/32                                                  51,119
          37,985              Government National Mortgage Association I,
                              7.0%, 5/15/29                                                  39,978
           8,276              Government National Mortgage Association I,
                              7.0%, 5/15/31                                                   8,730
          82,105              Government National Mortgage Association I,
                              7.0%, 5/15/32                                                  99,138
          21,556              Government National Mortgage Association I,
                              7.0%, 6/15/27                                                  24,854
           4,449              Government National Mortgage Association I,
                              7.0%, 6/15/29                                                   4,463
          29,366              Government National Mortgage Association I,
                              7.0%, 6/15/31                                                  34,586
          26,495              Government National Mortgage Association I,
                              7.0%, 7/15/25                                                  29,600
          17,685              Government National Mortgage Association I,
                              7.0%, 7/15/28                                                  19,405
           5,725              Government National Mortgage Association I,
                              7.0%, 7/15/28                                                   5,743

The accompanying notes are an integral part of these financial statements.

72 Pioneer Bond Fund | Semiannual Report | 12/31/16

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
          11,932              Government National Mortgage Association I,
                              7.0%, 7/15/29                                         $        13,481
           3,432              Government National Mortgage Association I,
                              7.0%, 7/15/31                                                   4,019
          20,401              Government National Mortgage Association I,
                              7.0%, 8/15/23                                                  21,973
           1,363              Government National Mortgage Association I,
                              7.0%, 8/15/28                                                   1,550
         155,320              Government National Mortgage Association I,
                              7.0%, 8/15/31                                                 185,947
          60,855              Government National Mortgage Association I,
                              7.0%, 9/15/24                                                  68,501
          35,006              Government National Mortgage Association I,
                              7.0%, 9/15/31                                                  38,700
          12,908              Government National Mortgage Association I,
                              7.0%, 9/15/31                                                  13,693
          35,605              Government National Mortgage Association I,
                              7.5%, 10/15/23                                                 39,007
          49,035              Government National Mortgage Association I,
                              7.5%, 10/15/27                                                 55,372
          12,777              Government National Mortgage Association I,
                              7.5%, 10/15/29                                                 14,270
           6,029              Government National Mortgage Association I,
                              7.5%, 10/15/29                                                  6,315
           4,095              Government National Mortgage Association I,
                              7.5%, 12/15/25                                                  4,241
          44,580              Government National Mortgage Association I,
                              7.5%, 12/15/31                                                 46,960
           1,708              Government National Mortgage Association I,
                              7.5%, 2/15/26                                                   1,778
          14,878              Government National Mortgage Association I,
                              7.5%, 2/15/27                                                  16,454
          16,108              Government National Mortgage Association I,
                              7.5%, 2/15/31                                                  16,705
          14,582              Government National Mortgage Association I,
                              7.5%, 2/15/31                                                  14,803
           8,430              Government National Mortgage Association I,
                              7.5%, 3/15/23                                                   9,061
          35,659              Government National Mortgage Association I,
                              7.5%, 3/15/27                                                  42,075
           7,464              Government National Mortgage Association I,
                              7.5%, 3/15/31                                                   7,737
           1,540              Government National Mortgage Association I,
                              7.5%, 6/15/24                                                   1,593
          16,359              Government National Mortgage Association I,
                              7.5%, 6/15/29                                                  18,280

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/16 73

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
          10,252              Government National Mortgage Association I,
                              7.5%, 8/15/25                                         $        10,515
          17,415              Government National Mortgage Association I,
                              7.5%, 8/15/29                                                  18,359
           2,814              Government National Mortgage Association I,
                              7.5%, 8/15/29                                                   2,880
             950              Government National Mortgage Association I,
                              7.5%, 8/15/29                                                     953
           5,334              Government National Mortgage Association I,
                              7.5%, 9/15/25                                                   5,880
           1,894              Government National Mortgage Association I,
                              7.5%, 9/15/25                                                   1,900
          19,274              Government National Mortgage Association I,
                              7.5%, 9/15/29                                                  19,342
           2,255              Government National Mortgage Association I,
                              7.75%, 2/15/30                                                  2,300
          19,282              Government National Mortgage Association I,
                              8.25%, 5/15/20                                                 20,324
           1,712              Government National Mortgage Association I,
                              8.5%, 8/15/21                                                   1,719
           5,763              Government National Mortgage Association I,
                              9.0%, 1/15/20                                                   5,849
             890              Government National Mortgage Association I,
                              9.0%, 12/15/19                                                    947
           1,933              Government National Mortgage Association I,
                              9.0%, 6/15/22                                                   2,001
             210              Government National Mortgage Association I,
                              9.0%, 9/15/21                                                     216
       4,391,128              Government National Mortgage Association II,
                              3.0%, 8/20/46                                               4,452,466
      13,818,331              Government National Mortgage Association II,
                              3.0%, 9/20/46                                              14,011,352
       7,253,368              Government National Mortgage Association II,
                              3.5%, 1/20/46                                               7,548,116
         907,570              Government National Mortgage Association II,
                              3.5%, 3/20/45                                                 944,985
       1,761,558              Government National Mortgage Association II,
                              3.5%, 3/20/46                                               1,842,522
       1,567,835              Government National Mortgage Association II,
                              3.5%, 4/20/45                                               1,634,110
       1,197,036              Government National Mortgage Association II,
                              3.5%, 4/20/45                                               1,245,675
        523,331               Government National Mortgage Association II,
                              3.5%, 4/20/45                                                 545,129
       4,630,202              Government National Mortgage Association II,
                              3.5%, 8/20/45                                               4,818,157
       2,427,390              Government National Mortgage Association II,
                              4.0%, 10/20/44                                              2,580,023

The accompanying notes are an integral part of these financial statements.

74 Pioneer Bond Fund | Semiannual Report | 12/31/16

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
      10,247,157              Government National Mortgage Association II,
                              4.0%, 10/20/46                                        $    10,895,782
      10,223,843              Government National Mortgage Association II,
                              4.0%, 7/20/44                                              10,866,711
         278,102              Government National Mortgage Association II,
                              4.0%, 9/20/44                                                 295,589
         299,839              Government National Mortgage Association II,
                              4.5%, 1/20/35                                                 322,713
          96,663              Government National Mortgage Association II,
                              4.5%, 12/20/34                                                104,081
          50,200              Government National Mortgage Association II,
                              4.5%, 3/20/35                                                  54,017
       1,546,730              Government National Mortgage Association II,
                              4.5%, 9/20/41                                               1,667,047
          21,457              Government National Mortgage Association II,
                              5.0%, 1/20/20                                                  22,620
          53,870              Government National Mortgage Association II,
                              5.0%, 12/20/18                                                 55,688
          27,342              Government National Mortgage Association II,
                              5.0%, 2/20/19                                                  28,702
         172,957              Government National Mortgage Association II,
                              5.5%, 10/20/19                                                178,225
         147,506              Government National Mortgage Association II,
                              5.5%, 10/20/37                                                163,573
         209,304              Government National Mortgage Association II,
                              5.5%, 3/20/34                                                 240,338
         185,652              Government National Mortgage Association II,
                              5.5%, 4/20/34                                                 208,401
         148,672              Government National Mortgage Association II,
                              5.75%, 6/20/33                                                164,185
          26,894              Government National Mortgage Association II,
                              5.9%, 1/20/28                                                  29,848
          46,057              Government National Mortgage Association II,
                              5.9%, 11/20/27                                                 51,095
          86,059              Government National Mortgage Association II,
                              5.9%, 7/20/28                                                  94,844
          94,428              Government National Mortgage Association II,
                              6.0%, 1/20/33                                                 110,084
          20,599              Government National Mortgage Association II,
                              6.0%, 10/20/31                                                 23,965
         105,822              Government National Mortgage Association II,
                              6.0%, 10/20/33                                                123,141
          22,199              Government National Mortgage Association II,
                              6.0%, 12/20/18                                                 22,485
          59,273              Government National Mortgage Association II,
                              6.0%, 6/20/34                                                  68,962

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/16 75

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
           1,492              Government National Mortgage Association II,
                              6.0%, 7/20/17                                         $         1,500
           9,797              Government National Mortgage Association II,
                              6.0%, 7/20/19                                                   9,876
          86,113              Government National Mortgage Association II,
                              6.45%, 1/20/33                                                 98,112
          45,474              Government National Mortgage Association II,
                              6.45%, 11/20/32                                                51,795
          48,830              Government National Mortgage Association II,
                              6.45%, 7/20/32                                                 55,619
          25,289              Government National Mortgage Association II,
                              6.5%, 1/20/24                                                  27,357
          46,274              Government National Mortgage Association II,
                              6.5%, 10/20/32                                                 54,241
           2,157              Government National Mortgage Association II,
                              6.5%, 2/20/29                                                   2,485
             866              Government National Mortgage Association II,
                              6.5%, 3/20/29                                                    997
          61,774              Government National Mortgage Association II,
                              6.5%, 3/20/34                                                  72,762
          27,016              Government National Mortgage Association II,
                              6.5%, 4/20/29                                                  30,644
          14,136              Government National Mortgage Association II,
                              6.5%, 4/20/31                                                  16,482
           9,951              Government National Mortgage Association II,
                              6.5%, 6/20/31                                                  11,537
          45,209              Government National Mortgage Association II,
                              6.5%, 8/20/28                                                  51,440
          72,428              Government National Mortgage Association II,
                              7.0%, 1/20/29                                                  85,204
          10,996              Government National Mortgage Association II,
                              7.0%, 1/20/31                                                  12,833
          70,065              Government National Mortgage Association II,
                              7.0%, 11/20/28                                                 82,162
          10,526              Government National Mortgage Association II,
                              7.0%, 11/20/31                                                 12,370
           2,089              Government National Mortgage Association II,
                              7.0%, 12/20/30                                                  2,498
           6,983              Government National Mortgage Association II,
                              7.0%, 2/20/29                                                   8,025
           5,390              Government National Mortgage Association II,
                              7.0%, 3/20/31                                                   6,305
           9,731              Government National Mortgage Association II,
                              7.0%, 5/20/26                                                  11,086
          21,776              Government National Mortgage Association II,
                              7.0%, 6/20/28                                                  25,584

The accompanying notes are an integral part of these financial statements.

76 Pioneer Bond Fund | Semiannual Report | 12/31/16

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
          27,063              Government National Mortgage Association II,
                              7.0%, 7/20/31                                         $        32,205
          20,817              Government National Mortgage Association II,
                              7.0%, 8/20/27                                                  24,341
           6,777              Government National Mortgage Association II,
                              7.5%, 12/20/30                                                  8,166
          11,139              Government National Mortgage Association II,
                              7.5%, 5/20/30                                                  13,538
           3,389              Government National Mortgage Association II,
                              7.5%, 6/20/30                                                   3,948
           9,307              Government National Mortgage Association II,
                              7.5%, 7/20/30                                                  10,528
          12,429               Government National Mortgage Association II,
                              7.5%, 8/20/30                                                  15,107
              42              Government National Mortgage Association II,
                              8.0%, 5/20/25                                                      47
           2,476              Government National Mortgage Association II,
                              9.0%, 11/20/24                                                  2,487
           2,397              Government National Mortgage Association II,
                              9.0%, 3/20/22                                                   2,407
             336              Government National Mortgage Association II,
                              9.0%, 4/20/22                                                     337
             433              Government National Mortgage Association II,
                              9.0%, 9/20/21                                                     434
          17,425              Government National Mortgage Association,
                              6.5%, 3/15/29                                                  19,904
         968,184              Tennessee Valley Authority, 4.929%, 1/15/21                 1,036,379
     147,025,000              U.S. Treasury Bills, 1/12/17 (c)                          147,010,284
      30,720,000              U.S. Treasury Bills, 1/5/17 (c)                            30,719,386
       2,500,000              U.S. Treasury Bonds, 4.25%, 5/15/39                         3,035,255
       6,865,000              U.S. Treasury Bonds, 4.375%, 11/15/39                       8,474,520
       1,600,000              U.S. Treasury Bonds, 4.375%, 5/15/40                        1,976,813
      62,762,044              U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45      59,055,381
      71,642,843              U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46       71,945,605
       1,500,000              U.S. Treasury Notes, 0.625%, 5/31/17                        1,500,117
       1,500,000              U.S. Treasury Notes, 1.125%, 1/15/19                        1,497,129
       5,200,000              U.S. Treasury Notes, 1.875%, 8/31/17                        5,238,189
       5,400,000              U.S. Treasury Notes, 2.625%, 11/15/20                       5,581,408
                                                                                    ---------------
                                                                                    $ 1,555,944,926
---------------------------------------------------------------------------------------------------
                              TOTAL U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS
                              (Cost $1,565,358,269)                                 $ 1,555,944,926
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/16 77

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              FOREIGN GOVERNMENT BONDS -- 0.1%
       4,550,000              Africa Finance Corp., 4.375%, 4/29/20 (144A)          $     4,656,925
       1,075,000              Provincia de Cordoba, 7.125%, 6/10/21 (144A)                1,104,562
---------------------------------------------------------------------------------------------------
                              TOTAL FOREIGN GOVERNMENT BONDS
                              (Cost $5,594,472)                                     $     5,761,487
---------------------------------------------------------------------------------------------------
                              MUNICIPAL BONDS -- 1.2%
                              Municipal Development -- 0.1%
       4,500,000              New Jersey Economic Development
                              Authority, 2/15/18 (c)                                $     4,396,095
---------------------------------------------------------------------------------------------------
                              Municipal Education -- 0.0%+
         525,000              Amherst College, 3.794%, 11/1/42                      $       508,015
---------------------------------------------------------------------------------------------------
                              Municipal General -- 0.3%
       4,075,000              JobsOhio Beverage System, 3.985%, 1/1/29              $     4,303,282
       1,035,000              JobsOhio Beverage System, 4.532%, 1/1/35                    1,117,200
       2,325,000              Virginia Commonwealth Transportation Board,
                              4.0%, 5/15/31                                               2,471,405
       2,335,000              Virginia Commonwealth Transportation Board,
                              4.0%, 5/15/32                                               2,472,532
                                                                                    ---------------
                                                                                    $    15,268,529
---------------------------------------------------------------------------------------------------
                              Higher Municipal Education -- 0.4%
       1,025,000              Baylor University, 4.313%, 3/1/42                     $     1,035,270
       7,425,000              Massachusetts Development Finance Agency,
                              Harvard University-Series A, 5.0%, 7/15/40                  9,380,968
       1,100,000              Massachusetts Institute of Technology, 5.6%, 7/1/11         1,333,333
       1,900,000              The George Washington University, 1.827%, 9/15/17           1,906,549
       3,100,000              University of Virginia, Green Bond Series A,
                              5.0%, 4/1/45                                                3,537,968
                                                                                    ---------------
                                                                                    $    17,194,088
---------------------------------------------------------------------------------------------------
                              Municipal Medical -- 0.1%
       1,765,000              Ohio Higher Educational Facility Commission,
                              5.0%, 1/1/42                                          $     1,943,336
---------------------------------------------------------------------------------------------------
                              Municipal School District -- 0.1%
       2,800,000              Frisco Independent School District, 4.0%, 8/15/40     $     2,872,240
       1,750,000              Frisco Independent School District, 4.0%, 8/15/45           1,787,730
                                                                                    ---------------
                                                                                    $     6,603,306
---------------------------------------------------------------------------------------------------
                              Municipal Transportation -- 0.1%
         600,000              Port Authority of New York & New Jersey,
                              4.458%, 10/1/62                                       $       601,998
       1,000,000              Texas Transportation Commission State Highway
                              Fund, 5.0%, 4/1/33                                          1,142,750
       2,830,000              Virginia Commonwealth Transportation Board,
                              3.0%, 5/15/39                                               2,500,956
                                                                                    ---------------
                                                                                    $     4,245,704
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

78 Pioneer Bond Fund | Semiannual Report | 12/31/16

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              Municipal Obligation -- 0.1%
       3,150,000              State of Texas, 4.0%, 10/1/44                         $     3,255,998
       1,600,000              State of Washington, 5.0%, 7/1/30                           1,855,776
                                                                                    ---------------
                                                                                    $     5,111,774
---------------------------------------------------------------------------------------------------
                              TOTAL MUNICIPAL BONDS
                              (Cost $48,629,341)                                    $    48,423,401
---------------------------------------------------------------------------------------------------
                              SENIOR FLOATING RATE LOAN
                              INTERESTS -- 3.2%**
                              ENERGY -- 0.1%
                              Oil & Gas Refining & Marketing -- 0.0%+
         569,261       3.52   Pilot Travel Centers LLC, 2016 Refinancing
                              Tranche B Term Loan, 5/18/23                          $       574,420
---------------------------------------------------------------------------------------------------
                              Oil & Gas Storage & Transportation -- 0.1%
       1,904,228       6.25   Gulf Finance LLC, Tranche B Term Loan, 8/17/23        $     1,923,270
                                                                                    ---------------
                              Total Energy                                          $     2,497,690
---------------------------------------------------------------------------------------------------
                              MATERIALS -- 0.1%
                              Commodity Chemicals -- 0.0%+
         755,108       4.50   Tronox Pigments Holland BV, New Term Loan, 3/19/20    $       758,197
---------------------------------------------------------------------------------------------------
                              Specialty Chemicals -- 0.1%
         164,825       3.75   Huntsman International LLC, 2015 Extended
                              Term B Dollar Loan, 4/19/19                           $       165,787
         805,860       5.00   MacDermid, Inc., Tranche B-4 Term Loan, 10/13/23              816,716
         598,500       5.25   OMNOVA Solutions, Inc., Term B-2 Loan, 8/17/23                609,722
         391,974       2.88   WR Grace & Co-Conn, U.S. Term Loan, 1/23/21                   394,816
                                                                                    ---------------
                                                                                    $     1,987,041
---------------------------------------------------------------------------------------------------
                              Construction Materials -- 0.0%+
         104,280       4.25   CeramTec Acquisition Corp., Initial Dollar Term B-2
                              Loan, 8/30/20                                         $       105,258
         278,570       4.25   CeramTec GmbH, Dollar Term B-3 Loan, 8/30/20                  281,182
         920,537       4.25   CeramTec Service GmbH, Initial Dollar Term B-1
                              Loan, 8/30/20                                                 929,167
                                                                                    ---------------
                                                                                    $     1,315,607
---------------------------------------------------------------------------------------------------
                              Metal & Glass Containers -- 0.0%+
         762,456       4.75   BWAY Holding Co., Initial Term Loan (2016), 8/14/23   $       766,649
---------------------------------------------------------------------------------------------------
                              Aluminum -- 0.0%+
         689,500       4.02   Novelis, Inc., Initial Term Loan, 5/28/22             $       693,994
---------------------------------------------------------------------------------------------------
                              Diversified Metals & Mining -- 0.0%+
         125,209       3.75   Fortescue Metals Group, Ltd., Bank Loan, 6/30/19      $       125,616
                                                                                    ---------------
                              Total Materials                                       $     5,647,104
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/16 79

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              CAPITAL GOODS -- 0.4%
                              Aerospace & Defense -- 0.1%
       2,351,468       3.50   DigitalGlobe, Inc., Term Loan, 12/22/23               $     2,372,044
       1,432,316       5.75   The SI Organization, Inc., Term Loan (First
                              Lien), 11/19/19                                             1,451,115
                                                                                    ---------------
                                                                                    $     3,823,159
---------------------------------------------------------------------------------------------------
                              Building Products -- 0.1%
       1,575,667       4.25   NCI Building Systems, Inc., Tranche B Term
                              Loan, 6/24/19                                         $     1,578,621
       1,966,314       4.25   Unifrax Corp., New Term B Loan, 12/31/19                    1,963,243
                                                                                    ---------------
                                                                                    $     3,541,864
---------------------------------------------------------------------------------------------------
                              Electrical Components & Equipment -- 0.1%
       1,100,000       4.25   Dell International LLC, Term B Loan, 6/2/23           $     1,120,052
       2,012,396       3.25   Southwire Co., Term Loan, 1/31/21                           2,025,813
         471,578       5.00   Sybil Software LLC, Initial Dollar Term Loan, 8/3/22          478,416
                                                                                    ---------------
                                                                                    $     3,624,281
---------------------------------------------------------------------------------------------------
                              Construction & Farm Machinery & Heavy
                              Trucks -- 0.0%+
         744,361       6.50   Navistar, Inc., Tranche B Term Loan, 8/17/17          $       755,061
---------------------------------------------------------------------------------------------------
                              Industrial Machinery -- 0.1%
       3,460,697       5.00   NN, Inc., Tranche B Term Loan, 10/19/22               $     3,476,378
---------------------------------------------------------------------------------------------------
                              Trading Companies & Distributors -- 0.0%+
         597,000       5.25   Nexeo Solutions LLC, Initial Term Loan, 5/17/23       $       602,970
         489,048       3.75   WESCO Distribution, Inc., Tranche B-1
                              Loan, 12/12/19                                                490,577
                                                                                    ---------------
                                                                                    $     1,093,547
                                                                                    ---------------
                              Total Capital Goods                                   $    16,314,290
---------------------------------------------------------------------------------------------------
                              COMMERCIAL SERVICES & SUPPLIES -- 0.0%+
                              Security & Alarm Services -- 0.0%+
         780,508       4.00   Garda World Security Corp., Term B Loan, 11/1/20      $       782,785
         199,665       4.00   Garda World Security Corp., Term B Loan, 11/8/20              200,247
                                                                                    ---------------
                                                                                    $       983,032
                                                                                    ---------------
                              Total Commercial Services & Supplies                  $       983,032
---------------------------------------------------------------------------------------------------
                              TRANSPORTATION -- 0.0%+
                              Airlines -- 0.0%+
         792,000       3.25   Delta Air Lines, Inc., Term Loan (First Lien),
                              8/24/22                                               $       801,900
---------------------------------------------------------------------------------------------------
                              Marine -- 0.0%+
         308,737       5.25   Navios Maritime Partners LP, Term Loan, 6/27/18       $       300,247
                                                                                    ---------------
                              Total Transportation                                  $     1,102,147
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

80 Pioneer Bond Fund | Semiannual Report | 12/31/16

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              AUTOMOBILES & COMPONENTS -- 0.3%
                              Auto Parts & Equipment -- 0.2%
         635,186       3.26   Allison Transmission, Inc., Term B-3 Loan, 8/23/19    $       644,431
       1,203,132       5.75   Electrical Components International, Inc.,
                              Loan, 4/17/21                                               1,209,147
       1,400,834       4.75   Federal-Mogul Corp., Tranche C Term, 4/15/21                1,389,452
       4,493,250       3.75   MPG Holdco I, Inc., Tranche B-1 Term Loan
                              (2015), 10/20/21                                            4,511,034
       1,763,150       4.50   TI Group Automotive Systems LLC, Initial US Term
                              Loan, 6/25/22                                               1,789,598
                                                                                    ---------------
                                                                                    $     9,543,662
---------------------------------------------------------------------------------------------------
                              Tires & Rubber -- 0.0%+
       1,396,667       3.75   The Goodyear Tire & Rubber Co., Term Loan
                              (Second Lien), 3/27/19                                $     1,412,554
---------------------------------------------------------------------------------------------------
                              Automobile Manufacturers -- 0.1%
       2,190,335       3.50   Chrysler Group LLC, Term Loan B, 5/24/17              $     2,198,822
                                                                                    ---------------
                              Total Automobiles & Components                        $    13,155,038
---------------------------------------------------------------------------------------------------
                              CONSUMER DURABLES & APPAREL -- 0.0%+
                              Apparel, Accessories & Luxury Goods -- 0.0%+
         374,853       3.25   Hanesbrands, Inc., New Term B Loan, 4/15/22           $       378,367
---------------------------------------------------------------------------------------------------
                              Footwear -- 0.0%+
         895,494       3.25   Regal Cinemas Corp., Refinancing Term
                              Loan, 4/1/22                                          $       901,091
                                                                                    ---------------
                              Total Consumer Durables & Apparel                     $     1,279,458
---------------------------------------------------------------------------------------------------
                              CONSUMER SERVICES -- 0.2%
                              Casinos & Gaming -- 0.1%
         110,167       3.84   Pinnacle Entertainment, Inc., Term B Facility
                              Loan, 3/30/23                                         $       110,901
       4,263,000       6.00   Scientific Games, Initial Term B-2, 10/1/21                 4,320,094
                                                                                    ---------------
                                                                                    $     4,430,995
---------------------------------------------------------------------------------------------------
                              Leisure Facilities -- 0.0%+
         598,500       6.00   L.A. Fitness International, LLC, Tranche B Term
                              Loan (First Lien), 4/25/20                            $       599,921
       1,292,915       3.09   Six Flags Theme Parks, Inc., Tranche B Term
                              Loan, 6/30/22                                               1,305,642
                                                                                    ---------------
                                                                                    $     1,905,563
---------------------------------------------------------------------------------------------------
                              Restaurants -- 0.0%+
         358,806       3.75   Burger King BC ULC, Term B-2 Loan, 12/12/21           $       362,319
---------------------------------------------------------------------------------------------------
                              Education Services -- 0.1%
         576,689       3.50   Bright Horizons Family Solutions LLC (f.k.a. Bright
                              Horizons Family Solutions, Inc.), Effective Date
                              Incremental Term Loan, 11/3/23                        $       582,216

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/16 81

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              Education Services -- (continued)
         992,443       4.00   Houghton Mifflin Harcourt Publishers, Inc., Term
                              Loan, 5/11/21                                         $       947,783
         992,366       5.00   Nord Anglia Education, Initial Term Loan, 3/31/21           1,009,113
                                                                                    ---------------
                                                                                    $     2,539,112
---------------------------------------------------------------------------------------------------
                              Specialized Consumer Services -- 0.0%+
         245,565       5.25   GENEX Holdings, Inc., Term B Loan (First
                              Lien), 5/22/21                                        $       244,645
                                                                                    ---------------
                              Total Consumer Services                               $     9,482,634
---------------------------------------------------------------------------------------------------
                              MEDIA -- 0.3%
                              Advertising -- 0.0%+
       1,043,471       6.75   Affinion Group, Inc., Tranche B Term Loan, 4/30/18    $     1,039,015
---------------------------------------------------------------------------------------------------
                              Broadcasting -- 0.1%
       2,218,283       4.00   Univision Communications, Inc., Replacement
                              First-Lien Term Loan (C-4), 3/1/20                    $     2,231,377
---------------------------------------------------------------------------------------------------
                              Cable & Satellite -- 0.1%
       1,664,625       3.02   Charter Communications Operating LLC, Term F
                              Loan, 1/1/21                                          $     1,672,254
         720,343       3.75   Intelsat Jackson Holdings SA, Tranche B-2 Term
                              Loan, 6/30/19                                                 698,604
                                                                                    ---------------
                                                                                    $     2,370,858
---------------------------------------------------------------------------------------------------
                              Movies & Entertainment -- 0.1%
         408,365       5.00   CDS US Intermediate Holdings, Inc., Initial Term
                              Loan (First Lien), 6/25/22                            $       412,550
       2,074,800       3.31   Live Nation Entertainment, Inc., Term B-2
                              Loan, 10/27/23                                              2,098,142
       3,195,445       3.75   Rovi Solutions Corp., Term B Loan, 7/2/21                   3,224,738
                                                                                    ---------------
                                                                                    $     5,735,430
---------------------------------------------------------------------------------------------------
                              Publishing -- 0.0%+
       1,442,009       3.38   MTL Publishing LLC, Term B-4 Loan, 8/20/22            $     1,452,644
                                                                                    ---------------
                              Total Media                                           $    12,829,324
---------------------------------------------------------------------------------------------------
                              RETAILING -- 0.1%
                              General Merchandise Stores -- 0.0%+
         151,515       3.25   Dollar Tree, Inc., Term B-3 Loan, 7/6/22              $       153,093
---------------------------------------------------------------------------------------------------
                              Specialty Stores -- 0.0%+
       1,149,756       4.00   PetSmart, Inc., Tranche B-2 Loan, 3/10/22             $     1,155,439
---------------------------------------------------------------------------------------------------
                              Automotive Retail -- 0.1%
       1,381,665       3.59   Cooper-Standard Automotive, Inc., Additional
                              Term B-1 Loan, 10/28/23                               $     1,399,800
       1,008,250       4.50   CWGS Group LLC, Term Loan, 11/3/23                          1,018,018
                                                                                    ---------------
                                                                                    $     2,417,818
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

82 Pioneer Bond Fund | Semiannual Report | 12/31/16

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              Homefurnishing Retail -- 0.0%+
       1,667,477       4.50   Serta Simmons Bedding LLC, Initial Term Loan
                              (Second Lien), 10/21/23                               $     1,684,152
                                                                                    ---------------
                              Total Retailing                                       $     5,410,502
---------------------------------------------------------------------------------------------------
                              FOOD, BEVERAGE & TOBACCO -- 0.2%
                              Agricultural Products -- 0.1%
       1,967,900       3.25   Darling International, Inc., Term B USD
                              Loan, 12/19/20                                        $     1,986,965
---------------------------------------------------------------------------------------------------
                              Packaged Foods & Meats -- 0.1%
       3,552,767       4.00   JBS USA LUX SA, 2015 Incremental Term
                              Loan, 9/18/22                                         $     3,586,814
       1,887,433       5.29   Keurig Green Mountain, Inc., Term B USD
                              Loan, 2/10/23                                               1,920,054
          20,755       3.39   Pinnacle Foods Finance LLC, Tranche G Term
                              Loan, 4/29/20                                                  20,955
                                                                                    ---------------
                                                                                    $     5,527,823
                                                                                    ---------------
                              Total Food, Beverage & Tobacco                        $     7,514,788
---------------------------------------------------------------------------------------------------
                              HOUSEHOLD & PERSONAL PRODUCTS -- 0.0%+
                              Personal Products -- 0.0%+
         738,150       4.37   Revlon Consumer Products Corp., Initial Term B
                              Loan, 7/22/23                                         $       746,085
         508,911       5.00   The Nature's Bounty Co., Dollar Term B Loan, 4/27/23          513,841
                                                                                    ---------------
                                                                                    $     1,259,926
                                                                                    ---------------
                              Total Household & Personal Products                   $     1,259,926
---------------------------------------------------------------------------------------------------
                              HEALTH CARE EQUIPMENT & SERVICES -- 0.4%
                              Health Care Supplies -- 0.1%
       2,877,067       5.00   Kinetic Concepts, Inc., Dollar Term F Loan, 11/30/20  $     2,889,294
---------------------------------------------------------------------------------------------------
                              Health Care Services -- 0.0%+
         916,345       4.25   Alliance HealthCare Services, Inc., Initial Term
                              Loan, 6/3/19                                          $       907,182
         182,835       6.50   Ardent Legacy Acquisitions, Inc., Term
                              Loan, 7/31/21                                                 182,949
         247,336       3.50   DaVita HealthCare Partners, Inc., Tranche B
                              Loan (First Lien), 6/19/21                                    250,222
                                                                                    ---------------
                                                                                    $     1,340,353
---------------------------------------------------------------------------------------------------
                              Health Care Facilities -- 0.2%
         504,481       4.16   CHS, Incremental 2018 Term F Loan, 12/31/18           $       497,307
       1,069,174       3.59   CHS, Incremental 2019 Term G Loan, 12/31/19                 1,038,268
       1,967,265       4.00   CHS, Incremental 2021 Term H Loan, 1/27/21                  1,906,491
       1,722,196       4.02   HCA, Inc., Tranche B-6 Term Loan, 3/8/23                    1,744,126

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/16 83

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              Health Care Facilities -- (continued)
         629,507       3.52   HCA, Inc., Tranche B-7 Term Loan, 2/5/24              $       637,095
         544,420       4.25   Kindred Healthcare, Inc., Tranche B Loan (First
                              Lien), 4/10/21                                                544,874
       1,166,188       6.01   Select Medical Corp., Series F Tranche B Term
                              Loan, 3/4/21                                                1,189,511
       1,737,710       5.00   Vizient, Inc., Term B-2 Loan, 2/11/23                       1,767,395
                                                                                    ---------------
                                                                                    $     9,325,067
---------------------------------------------------------------------------------------------------
                              Health Care Technology -- 0.1%
       1,582,961       3.50   Quintiles IMS, Inc., Term B Dollar Loan, 3/17/21      $     1,596,812
                                                                                    ---------------
                              Total Health Care Equipment & Services                $    15,151,526
---------------------------------------------------------------------------------------------------
                              PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                              SCIENCES -- 0.2%
                              Biotechnology -- 0.0%+
         734,655       3.50   Alkermes, Inc., 2021 Term Loan, 9/25/19               $       737,869
---------------------------------------------------------------------------------------------------
                              Pharmaceuticals -- 0.1%
       1,633,500       5.25   Concordia Healthcare Corp., Initial Dollar Term
                              Loan, 10/20/21                                        $     1,283,830
         379,275       3.71   Grifols Worldwide Operations USA, Inc., U.S.
                              Tranche B Term Loam, 4/1/21                                   382,375
         841,349       3.34   Mallinckrodt International Finance SA, Initial
                              Term B Loan, 3/6/21                                           844,579
       1,330,279       3.18   RPI Finance Trust, Term B-5 Term Loan, 10/5/22              1,346,789
         512,927       5.25   Valeant Pharmaceuticals International, Inc.,
                              Series C-2 Tranche B Term Loan, 12/11/19                      513,034
         935,882       5.50   Valeant Pharmaceuticals, Series F-1, 3/11/22                  938,047
                                                                                    ---------------
                                                                                    $     5,308,654
---------------------------------------------------------------------------------------------------
                              Life Sciences Tools & Services -- 0.1%
       1,243,703       6.01   Albany Molecular Research, Inc., Term
                              Loan, 7/14/21                                         $     1,260,804
       1,405,016       3.75   Catalent Pharma Solutions, Dollar Term
                              Loan, 5/20/21                                               1,417,164
                                                                                    ---------------
                                                                                    $     2,677,968
                                                                                    ---------------
                              Total Pharmaceuticals, Biotechnology &
                              Life Sciences                                         $     8,724,491
---------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 0.1%
                              Other Diversified Financial Services -- 0.0%+
         426,452       4.75   Builders FirstSource, Inc., Initial Term Loan,
                              7/31/22                                               $       430,770
       1,209,268       3.64   Fly Funding II Sarl, Loan, 8/9/19                           1,221,361
                                                                                    ---------------
                                                                                    $     1,652,131
---------------------------------------------------------------------------------------------------
                              Specialized Finance -- 0.1%
         218,734       3.70   Avago Technologies Cayman Holdings, Ltd.,
                              Term B-3 Loan, 2/1/23                                 $       222,084

The accompanying notes are an integral part of these financial statements.

84 Pioneer Bond Fund | Semiannual Report | 12/31/16

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              Specialized Finance -- (continued)
       1,469,790       3.50   Trans Union LLC, 2016 Incremental Term B-2
                              Commitment, 4/9/21                                    $     1,481,995
                                                                                    ---------------
                                                                                    $     1,704,079
                                                                                    ---------------
                              Total Diversified Financials                          $     3,356,210
---------------------------------------------------------------------------------------------------
                              INSURANCE -- 0.2%
                              Insurance Brokers -- 0.2%
       1,146,613       4.50   NFP Corp., Term Loan B, 12/9/23                       $     1,159,274
       1,143,690       4.50   National Financial Partners Corp., Tranche B Term
                              Loan (First Lien), 7/1/20                                   1,150,005
       4,490,177       4.25   USI Insurance Services LLC, Term B Loan, 12/30/19           4,513,561
                                                                                    ---------------
                                                                                    $     6,822,840
                                                                                    ---------------
                              Total Insurance                                       $     6,822,840
---------------------------------------------------------------------------------------------------
                              REAL ESTATE -- 0.1%
                              Retail REIT -- 0.0%+
         992,443       4.25   DTZ US Borrower LLC, 2015-1 Additional Term
                              Loan (First Lien), 11/4/21                            $       997,509
---------------------------------------------------------------------------------------------------
                              Specialized REIT -- 0.1%
       1,633,469       5.00   Communications Sales & Leasing, Inc., Term
                              Loan, 10/16/22                                        $     1,654,704
                                                                                    ---------------
                              Total Real Estate                                     $     2,652,213
---------------------------------------------------------------------------------------------------
                              SOFTWARE & SERVICES -- 0.1%
                              IT Consulting & Other Services -- 0.0%+
         478,681       3.27   NXP B.V. (NXP Funding LLC), Tranche F Loan, 12/7/20   $       481,822
         412,366       7.00   TaxAct, Inc., Initial Term Loan, 12/31/22                     415,458
                                                                                    ---------------
                                                                                    $       897,280
---------------------------------------------------------------------------------------------------
                              Data Processing & Outsourced Services -- 0.1%
         217,563       3.76   First Data Corp., 2021C New Dollar Term
                              Loan, 3/24/21                                         $       220,341
       1,282,811       3.76   First Data Corp., 2022C New Dollar Term
                              Loan, 7/10/22                                               1,298,525
                                                                                    ---------------
                                                                                    $     1,518,866
---------------------------------------------------------------------------------------------------
                              Application Software -- 0.0%+
         350,000       6.25   STG-Fairway Acquisitions, Inc., Term Loan (First
                              Lien), 6/30/22                                        $       342,125
                                                                                    ---------------
                              Total Software & Services                             $     2,758,271
---------------------------------------------------------------------------------------------------
                              TECHNOLOGY HARDWARE & EQUIPMENT -- 0.0%+
                              Communications Equipment -- 0.0%+
       1,117,223       3.75   Ciena Corp., Term Loan, 7/15/19                       $     1,124,206
         105,957       3.31   CommScope, Inc., Tranche 4 Term Loan, 1/14/18                 106,520
                                                                                    ---------------
                                                                                    $     1,230,726
                                                                                    ---------------
                              Total Technology Hardware & Equipment                 $     1,230,726
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/16 85

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              SEMICONDUCTORS & SEMICONDUCTOR
                              EQUIPMENT -- 0.1%
                              Semiconductor Equipment -- 0.0%+
       1,107,338       3.09   Sensata Technologies BV, Sixth Amendment
                              Term Loan, 10/14/21                                   $     1,116,248
---------------------------------------------------------------------------------------------------
                              Semiconductors -- 0.1%
         396,957       3.75   Microsemi Corp., Closing Date Term B
                              Loan, 12/17/22                                        $       401,547
       1,720,688       3.90   On Semiconductor Corp., Term Loan (First
                              Lien), 3/31/23                                              1,743,390
                                                                                    ---------------
                                                                                    $     2,144,937
                                                                                    ---------------
                              Total Semiconductors & Semiconductor Equipment        $     3,261,185
---------------------------------------------------------------------------------------------------
                              TELECOMMUNICATION SERVICES -- 0.1%
                              Integrated Telecommunication Services -- 0.1%
       1,143,313       4.00   Cincinnati Bell, Inc., Tranche B Term Loan, 9/10/20   $     1,149,148
       1,193,429       4.68   GCI Holdings, Inc., New Term B Loan (2016), 2/2/22          1,195,666
                                                                                    ---------------
                                                                                    $     2,344,814
---------------------------------------------------------------------------------------------------
                              Wireless Telecommunication Services -- 0.0%+
       1,853,687       3.88   Altice US Finance I Corp., 2016 Refinancing Term
                              Loan, 10/25/24                                        $     1,878,016
                                                                                    ---------------
                              Total Telecommunication Services                      $     4,222,830
---------------------------------------------------------------------------------------------------
                              UTILITIES -- 0.2%
                              Electric Utilities -- 0.1%
       1,674,351       3.09   Calpine Construction Finance Co. LP, Term B-1
                              Loan, 5/3/20                                          $     1,676,444
         947,747       5.00   TPF II Power, LLC, Term Loan, 10/2/21                         957,698
         415,194       5.00   Vistra Operations Co., LLC, Initial Term C Loan,
                              8/4/23                                                        420,968
       1,820,466       5.00   Vistra Operations Co., LLC, Initial Term Loan,
                              8/4/23                                                      1,837,533
                                                                                    ---------------
                                                                                    $     4,892,643
---------------------------------------------------------------------------------------------------
                              Independent Power Producers & Energy
                              Traders -- 0.1%
       1,000,000       5.00   Dynegy, Inc., Term Loan, 6/27/23                      $     1,013,929
         291,025       4.00   Dynegy, Inc., Tranche B-2 Term Loan, 4/23/20                  292,510
       1,299,116       3.50   NRG Energy, Inc., Term Loan, 6/30/23                        1,314,138
                                                                                    ---------------
                                                                                    $     2,620,577
                                                                                    ---------------
                              Total Utilities                                       $     7,513,220
---------------------------------------------------------------------------------------------------
                              TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                              (Cost $130,462,286)                                   $   133,169,445
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

86 Pioneer Bond Fund | Semiannual Report | 12/31/16

---------------------------------------------------------------------------------------------------
Principal          Floating
Amount ($)         Rate (b)                                                         Value
---------------------------------------------------------------------------------------------------
                              TEMPORARY CASH INVESTMENTS -- 1.6%
                              Repurchase Agreements -- 1.0%
      19,210,000              $19,210,000 ScotiaBank, 0.50%, dated 12/30/16
                              plus accrued interest on 1/3/17
                              collateralized by the following
                              $15,114,900 Freddie Mac Giant, 2.5%, 6/1/31
                              $4,295,385 Federal National Mortgage
                              Association (ARM), 2.688%, 6/1/42
                              $185,004 Government National Mortgage
                              Association, 2.0%, 3/20/42                            $    19,210,000
      22,120,000              $22,120,000 RBC Capital Markets LLC, 0.43%,
                              dated 12/30/16 plus accrued interest on 1/3/17
                              collateralized by the following:
                              $293,345 Freddie Mac Giant, 3.0% --
                              3.5%, 12/1/46
                              $8,946,268 Federal Home Loan Mortgage Corp.,
                              2.758% -- 3.352%, 1/1/37-9/1/41
                              $2,631,995 Federal National Mortgage
                              Association (ARM), 2.638% -- 3.71%,
                              1/1/41 -- 5/1/41
                              $8,159,025 Federal National Mortgage
                              Association, 3.5% -- 4.0%, 5/1/44-12/1/46
                              $2,531,767 Government National Mortgage
                              Association, 3.5%, 9/20/46                                 22,120,000
                                                                                    ---------------
                                                                                    $    41,330,000
---------------------------------------------------------------------------------------------------
                              Commercial Paper -- 0.1%
       5,250,000              Prudential Funding Corp., Commercial
                              Paper, 1/3/17 (c)                                     $     5,249,733
---------------------------------------------------------------------------------------------------
                              Certificates of Deposit -- 0.5%
      10,186,000       1.16   Skandinaviska Enskilda Banken, Floating Rate
                              Note, 12/24/17                                        $    10,194,778
      10,600,000       1.26   Sumitomo Mitsui, Floating Rate Note, 11/1/16               10,608,118
                                                                                    ---------------
                                                                                    $    20,802,896
---------------------------------------------------------------------------------------------------
                              TOTAL TEMPORARY CASH INVESTMENTS
                              (Cost $67,365,848)                                    $    67,382,629
---------------------------------------------------------------------------------------------------
                              TOTAL INVESTMENT IN SECURITIES -- 104.4%
                              (Cost $4,360,409,143) (a)                             $ 4,360,258,690
---------------------------------------------------------------------------------------------------
                              OTHER ASSETS & LIABILITIES -- (4.4)%                  $  (182,939,014)
---------------------------------------------------------------------------------------------------
                              NET ASSETS -- 100.0%                                  $ 4,177,319,676
===================================================================================================

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/16 87

REIT        Real Estate Investment Trust.

+           Rounds to less than 0.01%.

(Perpetual) Security with no stated maturity date.

(ARM)       Adjustable Rate Mortgage.

(Cat Bond)  Catastrophe or event linked bond. At December 31, 2016 the value of these securities amounted to $102,631,190 or 2.5% of net assets. See Notes to Financial Statements -- 1F.

REMICS      Real Estate Mortgage Investment Conduits.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

(TBA)       "To Be Announced" Securities.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 30, 2016, the value of these securities amounted to $1,189,245,074 or 28.5% of net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major U.S. banks,
            (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At December 31, 2016, the net unrealized depreciation on investments based on cost for federal income tax purposes of $4,366,718,399 was as follows:

               Aggregate gross unrealized appreciation for all investments in
                which there is an excess of value over tax cost                $ 45,472,089

               Aggregate gross unrealized depreciation for all investments in
                which there is an excess of tax cost over value                 (51,931,798)
                                                                               ------------
               Net unrealized depreciation                                     $ (6,459,709)
                                                                               ============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security issued with a zero coupon. Income is earned through accretion of discount.

(d) Security is valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers). See Notes to Financial Statements -- Note 1A.

(e) Structured reinsurance investment. At December 31, 2016, the value of these securities amounted to $65,897,677 or 1.6% of net assets. See Notes to Financial Statements -- Note 1F.

(f)         Rate to be determined.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended December 31, 2016 were as follows:

            --------------------------------------------------------------------
                                                    Purchases       Sales
            --------------------------------------------------------------------
            Long-Term U.S. Government Securities    $280,906,435    $117,953,650
            Other Long-Term Securities               726,264,381     831,740,759

The accompanying notes are an integral part of these financial statements.

88 Pioneer Bond Fund | Semiannual Report | 12/31/16

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Pioneer Investment Management, Inc. serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended December 31, 2016, the Fund engaged in purchases and sales pursuant to these procedures amounting to $91,277,110 and $7,937,725, respectively, resulting in a net realized gain
(loss) of $94,838.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2016, in valuing the Fund's assets:

-------------------------------------------------------------------------------------------------
                                     Level 1       Level 2            Level 3      Total
-------------------------------------------------------------------------------------------------
Convertible Preferred Stock          $24,268,924   $              --  $        --  $   24,268,924
Asset Backed Securities                       --         175,735,744           --     175,735,744
Collateralized Mortgage Obligations           --         841,254,351           --     841,254,351
Corporate Bonds
   Diversified Financials
      Other Diversified Financial
         Services                             --          13,613,533    1,246,369      14,859,902
   Insurance
      Reinsurance                             --          89,865,080   71,161,687     161,026,767
   All Other Corporate Bonds                  --       1,332,431,114           --   1,332,431,114
U.S. Government Agency Obligations            --       1,555,944,926           --   1,555,944,926
Foreign Government Bonds                      --           5,761,487           --       5,761,487
Municipal Bonds                               --          48,423,401           --      48,423,401
Senior Floating Rate Loan Interests           --         133,169,445           --     133,169,445
Commercial Paper                              --           5,249,733           --       5,249,733
Repurchase Agreements                         --          41,330,000           --      41,330,000
Certificates of Deposit                       --          20,802,896           --      20,802,896
-------------------------------------------------------------------------------------------------
Total                                $24,268,924   $   4,263,581,710  $72,408,056  $4,360,258,690
=================================================================================================
Other Financial Instruments
Net unrealized depreciation
   on Futures Contracts              $ 4,182,036   $              --  $        --  $    4,182,036
-------------------------------------------------------------------------------------------------
Total Other Financial
   Instruments                       $ 4,182,036   $              --  $        --  $    4,182,036
=================================================================================================

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/16 89

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

--------------------------------------------------------------------------------
                                                                    Corporate
                                                                    Bonds
--------------------------------------------------------------------------------
Balance as of 6/30/16                                               $61,501,798
Realized gain (loss)(1)                                                   2,055
Change in unrealized appreciation (depreciation)(2)                   3,995,894
Net purchases                                                        13,770,962
Net sales(3)                                                         (6,862,653)
Transfers in between Level 3*                                                --
--------------------------------------------------------------------------------
Balance as of 12/31/16                                              $72,408,056
================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(3)  Amount represents return of capital on Insurance-Linked Securities.

*    Transfers are calculated on the beginning of period values.

     During the six months ended December 31, 2016, there were no transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of investments
     still held as of 12/31/16                                             $4,152,059
                                                                           ----------

The accompanying notes are an integral part of these financial statements.

90 Pioneer Bond Fund | Semiannual Report | 12/31/16

Statement of Assets and Liabilities | 12/31/16 (unaudited)

ASSETS:
   Investment in securities (cost $4,360,409,143)                      $4,360,258,690
   Cash                                                                    77,793,497
   Restricted cash*                                                         5,901,702
   Receivables --
      Investment securities sold                                           42,147,538
      Fund shares sold                                                     28,726,511
      Interest                                                             23,329,645
      Due from Pioneer Investment Management, Inc.                            496,794
      Futures receivable                                                      252,171
   Other assets                                                               136,116
--------------------------------------------------------------------------------------
         Total Assets                                                  $4,539,042,664
======================================================================================
LIABILITIES:
   Payables --
      Investment securities purchased                                  $  314,955,098
      Fund shares repurchased                                              40,349,127
      Dividends                                                             3,610,574
   Variation margin on futures contracts                                    1,077,313
   Due to affiliates                                                          186,186
   Accrued expenses                                                         1,544,690
--------------------------------------------------------------------------------------
          Total Liabilities                                            $  361,722,988
======================================================================================
NET ASSETS:
   Paid-in capital                                                     $4,190,362,655
   Distributions in excess of net investment income                       (10,813,572)
   Accumulated net realized loss on investments and futures contracts      (6,260,990)
   Net unrealized depreciation on investments                                (150,453)
   Net unrealized appreciation on futures contracts                         4,182,036
--------------------------------------------------------------------------------------
         Net Assets                                                    $4,177,319,676
======================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $1,186,677,093/123,323,737 shares)                $         9.62
   Class C (based on $119,281,758/12,537,376 shares)                   $         9.51
   Class K (based on $388,716,491/40,412,269 shares)                   $         9.62
   Class R (based on $166,500,268/17,147,913 shares)                   $         9.71
   Class Y (based on $2,316,144,066/242,989,033 shares)                $         9.53
MAXIMUM OFFERING PRICE:
   Class A ($9.62 / 95.5% )                                            $        10.07
======================================================================================

* Represents restricted cash deposited at the counterparty for derivative contracts.

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/16 91

Statement of Operations (unaudited)

For the Six Months Ended 12/31/16

INVESTMENT INCOME:
   Interest                                                    $  67,087,296
   Dividends                                                         525,931
---------------------------------------------------------------------------------------------
         Total investment income                                               $  67,613,227
=============================================================================================
EXPENSES:
   Management fees                                             $   8,233,886
   Transfer agent fees
      Class A                                                      1,660,615
      Class C                                                         73,912
      Class K                                                          1,071
      Class R                                                        220,347
      Class Y                                                      1,482,420
   Distribution fees
      Class A                                                      1,503,083
      Class C                                                        664,537
      Class R                                                        408,885
   Shareholder communications expense                                 33,198
   Administrative expense                                            655,988
   Custodian fees                                                    145,565
   Registration fees                                                 187,272
   Professional fees                                                  92,480
   Printing expense                                                   34,027
   Fees and expenses of nonaffiliated Trustees                        93,263
   Miscellaneous                                                     243,271
---------------------------------------------------------------------------------------------
         Total expenses                                                        $  15,733,820
         Less fees waived and expenses reimbursed
            by Pioneer Investment Management, Inc.                                (1,270,433)
---------------------------------------------------------------------------------------------
         Net expenses                                                          $  14,463,387
---------------------------------------------------------------------------------------------
            Net investment income                                              $  53,149,840
---------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FUTURES CONTRACTS:
   Net realized gain (loss) on:
      Investments                                              $  16,284,783
      Futures contracts                                           10,339,991   $  26,624,774
---------------------------------------------------------------------------------------------
   Change in net unrealized appreciation (depreciation) on:
      Investments                                              $ (95,375,043)
      Futures contracts                                           21,484,834   $ (73,890,209)
---------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments and
      futures contracts                                                        $ (47,265,435)
---------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                        $   5,884,405
=============================================================================================

The accompanying notes are an integral part of these financial statements.

92 Pioneer Bond Fund | Semiannual Report | 12/31/16

Statements of Changes in Net Assets

---------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended
                                                            12/31/16         Year Ended
                                                            (unaudited)      6/30/16
---------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                       $   53,149,840   $    93,820,785
Net realized gain (loss) on investments, futures contracts
   and swap contracts                                           26,624,774        (6,243,404)
Change in net unrealized appreciation (depreciation)
   on investments, futures contracts and swap contracts        (73,890,209)       59,491,707
---------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations  $    5,884,405   $   147,069,088
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.15 and $0.27 per share, respectively)     $  (18,747,182)  $   (30,130,801)
      Class C ($0.12 and $0.20 per share, respectively)         (1,576,036)       (2,503,533)
      Class K ($0.17 and $0.31 per share, respectively)         (6,533,751)       (8,577,930)
      Class R ($0.14 and $0.25 per share, respectively)         (2,354,580)       (3,514,545)
      Class Y ($0.17 and $0.29 per share, respectively)        (38,436,789)      (56,701,826)
      Class Z* ($0.00 and $0.03 per share, respectively)                --          (184,669)
Net realized gains
      Class A ($0.00 and $0.02 per share, respectively)                 --        (2,297,989)
      Class C ($0.00 and $0.02 per share, respectively)                 --          (256,680)
      Class K ($0.00 and $0.02 per share, respectively)                 --          (632,921)
      Class R ($0.00 and $0.02 per share, respectively)                 --          (289,802)
      Class Y ($0.00 and $0.02 per share, respectively)                 --        (3,842,000)
---------------------------------------------------------------------------------------------
      Total distributions to shareowners                    $  (67,648,338)  $  (108,932,696)
---------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS
Net proceeds from sale or exchange of shares                $  860,272,534   $ 1,673,600,863
Shares issued in reorganization                                         --       103,289,215
Reinvestment of distributions                                   51,996,631        82,738,583
Cost of shares repurchased                                    (618,312,826)   (1,113,066,216)
---------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
         Fund share transactions                            $  293,956,339   $   746,562,445
---------------------------------------------------------------------------------------------
      Net increase in net assets                            $  232,192,406   $   784,698,837
NET ASSETS:
Beginning of period                                         $3,945,127,270   $ 3,160,428,433
---------------------------------------------------------------------------------------------
End of period                                               $4,177,319,676   $ 3,945,127,270
---------------------------------------------------------------------------------------------
Undistributed (distributions in excess of)
   net investment income                                    $  (10,813,572)  $     3,684,926
=============================================================================================

*    Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/16 93

------------------------------------------------------------------------------------------------
                                  Six Months    Six Months
                                  Ended         Ended
                                  12/31/16      12/31/16            Year Ended    Year Ended
                                  Shares        Amount              6/30/16       6/30/16
                                  (unaudited)   (unaudited)         Shares        Amount
------------------------------------------------------------------------------------------------
Class A
Shares sold                        19,966,849   $    195,120,799     39,520,516   $ 381,082,323
Shares issued in reorganization            --                 --      8,687,202      83,223,137
Reinvestment of distributions       1,357,929         13,239,826      2,429,101      23,363,971
Less shares repurchased           (18,636,607)      (181,842,109)   (37,895,940)   (364,153,575)
------------------------------------------------------------------------------------------------
      Net increase                  2,688,171   $     26,518,516     12,740,879   $ 123,515,856
================================================================================================
Class C
Shares sold                           969,095   $      9,373,937      3,590,552   $  34,068,700
Shares issued in reorganization            --                 --      1,566,042      14,846,083
Reinvestment of distributions         103,476            997,416        171,403       1,630,270
Less shares repurchased            (2,444,041)       (23,466,959)    (3,349,111)    (31,797,823)
------------------------------------------------------------------------------------------------
      Net increase (decrease)      (1,371,470)  $    (13,095,606)     1,978,886   $  18,747,230
================================================================================================
Class K
Shares sold                         9,898,567   $     96,741,440     22,645,768   $ 217,799,806
Reinvestment of distributions         330,413          3,219,513        418,685       4,026,426
Less shares repurchased            (4,658,204)       (45,514,447)    (6,730,820)    (64,517,198)
------------------------------------------------------------------------------------------------
      Net increase                  5,570,776   $     54,446,506     16,333,633   $ 157,309,034
================================================================================================
Class R
Shares sold                         3,117,023   $     30,693,371      7,857,134   $  76,161,586
Reinvestment of distributions         190,141          1,870,389        332,632       3,227,431
Less shares repurchased            (2,002,845)       (19,733,775)    (4,303,242)    (41,715,627)
------------------------------------------------------------------------------------------------
      Net increase                  1,304,319   $     12,829,985      3,886,524   $  37,673,390
================================================================================================
Class Y
Shares sold                        54,744,846   $    528,342,987    101,127,077   $ 963,277,766
Shares issued in reorganization            --                 --        550,053       5,219,995
Reinvestment of distributions       3,382,380         32,669,487      5,283,365      50,341,027
Less shares repurchased           (36,019,368)      (347,755,536)   (57,493,210)   (547,987,984)
------------------------------------------------------------------------------------------------
      Net increase                 22,107,858   $    213,256,938     49,467,285   $ 470,850,804
================================================================================================
Class Z*
Shares sold                                --   $             --        125,036   $   1,210,682
Reinvestment of distributions              --                 --         15,392         149,458
Less shares repurchased                    --                 --     (6,477,629)    (62,894,009)
------------------------------------------------------------------------------------------------
      Net decrease                         --   $             --     (6,337,201)  $ (61,533,869)
================================================================================================

*    Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

94 Pioneer Bond Fund | Semiannual Report | 12/31/16

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months
                                                          Ended          Year           Year         Year       Year       Year
                                                          12/31/16       Ended          Ended        Ended      Ended      Ended
                                                          (unaudited)    6/30/16        6/30/15      6/30/14    6/30/13    6/30/12
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                      $     9.76     $     9.68     $     9.88   $   9.67   $   9.73   $   9.66
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                            $     0.12(a)  $     0.25(a)  $     0.27   $   0.35   $   0.38   $   0.42
  Net realized and unrealized gain (loss) on investments       (0.11)          0.12          (0.14)      0.24      (0.07)      0.13
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations        $     0.01     $     0.37     $     0.13   $   0.59   $   0.31   $   0.55
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                   $    (0.15)    $    (0.27)    $    (0.29)  $  (0.38)  $  (0.37)  $  (0.43)
  Net realized gain                                               --          (0.02)         (0.04)        --         --      (0.05)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                       $    (0.15)    $    (0.29)    $    (0.33)  $  (0.38)  $  (0.37)  $  (0.48)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                $    (0.14)    $     0.08     $    (0.20)  $   0.21   $  (0.06)  $   0.07
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $     9.62     $     9.76     $     9.68   $   9.88   $   9.67   $   9.73
====================================================================================================================================
Total return*                                                   0.13%          3.93%          1.32%      6.19%      3.21%      5.91%
Ratio of net expenses to average net assets                     0.85%**        0.85%          0.85%      0.85%      0.85%      0.85%
Ratio of net investment income (loss) to average net
  assets                                                        2.43%**        2.58%          2.68%      3.52%      3.77%      4.35%
Portfolio turnover rate                                           48%**          43%            81%        41%        28%        21%
Net assets, end of period (in thousands)                  $1,186,677     $1,177,941     $1,044,659   $706,962   $565,569   $453,772
Ratios with no waiver of fees and assumption of
  expenses by
  PIM and no reduction for fees paid indirectly:
  Total expenses to average net assets                          1.00%**        0.98%          0.93%      1.00%      1.01%      1.03%
  Net investment income (loss) to average net assets            2.29%**        2.45%          2.60%      3.37%      3.61%      4.17%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/16 95

------------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months
                                                          Ended          Year           Year         Year       Year       Year
                                                          12/31/16       Ended          Ended        Ended      Ended      Ended
                                                          (unaudited)    6/30/16        6/30/15      6/30/14    6/30/13    6/30/12
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                      $     9.66     $     9.57     $     9.77   $   9.57   $   9.63   $   9.55
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                            $     0.08(a)  $     0.17(a)  $     0.19   $   0.26   $   0.29   $   0.33
  Net realized and unrealized gain (loss) on investments       (0.11)          0.14          (0.14)      0.23      (0.06)      0.15
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations        $    (0.03)    $     0.31     $     0.05   $   0.49   $   0.23   $   0.48
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                   $    (0.12)    $    (0.20)    $    (0.21)  $  (0.29)  $  (0.29)  $  (0.35)
  Net realized gain                                               --          (0.02)         (0.04)        --         --      (0.05)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                       $    (0.12)    $    (0.22)    $    (0.25)  $  (0.29)  $  (0.29)  $  (0.40)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                $    (0.15)    $     0.09     $    (0.20)  $   0.20   $  (0.06)  $   0.08
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $     9.51     $     9.66     $     9.57   $   9.77   $   9.57   $   9.63
====================================================================================================================================
Total return*                                                  (0.35)%         3.28%          0.49%      5.20%      2.33%      5.12%
Ratio of net expenses to average net assets                     1.59%**        1.60%          1.63%      1.73%      1.72%      1.73%
Ratio of net investment income (loss) to average net
  assets                                                        1.69%**        1.84%          1.89%      2.69%      2.93%      3.47%
Portfolio turnover rate                                           48%**          43%            81%        41%        28%        21%
Net assets, end of period (in thousands)                  $  119,282     $  134,299     $  114,222   $ 73,224   $ 87,763   $ 93,737
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

96 Pioneer Bond Fund | Semiannual Report | 12/31/16

-----------------------------------------------------------------------------------------------------------------------------
                                                          Six Months
                                                          Ended          Year           Year         Year       12/20/12
                                                          12/31/16       Ended          Ended        Ended      to
                                                          (unaudited)    6/30/16        6/30/15      6/30/14    6/30/13
-----------------------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                      $     9.76     $     9.68     $     9.87   $   9.67   $   9.94
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                            $     0.14(b)  $     0.29(b)  $     0.30   $   0.40   $   0.20
  Net realized and unrealized gain (loss) on investments       (0.11)          0.12          (0.13)      0.20      (0.26)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations        $     0.03     $     0.41     $     0.17   $   0.60   $  (0.06)
-----------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                   $    (0.17)    $    (0.31)    $    (0.32)  $  (0.40)  $  (0.21)
  Net realized gain                                               --          (0.02)         (0.04)        --         --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                       $    (0.17)    $    (0.33)    $    (0.36)  $  (0.40)  $  (0.21)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                $    (0.14)    $     0.08     $    (0.19)  $   0.20   $  (0.27)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $     9.62     $     9.76     $     9.68   $   9.87   $   9.67
=============================================================================================================================
Total return*                                                   0.32%          4.32%          1.80%      6.37%     (0.61)%(a)
Ratio of net expenses to average net assets                     0.47%**        0.47%          0.47%      0.56%      0.57%**
Ratio of net investment income (loss) to average net
  assets                                                        2.81%**        2.98%          3.03%      3.59%      3.86%**
Portfolio turnover rate                                           48%**          43%            81%        41%        28%
Net assets, end of period (in thousands)                  $  388,716     $  340,096     $  179,135   $  4,398   $     10
=============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a)  Not Annualized.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/16 97

------------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months
                                                          Ended          Year           Year         Year       Year       Year
                                                          12/31/16       Ended          Ended        Ended      Ended      Ended
                                                          (unaudited)    6/30/16        6/30/15      6/30/14    6/30/13    6/30/12
------------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                      $     9.85     $     9.77     $     9.97   $   9.76   $   9.82   $   9.74
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                            $     0.11(a)  $     0.23(a)  $     0.25   $   0.32   $   0.34   $   0.39
  Net realized and unrealized gain (loss) on investments       (0.11)          0.12          (0.15)      0.23      (0.06)      0.14
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations        $       --     $     0.35     $     0.10   $   0.55   $   0.28   $   0.53
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                   $    (0.14)    $    (0.25)    $    (0.26)  $  (0.34)  $  (0.34)  $  (0.40)
  Net realized gain                                               --          (0.02)         (0.04)        --         --      (0.05)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                       $    (0.14)    $    (0.27)    $    (0.30)  $  (0.34)  $  (0.34)  $  (0.45)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                $    (0.14)    $     0.08     $    (0.20)  $   0.21   $  (0.06)  $   0.08
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $     9.71     $     9.85     $     9.77   $   9.97   $   9.76   $   9.82
====================================================================================================================================
Total return*                                                   0.02%          3.66%          1.06%      5.75%      2.80%      5.58%
Ratio of net expenses to average net assets                     1.10%**        1.10%          1.10%      1.25%      1.25%      1.25%
Ratio of net investment income (loss) to average net
  assets                                                        2.18%**        2.33%          2.43%      3.12%      3.36%      3.94%
Portfolio turnover rate                                           48%**          43%            81%        41%        28%        21%
Net assets, end of period (in thousands)                  $  166,500     $  156,110     $  116,815   $ 48,264   $ 31,169   $ 23,892
Ratios with no waiver of fees and assumption of expenses
  by
  PIM and no reduction for fees paid indirectly:
  Total expenses to average net assets                          1.24%**        1.21%          1.21%      1.32%      1.35%      1.35%
  Net investment income (loss) to average net assets            2.04%**        2.22%          2.32%      3.05%      3.26%      3.84%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

98 Pioneer Bond Fund | Semiannual Report | 12/31/16

------------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months
                                                          Ended          Year           Year         Year       Year       Year
                                                          12/31/16       Ended          Ended        Ended      Ended      Ended
                                                          (unaudited)    6/30/16        6/30/15      6/30/14    6/30/13    6/30/12
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                      $     9.67     $     9.59     $     9.79   $   9.58   $   9.65   $   9.57
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                            $     0.13(a)  $     0.27(a)  $     0.30   $   0.36   $   0.39   $   0.44
  Net realized and unrealized gain (loss) on investments       (0.10)          0.12          (0.15)      0.24      (0.07)      0.14
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations        $     0.03     $     0.39     $     0.15   $   0.60   $   0.32   $   0.58
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                   $    (0.17)    $    (0.29)    $    (0.31)  $  (0.39)  $  (0.39)  $  (0.45)
  Net realized gain                                               --          (0.02)         (0.04)        --         --      (0.05)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                       $    (0.17)    $    (0.31)    $    (0.35)  $  (0.39)  $  (0.39)  $  (0.50)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                $    (0.14)    $     0.08     $    (0.20)  $   0.21   $  (0.07)  $   0.08
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $     9.53     $     9.67     $     9.59   $   9.79   $   9.58   $   9.65
====================================================================================================================================
Total return*                                                   0.26%          4.22%          1.59%      6.41%      3.34%      6.27%
Ratio of net expenses to average net assets                     0.58%**        0.58%          0.58%      0.66%      0.66%      0.65%
Ratio of net investment income (loss) to average net
  assets                                                        2.70%**        2.85%          2.95%      3.72%      3.97%      4.55%
Portfolio turnover rate                                           48%**          43%            81%        41%        28%        21%
Net assets, end of period (in thousands)                  $2,316,144     $2,136,681     $1,644,161   $871,801   $916,182   $847,072
Ratios with no waiver of fees and assumption of expenses
  by
  PIM and no reduction for fees paid indirectly:
  Total expenses to average net assets                          0.60%**        0.59%          0.58%      0.66%      0.66%      0.65%
  Net investment income (loss) to average net assets            2.68%**        2.84%          2.95%      3.72%      3.97%      4.55%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/16 99

Notes to Financial Statements | 12/31/16 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Bond Fund (the Fund) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek current income consistent with preservation of capital.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Class Z shares were converted to Class Y shares on August 7, 2015. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

100 Pioneer Bond Fund | Semiannual Report | 12/31/16

     Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealer association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

                            Pioneer Bond Fund | Semiannual Report | 12/31/16 101

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

     Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At December 31, 2016, one security was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model) representing less than 0.1% of net assets.

B.   Investment Income and Transactions

     Principal amounts of mortgage-backed securities, asset-backed securities and corporate bonds are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

102 Pioneer Bond Fund | Semiannual Report | 12/31/16

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of June 30, 2016, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended June 30, 2016 was as follows:

     ---------------------------------------------------------------------------
                                                                            2016
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                $101,613,304
     Long-term capital gain                                            7,319,392
     ---------------------------------------------------------------------------
          Total                                                     $108,932,696
     ===========================================================================

                            Pioneer Bond Fund | Semiannual Report | 12/31/16 103

     The following shows the components of distributable earnings on a federal income tax basis at June 30, 2016:

     ---------------------------------------------------------------------------
                                                                           2016
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                 $  8,887,736
     Capital Loss Carryforward                                      (47,095,232)
     Current year dividends payable                                  (1,986,884)
     Net unrealized appreciation                                     88,915,334
     ---------------------------------------------------------------------------
          Total                                                    $ 48,720,954
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the tax treatment of premium and amortization and the mark-to-market of futures contracts.

D.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $34,894 in underwriting commissions on the sale of Class A shares during the six months ended December 31, 2016.

E.   Class Allocations

     Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C, and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent, for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

104 Pioneer Bond Fund | Semiannual Report | 12/31/16

F.   Insurance-Linked Securities (ILS)

     The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of an event-linked bond occurs, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments and therefore the Fund's assets are placed at greater risk of loss than if PIM had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

                            Pioneer Bond Fund | Semiannual Report | 12/31/16 105

G.   Risks

     Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at December 31, 2016 was $5,985,450 and is included in "Restricted Cash" in the Statement of Assets and Liabilities. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the six months ended December 31, 2016 was $(623,080,913).

106 Pioneer Bond Fund | Semiannual Report | 12/31/16

     At December 31, 2016, open futures contracts were as follows:

     --------------------------------------------------------------------------------------------
                                              Number of
                                              Contracts                            Unrealized
                                              Long/     Settlement                 Appreciation
     Description               Counterparty   (Short)   Month      Value           (Depreciation)
     --------------------------------------------------------------------------------------------
     U.S. Long Bond (CBT)      Citibank NA      451     3/17       $   67,945,969   $ (325,569)
     U.S. Ultra Bond (CBT)     Citibank NA      204     3/17           32,691,000      580,942
     U.S. 10 Year Ultra
        Bond (CBT)             Citibank NA       598    3/17           80,169,375     (109,437)
     U.S. 10 Year Note (CBT)   Citibank NA    (5,731)   3/17         (712,255,844)   3,959,144
     U.S. 2 Year Note (CBT)    Citibank NA       745    3/17          161,432,188      (32,731)
     U.S. 5 Year Note (CBT)    Citibank NA      (216)   3/17          (25,415,438)     109,687
     --------------------------------------------------------------------------------------------
        Total                                                       $(395,432,750)  $4,182,036
     ============================================================================================

I.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities. Open repurchase agreements at December 31, 2016 are listed at the end of the Schedule of Investments.

J.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event on an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may sell or buy credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result

                            Pioneer Bond Fund | Semiannual Report | 12/31/16 107 in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

     When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

     There were no open credit default swap contracts as of December 31, 2016. The average value of swap contracts open during the six months ended December 31, 2016 was $51,498.

108 Pioneer Bond Fund | Semiannual Report | 12/31/16

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.40% of the Fund's average daily net assets. For the six months ended December 31, 2016, the effective management fee (excluding waivers and/or assumption of expenses) was equal to 0.40% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.85%, 1.10%, and 0.58% of the average daily net assets attributable to Class A, Class R and Class Y shares, respectively. Fees waived and expenses reimbursed during the six months ended December 31, 2016 are reflected on the Statement of Operations. These expense limitations are in effect through November 1, 2018. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the dates referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $145,346 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2016.

3. Transfer Agent

Boston Financial Data Services serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended December 31, 2016, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                  $ 8,781
Class C                                                                    5,239
Class K                                                                    1,608
Class R                                                                       68
Class Y                                                                   17,502
--------------------------------------------------------------------------------
  Total                                                                  $33,198
================================================================================

                            Pioneer Bond Fund | Semiannual Report | 12/31/16 109

4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $41,040 in distribution fees payable to PFD at December 31, 2016.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class K, Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSC are paid to PFD. For the six months ended December 31, 2016, CDSC in the amount of $5,263 were paid to PFD.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 9, 2016 was in the amount of $240 million. As of February 10, 2016, the facility is in the amount of $220 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or

110 Pioneer Bond Fund | Semiannual Report | 12/31/16 the alternate base rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the federal funds rate on the borrowing date and (c) 2% plus the overnight eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. During the six months ended December 31, 2016, the Fund had no borrowings under the credit agreement.

6. Additional Disclosures about Derivative Instruments and Hedging Activities:

The Fund's use of derivatives subjects it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at December 31, 2016 was as follows:

--------------------------------------------------------------------------------------------------
                                                          Foreign
Statement of Assets       Interest                        Exchange           Equity      Commodity
and Liabilities           Rate Risk        Credit Risk    Rate Risk          Risk        Risk
--------------------------------------------------------------------------------------------------
Assets
Net unrealized
 appreciation on
 futures contracts*       $4,182,036       $ --           $ --               $ --        $ --
--------------------------------------------------------------------------------------------------
   Total Value            $4,182,036       $ --           $ --               $ --        $ --
==================================================================================================

*    Reflects net unrealized appreciation/depreciation of futures contracts (see
     Note 1H). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.

                            Pioneer Bond Fund | Semiannual Report | 12/31/16 111

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at December 31, 2016 was as follows:

--------------------------------------------------------------------------------
                                                Foreign
Statement of          Interest      Credit      Exchange    Equity     Commodity
Operations            Rate Risk     Risk        Rate Risk   Risk       Risk
--------------------------------------------------------------------------------
Net realized
 gain (loss)
 Futures contracts    $ 10,339,991  $ --        $ --        $ --       $ --
--------------------------------------------------------------------------------
  Total Value         $ 10,339,991  $ --        $ --        $ --       $ --
================================================================================
Change in net
 unrealized
 appreciation
 (depreciation) on
 Futures contracts    $(21,484,834) $ --        $ --        $ --       $ --
--------------------------------------------------------------------------------
  Total Value         $(21,484,834) $ --        $ --        $ --       $ --
================================================================================

7. Reorganization Information

On March 18, 2016 ("Closing Date"), Pioneer Government Income Fund (the "predecessor fund") was reorganized into the Fund. The purpose of this transaction was to combine two funds (managed by PIM) with similar investment objectives.

This tax-free reorganization was accomplished by exchanging the assets and liabilities of the predecessor fund for shares of the Fund. Shareowners holding Class A, Class C and Class Y of the predecessor fund received Class A, Class C and Class Y shares of the Fund, respectively, in the reorganization. The investment portfolio of the predecessor fund, with an aggregate value of $100,781,776 and an identified cost of $96,686,438 at March 18, 2016, was the principal asset acquired by the Fund.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at net asset value, however, the cost basis of the investments received from the predecessor fund was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareowners for tax reporting purposes.

112 Pioneer Bond Fund | Semiannual Report | 12/31/16

The following charts shows the details of the reorganization as of the Closing
Date:

-------------------------------------------------------------------------------------------
                        Pioneer Government
                        Income Fund            Pioneer Bond Fund      Pioneer Bond Fund
                        (Pre-Reorganization)   (Pre-Reorganization)   (Post-Reorganization)
-------------------------------------------------------------------------------------------
Net Assets
Class A                 $ 83,223,137           $1,052,667,521         $1,135,890,658
Class C                   14,846,083              117,661,581            132,507,664
Class K                           --              311,330,352            311,330,352
Class R                           --              146,651,259            146,651,259
Class Y                    5,219,995            1,927,283,548          1,932,503,543
-------------------------------------------------------------------------------------------
Total Net Assets        $103,289,215           $3,555,594,261         $3,658,883,476
-------------------------------------------------------------------------------------------
Shares Outstanding
Class A                    8,893,098              109,849,580            118,536,782
Class C                    1,584,984               12,417,206             13,983,248
Class K                           --               32,499,467             32,499,467
Class R                           --               15,165,715             15,165,715
Class Y                      558,355              203,011,669            203,561,722

--------------------------------------------------------------------------------------------
                                                                      Shares issued
                                               Exchange Ratio         in reorganization
--------------------------------------------------------------------------------------------
Class A                                        0.9768                 8,687,202
Class C                                        0.9880                 1,566,042
Class Y                                        0.9851                   550,053

--------------------------------------------------------------------------------------------
                                               Unrealized
                                               Appreciation on        Accumulated Gain
                                               Closing Date           (Loss) on Closing Date
--------------------------------------------------------------------------------------------
Fund                                           $11,796,814            $      818,031
Predecessor Fund                                 4,095,338                (9,616,481)

Assuming the Reorganization had been completed on July 1, 2015, the pro-forma results of operations for the fiscal six months ended December 31, 2016, were as follows:

Net Investment income (loss)                                        $ 95,529,990
Net realized and unrealized gain (loss)                               51,270,329
--------------------------------------------------------------------------------
Change in net assets resulting from operations                      $146,800,319
--------------------------------------------------------------------------------

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings of the Fund that have been included in the Statements of Operations since the Reorganization was consummated.

                            Pioneer Bond Fund | Semiannual Report | 12/31/16 113

ADDITIONAL INFORMATION

Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On December 12, 2016, UniCredit announced that it has entered into a binding agreement for the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide. The closing of the Transaction is expected to happen in 2017, subject to certain regulatory and antitrust approvals, and other conditions.

Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund's current investment advisory agreement with the Adviser to terminate. Accordingly, the Fund's Board of Trustees will be asked to approve a new investment advisory agreement for the Fund. If approved by the Board, the Fund's new investment advisory agreement will be submitted to the shareholders of the Fund for their approval.

114 Pioneer Bond Fund | Semiannual Report | 12/31/16

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Bond Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2016 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2016 and May 2016. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment advisory agreement.

In March 2016, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In May 2016, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in July and September 2016.

At a meeting held on September 13, 2016, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

                            Pioneer Bond Fund | Semiannual Report | 12/31/16 115

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They also discuss the Fund's performance with PIM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners.

116 Pioneer Bond Fund | Semiannual Report | 12/31/16

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the third quintile relative to its Morningstar peer group and in the third quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares for the most recent fiscal year was in the third quintile relative to its Morningstar peer group and in the third quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that PIM was waiving fees and/or reimbursing expenses in order to limit the ordinary operating expenses of the Fund. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

                            Pioneer Bond Fund | Semiannual Report | 12/31/16 117

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its

118 Pioneer Bond Fund | Semiannual Report | 12/31/16 relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

                            Pioneer Bond Fund | Semiannual Report | 12/31/16 119

Trustees, Officers and Service Providers

Trustees                                    Advisory Trustee
Thomas J. Perna, Chairman                   Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                        Officers
Margaret B.W. Graham                        Lisa M. Jones, President and Chief
Marguerite A. Piret                           Executive Officer
Fred J. Ricciardi                           Mark E. Bradley, Treasurer and
Kenneth J. Taubes                             Chief Financial Officer
                                            Christopher J. Kelley, Secretary and
                                              Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*    Ms. Monchak is a non-voting Advisory Trustee.

120 Pioneer Bond Fund | Semiannual Report | 12/31/16

                           This page for your notes.

                            Pioneer Bond Fund | Semiannual Report | 12/31/16 121

                           This page for your notes.

122 Pioneer Bond Fund | Semiannual Report | 12/31/16

                           This page for your notes.

                            Pioneer Bond Fund | Semiannual Report | 12/31/16 123

                           This page for your notes.

124 Pioneer Bond Fund | Semiannual Report | 12/31/16

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2017 Pioneer Investments 18633-11-0217

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Bond Fund

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date March 1, 2017


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date March 1, 2017


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date March 1, 2017

* Print the name and title of each signing officer under his or her signature.